                                                                Exhibit 10.21

                                    SUBLEASE

     This Sublease, dated as of November 1, 2001 (this "Sublease"), is by and between ARIAD Corporation, a Delaware corporation ("Sublandlord"), with a place of business at 26 Landsdowne Street, Cambridge, Massachusetts 02139, and ViaCell, Inc., a Delaware corporation ("Subtenant") with an address of 131 Clarendon Street, 3rd Floor, Boston, MA 02116.

                              PRELIMINARY STATEMENT

     By Lease dated January 8, 1992 ("Original Lease"), ARIAD Pharmaceuticals, Inc. leased from Forest City Cambridge, Inc. ("Prime Landlord") approximately 100,361 rentable square feet of space in the building known as The Jackson Building, having a street address of 26 Landsdowne Street, Cambridge, Massachusetts ("Building"). The Prime Lease Premises (defined below) are more particularly described in the Prime Lease (defined herein), a copy of which is annexed hereto as EXHIBIT A.

     ARIAD Pharmaceuticals, Inc. assigned its interest in the Original Lease to Sublandlord, which assignment was executed on October 19, 1992, and recorded with the Middlesex County Southern District Registry of Deeds in Book 22527, Page 581, and filed with the Middlesex County Southern Registry District of the Land Court as Document No. 888025 noted on Certificate of Title No. 157415.

     The Original Lease as amended by the First and the Second Amendments to Lease, each dated May 12, 1994, the Third Amendment to Lease, dated June 1, 1994, a letter agreement dated December 16, 1996 (the Fourth Amendment to Lease), a letter agreement dated July 31, 1998 (the Fifth Amendment to Lease), the Sixth Amendment to Lease, dated December 31, 1999, and the Seventh Amendment to Lease, dated June 1, 2001 as the same may from time to time be further amended and supplemented, are hereinafter referred to collectively as the "Prime Lease." All of the space in the Building that is now or hereafter leased by Sublandlord pursuant to the Prime Lease is hereinafter referred to as the "Prime Lease Premises."

     Subject to and in accordance with the terms and conditions hereinafter set forth, Sublandlord desires to sublease to Subtenant, and Subtenant desires to rent from Sublandlord, that portion of the Prime Lease Premises which comprises approximately 3,226 rentable square feet of laboratory space on the fifth floor of the Building and is known as and numbered Suite 580. The foregoing shall collectively be referred to as the "Sublet Premises." The Sublet Premises is substantially shown on EXHIBIT B attached hereto.

     Capitalized terms used in this Sublease and not otherwise defined in this Sublease shall have the meanings established in the Prime Lease.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1. SUBLET PREMISES; PRIME LEASE. (a) Sublandlord hereby leases to Subtenant, and Subtenant hereby leases and hires from Sublandlord, the Sublet Premises together with the appurtenant rights in the common building areas as described in Section 2.2 of the Original Lease and the right to use, in accordance with the terms of the Prime Lease and only to the extent that Sublandlord is allowed by Prime Landlord to use them the following facilities, amenities and services: the Standard Building Services described in Exhibit D of the Prime Lease; the Extra Services described in
     Section 3.5 of the Prime Lease. In addition, Subtenant shall have the right to use up to, seven (7) parking spaces in the garage adjacent to the Building at a cost to be paid to Prime Landlord as determined by Prime Landlord or its parking management agent, in its sole discretion, in accordance with the terms of Exhibit A of the Prime Lease, upon and subject to the terms and conditions hereinafter stated or incorporated herein by reference. Commencing on the Sublease Commencement Date, Subtenant shall lease three (3) parking spaces, Subtenant shall have the right to increase (up to a maximum of seven (7)) or decrease, from time to time, the number of parking spaces it desires to lease. For purposes of reference only and not as a representation or warranty of any kind, the current monthly charge for a parking space in the above-referenced adjacent garage is $210.

     (b) Subtenant shall use the Sublet Premises only for the Permitted Uses set forth in Exhibit A to the Original Lease. Except to the extent modified by the terms of this Sublease or the consent of the Prime Landlord to this Sublease, it is intended that Subtenant shall have such rights with respect to its use of the Sublet Premises as Sublandlord has under the terms of the Prime Lease. In connection with its use and occupancy of the Sublet Premises, Subtenant shall observe and comply with those terms, covenants and conditions of the Prime Lease, as if Subtenant were named as Tenant or Subtenant thereunder, respectively, except where the context shall not admit. Subtenant agrees that it will neither suffer nor permit any act or omission attributable to Subtenant or its officers, employees or agents that would cause any default under the Prime Lease. Sublandlord will not do or suffer or permit anything to be done which would result in a default under the Prime Lease or cause the Prime Lease to be terminated. In the event of any inconsistency between the Prime Lease and this Sublease, the provisions of the Prime Lease shall control with the exception that the following sections anchor portions of the Prime Lease are expressly excluded from this Sublease (i.e. they shall not be deemed to be incorporated into this Sublease to the extent they are inapplicable or they are superseded by specific provisions hereof:
          Section 3 (Rent and Other Payments); Section 12.2 (Notices); Section
          12.8 (Brokerage); Section 12.11 (Security Deposit); Section 12.12 (Financial Reporting); Section 12.14 (Guaranty); Exhibit A (except for Parking Privileges and Permitted Uses); Exhibit C; First Amendment to Lease; Second Amendment to Lease; Third Amendment to Lease; Fourth Amendment to Lease; Fifth Amendment to Lease; Sixth Amendment to Lease and Seventh Amendment to Lease.

     (c) So long as Subtenant shall comply with its obligations under this Sublease within applicable grace periods, Sublandlord shall not interfere with Subtenant's quiet enjoyment of the Sublet Premises throughout the Term, subject to the terms and provisions of this Sublease.

     (d) Except to the extent provided in Section 1(b) hereof, this Sublease is subject and subordinate to the terms and conditions of the Prime Lease and to the written consent of the Prime Landlord of this Sublease.

2. SUBLET PREMISES CONDITION AND ALTERATION. (a) Except as otherwise set forth below, Subtenant shall accept the Sublet Premises in its "as is" condition on the date (the "Sublease Commencement Date") tendered by Sublandlord., and shall promptly reimburse Sublandlord after receipt of an invoice with relevant documentation of the costs of preparing the Sublet Premises for Subtenant's occupancy including but not limited to changing locks, and reconfiguration of the security system to provide controlled access to the Sublet Premises.

     (b) If Subtenant shall desire any additions, alterations, renovations, improvements, or reconstruction of any portion of the Sublet Premises during occupancy, such additions, alterations, renovations, improvements, or reconstruction shall (i) be approved in advance and in writing, both in terms of scope and cost, by the Sublandlord, in its reasonable discretion; (ii) be performed by and/or overseen by Sublandlord and/or contractors (which will be mutually acceptable to Sublandlord and Subtenant) working directly for Sublandlord, and (iii) based upon the agreed cost of work, be paid in advance by Subtenant to Sublandlord prior to the commencement of work. At the conclusion of the work, Sublandlord and Subtenant shall reconcile payments received to the actual project cost. Sublandlord shall promptly reimburse the Subtenant for any payments received in excess of actual costs. Conversely, Subtenant shall promptly pay to Sublandlord the unpaid balance of actual costs.

     (c) Subtenant shall pay to the Sublandlord an amount equal to seventy-five percent (75%) of the excess alteration costs over $25,000 (the "Additional Restoration Cost"). This Additional Restoration Cost payment will be added to the Security Deposit as described in Paragraph 5 below and shall be used as additional security for the potential incurrence of Surrender Costs as described in Paragraph 11(b) below. The contractor/contractors which do the work which may be required at the end of the term of this Sublease in accordance with Paragraph 11(b) below will be reasonably acceptable to Sublandlord.

3. TERM. (a) The term of this Sublease (the "Term") shall commence on the date the Sublandlord delivers to the Subtenant the Sublet Premises which shall also be the date first affixed at the beginning of this Sublease document, unless otherwise indicated herein ("Sublease Commencement Date"). It is the intent of both the Subtenant and the Sublandlord that the expiration date of the Term shall be the last day of the eighteenth (18th) month following such commencement date unless this Sublease is sooner terminated pursuant to its termination provisions. Sublandlord shall no later than four (4) months prior to the end of the term of this Sublease, provide Subtenant written notice of its intent to either (i) take over the Sublet Premises at the end of the Sublease term for its own use and/or occupancy, or (ii) continue to sublease the Sublet Premises in which case Sublandlord and Subtenant shall negotiate in "good faith" for a period of thirty days following Sublandlord's notice, the terms and conditions under which the Sublease would be extended, including but not limited to the rent to be paid and the length of the extension period. In the event that Sublandlord and Subtenant are not able to reach an agreement regarding the terms and conditions of an extension period in thirty days as described in 3(a)(ii) above, Subtenant shall vacate the premises at the end of the Sublease term and Sublandlord shall have the right to sublease the Sublet Premises or any portion thereof to a third party.

     (b) Subtenant is aware that the Sublandlord's Prime Lease expires on July 31, 2002 ("Prime Lease Termination Date"). Sublandlord hereby represents that, pursuant to Section 2.6 of the Prime Lease, Sublandlord has exercised its option to extend the term of the Prime Lease until July 31, 2007. Sublandlord represents and covenants that
          (i) there has not been any Event of Default on the part of the Sublandlord under the Prime Lease; and (ii) as of the date of Sublandlord's exercise of the extension option and as of the commencement date of the extension term of the Prime Lease (August 1, 2002), Sublandlord will be in occupancy of fifty-one percent (51%) of the Prime Lease Premises, but in no event less than the rentable square footage equal to the Original Premises. If for any reason, the Prime Lease is not so extended beyond the Prime Lease Termination Date, Sublandlord shall so notify the Subtenant to this effect immediately. In such event, this Sublease shall be terminated and Sublandlord will reimburse Subtenant reasonable damages, costs, fees and expenses incurred by Subtenant resulting from such early termination including, without limitation, reasonable costs of relocating, reasonable costs associated with the construction of the Tenant Work (including architectural and engineering fees), reasonable moving costs, and other reasonable costs directly associated with the interruption of Subtenant's business. The aggregate of such reimbursement shall not exceed $35,000 and shall be considered "liquidated damages" and Sublandlord shall not have any further liability to Subtenant with respect to termination of the Prime Lease on the Prime Lease Termination Date. In addition, in the event of early termination under this Section 3, Subtenant shall not be required to surrender the Sublet Premises in the condition required under Section 11(b) hereof and only if required by Prime Landlord, Sublandlord shall remove such alterations which would be necessary to facilitate future occupancy of the Sublet Premises at Sublandlord's expense.

4. RENT. (a) As the payment of monthly base rent ("Monthly Base Rent") under this Sublease for the Term, Subtenant shall pay Sublandlord the amount of $14,785.83. Subtenant shall pay the Monthly Base Rent to Sublandlord, without any offset, abatement or deduction whatever except as may occur in accordance with the provisions of this Sublease, in advance on the first day of each calendar month included in the Term (prorated for any portion of a calendar month at the beginning or end of the Term), with the first month's rent being paid upon Subtenant's execution of this Sublease.

     (b) From and after the Commencement Date, and throughout the Term of this Sublease, Subtenant shall pay Sublandlord monthly together with its payment of Monthly Base Rent, the amount of $8,825.28 which represents Subtenant's allocable share of all additional sums, costs, expenses and other payments that

     Sublandlord is obligated to pay Prime Landlord under the Prime Lease, including without limitation, Prime Landlord's operating costs and real estate taxes, as well as reasonable additional laboratory services including reasonable and customary to the industry autoclave, glass washing, shipping and receiving and all reasonable utility expenses including but not limited to electricity and gas, and all services and amenities listed in Section 1(a) hereof.

     (c) Sublandlord reserves the right to increase the charges described in paragraph (b) above in the event that Sublandlord incurs actual substantial and unforeseen increases in the costs to operate the Sublet Premises that are outside the control of Sublandlord and in such case, Sublandlord shall deliver to Subtenant copies of any written notices, bills or invoices received either by Sublandlord from Prime Landlord under Section 3.3 of the Prime Lease or directly from vendors and/or service providers. Examples of such uncontrollable costs include electricity and gas utility costs, real estate taxes, and costs passed through by the Prime Landlord.

     (d) In addition to the costs described in paragraph (b) above, Subtenant shall pay directly to the provider of the service all charges for separately metered utilities serving the Sublet Premises.

5. SECURITY DEPOSIT. Together with its execution and delivery of this Sublease, Subtenant shall deposit with Sublandlord, as the security deposit under this Sublease (the "Security Deposit") cash in the amount of $47,402.22. The Security Deposit will be held in a segregated, interest-bearing account as security for Subtenant's performance of its obligations under this Sublease, for and during the Term. The Security Deposit with all interest earned thereon shall be returned to Subtenant within thirty (30) days after the termination of this Sublease except that portion of the Security Deposit required to restore the Sublet Premises in accordance with Section 11(b) below ("Restoration Security"). Any remaining portion of the Restoration Security together with all interest earned thereon shall be returned to Subtenant upon the earlier of (i) one-hundred eighty (180) days after the termination of this Sublease or the date that the Sublet Premises are restored to in accordance with Section 11(b) below, provided there exists no breach of any undertaking of Subtenant and provided that all Surrender costs as described in Paragraph 11(b) have been paid in full. If all or any part of the Security Deposit is applied to an obligation of Subtenant hereunder during the Term, Subtenant shall within five (5) business days, upon written request by Sublandlord, restore the Security Deposit to its original amount. Subtenant shall not have the right to call upon Sublandlord to apply all or any part of the Security Deposit to cure any default, fulfill any obligation, or make any Base Rent or operating cost payment of Subtenant, but such use shall be solely in the discretion of Sublandlord.

6. BUILDING SERVICES AND PERSONAL PROPERTY. At no additional charge (a) Sublandlord shall provide Subtenant certain laboratory support services as listed in Exhibit C-1 attached hereto (b) certain existing lab equipment and office furniture in the Sublet Premises will remain for use thereof by Subtenant. Attached hereto as Exhibit C-2 is a list of such equipment and furniture as well as a description of its general condition as of the date of this Sublease (the "Sublandlord's Property").

7. INSURANCE. In addition to any insurance coverage required under the Original Lease (a) Subtenant shall obtain prior to Subtenant's occupancy or use of the Sublet Premises, and shall keep in force at all times thereafter, with respect to the Sublet Premises, (i) Workmen's Compensation Insurance as required by applicable law and (ii) Commercial General Liability Insurance in an amount not less than $2,000,000. Prior to the commencement of the Term, Subtenant shall deliver to Sublandlord either a certificate of such insurance or a duplicate original policy, evidencing such coverage and listing Sublandlord as an additional insured. Such insurance may be maintained under a blanket policy affecting other locations of Subtenant and its affiliated business organizations.

     (b) Any contractor responsible for the construction of any alternations, additions or improvements in the Sublet Premises shall be required to keep in effect, until the completion of same and with respect to the Sublet Premises, (i) Workmen's Compensation Insurance as required by applicable law and (ii) Commercial General Liability Insurance in an amount not less than $2,000,000 (unless a lower amount is accepted by Sublandlord). Subtenant shall deliver to Sublandlord either a certificate of such insurance or a duplicate original policy, evidencing such coverage and listing Sublandlord and Prime Landlord as additional insureds.

     (c) Sublandlord agrees with Subtenant that Sublandlord shall continue to maintain such casualty and liability insurance covering Sublandlord and the Sublet Premises as may be required under the provisions of the Prime Sublease and shall name Subtenant as an additional insured.

     (d) Any property insurance carried by either party with respect to the Sublet Premises and property therein or occurrences thereon shall, without additional premium, or with an additional premium which the other party agrees to pay, include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Sublease to the contrary, hereby waives any rights of recovery against the other for injury or loss due to hazards covered by such party's insurance, to the extent of the waiver of subrogation referred to in the preceding sentence or in any party's insurance. Such waiver shall be inclusive of any deductible or self-insured retentions.

8. ASSIGNMENT; SUBLEASING. Subtenant shall not sublet the Subleased Premises without Sublandlord's prior written consent which consent may be withheld in Sublandlord's sole discretion and the consent of the Prime Landlord to the extent required under the Prime Lease. Subtenant shall not assign this Sublease under any circumstances except in the event the need for such assignment arises due the merger, acquisition of all or a majority interest in the Subtenant by another entity in which case the prior written consent of the Sublandlord shall not be unreasonably withheld or delayed longer than ten (10) business days from Subtenant's written request for

     Sublandlord's written consent and the Prime Landlord's consent shall be obtained if required.

9.        Events of Default by Subtenant; Indemnification.

     (a) It shall be an Event of Default under this Sublease if any one or more of the following shall occur: (i) Subtenant shall fail in the performance of any of its obligations to pay within five (5) days written notice of when due any Monthly Fixed Rent or additional rent hereunder, or (ii) within fifteen (15) days after written notice from Sublandlord to Subtenant specifying any other default or failure to perform, Subtenant has not corrected such failure (provided, however, that if such failure cannot with diligent effort be corrected within such 15-day period, and if Subtenant has commenced to correct such failure within the 15-day period and proceeds diligently thereafter to pursue such correction to completion, Subtenant shall have such additional time before such failure becomes an Event of Default) or
          (iii) any assignment shall be made by Subtenant for the benefit of creditors, or (iv) Subtenant's leasehold interest shall be taken on execution, or (v) a petition is filed by Subtenant for adjudication as a bankrupt, or for reorganization or an arrangement under any provision of the Bankruptcy Act as then in force and effect, or (vi) an involuntary petition under any of the provisions of said Bankruptcy Act is filed against Subtenant, or (viii) Subtenant shall dissolve or merge into another entity whereby the merged entity is materially less creditworthy, as determined on a reasonable basis, than Subtenant was on September 1, 2001.

     (b) If an Event of Default shall occur, Sublandlord, in addition to and not in limitation of any rights otherwise available to it, shall have the same rights and remedies with respect to such Event of Default as are provided to Prime Landlord under the Prime Lease with respect to an Event of Default by Sublandlord thereunder, and Subtenant shall have all of the obligations of Sublandlord under the Prime Lease with respect to any such Event of Default.

     (c) In the Event of a Default by Subtenant in the performance of any of its obligations hereunder, Sublandlord may, at its option and after reasonable notice to Subtenant, and without waiving any other remedies for such default set forth in this Sublease or provided by law or by incorporation by reference of the Prime Lease or the Prime Sublease, may cure such default for the account of Subtenant; and any reasonable out-of-pocket amount paid or incurred by Sublandlord in so doing shall be deemed paid or incurred for the account of Subtenant; and Subtenant agrees to reimburse Sublandlord therefor and save Sublandlord harmless therefrom. If Subtenant shall fail to reimburse Sublandlord upon demand for any amount paid for the account of Subtenant hereunder, said amount shall be added to, and become due as a part of, the next payment of rent due hereunder.

     (d) Subtenant hereby exonerates, indemnifies and agrees to hold harmless Sublandlord from and against all claims, suits, obligations, liabilities, damages and reasonable costs, including reasonable attorneys' fees, resulting from the failure by Subtenant to perform, fulfill or observe Subtenant's representations, warranties or agreements set forth in this Sublease.

     (e) Sublandlord hereby exonerates, indemnifies and agrees to hold harmless Subtenant from and against all claims, suits, obligations, liabilities, damages and reasonable costs, including reasonable attorney's fees, resulting from the failure by Sublandlord to perform, fulfill or observe Sublandlord's representations, warranties or agreements set forth in this Sublease.

10. SUBTENANT'S ACCESS TO THE SUBLEASED PREMISES. Subject to the terms and conditions of the Prime Lease, the Subtenant shall have reasonable access to the Sublet Premise twenty-four hours per day, seven days a week, fifty-two weeks per year.

11. SURRENDER, SURRENDER COSTS, AND HOLDOVER. (a) At the expiration or earlier termination of this Sublease, Subtenant shall surrender the Sublet Premises to Sublandlord, broom clean, with all additions and improvements thereto, in as good condition as on the date of delivery to Subtenant or as the Sublet Premises may be put in during the term of this Sublease, reasonable wear and tear, damage by casualty or as a result of the exercise of eminent domain excepted.

     (b) In the event Sublandlord performed additions or alterations to the Sublet Premises pursuant to Paragraph 2(b) above, upon surrendering the Sublet Premises by the Subtenant at the expiration of the Term, Sublandlord reserves the right, at its sole discretion, to (i) retain any and all such alterations in the Sublet Premises; (ii) remove such alterations which would be necessary to facilitate future occupancy of the Sublet Premises; and (iii) charge the Subtenant for the reasonable costs of performing the removals described in prior clause up to the amount of Subtenant's Security Deposit (ii) ("Surrender Costs"). At its sole discretion, Sublandlord will be permitted to withdraw funds from the Security Deposit to cover the costs of said removals for a period after the expiration or earlier termination of the Sublease not to exceed one-hundred eighty (180) days.

     (c) If Subtenant shall hold over, Subtenant shall pay to Sublandlord (i) one hundred percent fifty (150%) of the total of the Monthly Base Rent and reimbursement of operating expenses as cited in paragraphs 4(a) and (b) above then applicable for each month or portion thereof Subtenant shall remain in possession of the Sublet Premises or any part thereof after the termination of this Sublease, whether by lapse of time or otherwise, and (ii) any and all damages sustained by Sublandlord on account thereof including, but not limited to consequential and indirect damages. The provisions of this Paragraph 11(c) shall not operate as a waiver by Sublandlord of any right of re-entry provided in this Sublease.

12.       Sublandlord's Representations and Warranties Regarding the Prime
          Lease.

     Sublandlord represents to the best of its knowledge and warrants to and agrees with the Subtenant as follows:

     (a) A true, complete and correct copy of the Prime Lease is attached hereto as Exhibit A and the Prime Lease has not been modified except as provided herein;

     (b)  Sublandlord is the lessee under the Prime Lease;

     (c) Sublandlord shall promptly furnish to Subtenant a copy of each notice or statement from Prime Landlord affecting the Sublet Premises;

     (d) The Prime Lease is in full force and effect and constitutes the entire agreement governing Sublandlord's occupancy of the Prime Lease Premises;

     (e) Sublandlord is not in default of any of its obligations under the Prime Lease and has not received any notice of default on the part of Sublandlord as Tenant under the Prime Lease;

     (f) To the best of Sublandlord's knowledge, as of the date hereof, the Prime Landlord is not in default of its obligations under the Prime Lease.

     (g) The initial term of the Prime Lease commenced on January 8, 1992 and will end on July 31, 2007; and

     (h) Sublandlord shall not amend or modify (or agree to amend or modify) the Prime Lease in any way that would materially increase Subtenant's obligations or materially diminish Subtenant's rights under the Sublease, nor shall Sublandlord do, or permit to do or be done, anything that would cause the Prime Lease to be cancelled, terminated or forfeited or cause the extension of the Prime Lease Termination Date until July 31, 2007 to be cancelled, terminated or forfeited.

13. SUBTENANT'S MAINTENANCE. Subtenant agrees to maintain the Sublet Premises in a clean, neat, sanitary and orderly condition subject to reasonable wear and tear, damage due to casualty, condemnation, force majeure or any condition resulting from a default or defaults by Sublandlord under this Sublease.

14. SUBLANDLORD'S MAINTENANCE. With respect to the Sublet Premises, Sublandlord agrees to perform all of its obligations set forth in Section
     5.2 of the Prime Lease. In addition, Sublandlord shall, upon the written request of Subtenant from time to time use commercially reasonable efforts to cause the Prime Landlord to perform its obligations under the Prime Lease for the benefit of Subtenant with respect to the Sublet Premises, including furnishing of services and expending of sums for the preservation or repair of the Sublet Premises, to the extent that Prime Landlord is required to do so under the Prime Lease.

15. NOTICES. Whenever it shall be necessary or desirable for either party to this Sublease to serve any notice or demand on the other party, such notice or demand shall be served by certified mail, return receipt requested, by overnight courier (such as Federal Express), next day delivery, or by hand at the addresses set forth below or at such other address as shall be designated by the parties in accordance with this Section. Each party shall provide to the other copies of all notices received by each from Prime Landlord.

     If to Sublandlord:

          ARIAD Corporation
          26 Landsdowne Street
          Cambridge, MA  02139
          Attn:  Chief Executive Officer
          Telecopy:  [Intentionally omitted]

     With copy to:

          Joel Bloom, Esq.
          Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
          One Financial Center
          Boston, MA  02111
          Telecopy:  [Intentionally omitted]

     If to Subtenant:

          ViaCell, Inc.
          131 Clarendon Street
          3rd Floor
          Boston, MA  02116
          Attn:  Bob Koshgarian

     With copy to:

          Joshua W. Leichter
          [BEFORE NOVEMBER 1, 2001]
          Palmer & Dodge LLP
          One Beacon Street
          Boston, MA 02108

          [AFTER NOVEMBER 1, 2001]
          Palmer & Dodge LLP
          111 Huntington Avenue at Prudential Center
          Boston, MA 02199-7613

16.       MISCELLANEOUS.

     (a) EFFECT. This Sublease shall be binding upon and shall inure to the benefit of the parties hereto and their successors and assigns.

     (b) AUTHORITY. By the signature of its officer on this Sublease, each party represents and warrants to the other that such officer is fully authorized to execute this Sublease, and that this Sublease has itself been duly authorized by all necessary actions required under such party's corporate documents.

     (c) ENTIRE AGREEMENT. This Sublease constitutes the entire understanding and agreement of Sublandlord and Subtenant with respect to the subject matter of this Sublease, and contains all of the covenants and agreements of Sublandlord and Subtenant with respect thereto. Sublandlord and Subtenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Sublandlord or Subtenant, or anyone acting on behalf of Sublandlord or Subtenant, which are not contained herein, and any prior agreements, promises, negotiations or representations not expressly set forth in this Sublease are of no force or effect.

     (d) MODIFICATION. Neither this Sublease nor any provisions thereof may be waived, modified, amended, discharged or terminated, except by an instrument in writing signed by the party against which the enforcement of such waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in such instrument.

     (e) SEVERABILITY. If any term or provisions of this Sublease or the application thereof to any person or circumstance shall to any extent be held invalid or unenforceable, the remainder of this Sublease or the application of such term or provision to other persons or circumstances shall not be affected thereby, and each term and provision of this Sublease shall be valid and enforceable to the fullest extent permitted by law.

     (f) APPLICABLE LAW. This Sublease shall be deemed or contract made in Massachusetts, and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

17. NO BROKERAGE. The parties represent that they have dealt with no real estate broker or agent in connection with this Sublease or with anyone who would otherwise be entitled to a brokerage commission or other compensation with respect to this Sublease except for Richards, Barry, Joyce and Partners or Insignia ESG, Inc. ("Brokers"). Each of Sublandlord and Subtenant agrees to defend and indemnify the other against any claims, losses, damages, liabilities or expenses (including reasonable attorneys' fees) arising out of the breach of any of its respective foregoing representations.

18. EFFECTIVENESS OF SUBLEASE. This Sublease shall not be effective until and unless Prime Landlord has given its consent hereto. Sublandlord shall be responsible for paying all costs and expenses payable to Prime Landlord under the Prime Lease in connection with obtaining such consent. Sublandlord shall use reasonable efforts to obtain Prime Landlord's consent.

IN WITNESS WHEREOF, the parties hereto have caused this Sublease to be duly executed as an instrument under seal by their respective duly authorized officers, as of the date first above written.

                                Sublandlord:  ARIAD CORPORATION


                                              By:  Signature on File
                                                   -----------------------------

                                              Its: President & CEO
                                                   -----------------------------
                                                   duly authorized


                                Subtenant:    VIACELL, INC.


                                              By:  /s/ Marc Beer
                                                   -----------------------------

                                              Its: Chairman and CEO
                                                   -----------------------------
                                                   duly authorized

                                    EXHIBIT A

                                   PRIME LEASE

                              26 Landsdowne Street
                            Cambridge, Massachusetts
                      Lease to ARIAD Pharmaceuticals, Inc.


                                TABLE OF CONTENTS

                                                                                                                PAGE
1.        Recitals and Definitions................................................................................1
          1.1      Recitals.......................................................................................1
          1.2      Definitions....................................................................................1
2.        Premises and Term.......................................................................................3
          2.1      Premises.......................................................................................3
          2.2      Appurtenant Rights.............................................................................3
          2.3      Landlord's Reservations........................................................................4
          2.4      Parking........................................................................................4
          2.5      Commencement Date..............................................................................6
          2.6      Extension Options..............................................................................6
          2.7      Expansion Options..............................................................................6
          2.8      First Floor Premises...........................................................................9
3.        Rent and Other Payments................................................................................10
          3.1      Annual Fixed Rent.............................................................................10
          3.2      Real Estate Taxes.............................................................................10
          3.3      Operating Expenses............................................................................13
          3.4      Other Utility Charges.........................................................................16
          3.5      Standard Building Services; Extra Services....................................................16
          3.6      No Offsets....................................................................................17
          3.7      Net Lease.....................................................................................17
4.        Alterations............................................................................................17
          4.1      Consent Required for Tenant's Alterations.....................................................17
          4.2      Initial Alterations...........................................................................18
          4.3      Ownership of Alterations and Restorations at End of Term......................................18
          4.4      Payment for Tenant Alterations................................................................20
5.        Responsibility for Condition of Building and Premises..................................................20
          5.1      Maintenance of Building and Common Areas by Landlord..........................................20
          5.2      Maintenance of Premises by Tenant.............................................................20
          5.3      Delays in Landlord's Services.................................................................21
6.        Tenant Covenants.......................................................................................22
          6.1      Permitted Uses................................................................................22
          6.2      Laws and Regulations..........................................................................23
          6.3      Rules and Regulations.........................................................................23
          6.4      Safety Compliance.............................................................................24
          6.5      Landlord's Entry..............................................................................24
          6.6      Floor Load....................................................................................24
          6.7      Personal Property Tax.........................................................................24
          6.8      Assignment and Subleases......................................................................25
7.        Indemnity and Insurance................................................................................27
          7.1      Indemnity.....................................................................................27

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                PAGE
          7.2      Liability Insurance...........................................................................27
          7.3      Personal Property at Risk.....................................................................28
          7.4      Landlord's Insurance..........................................................................28
          7.5      Waiver of Subrogation.........................................................................28
8.        Casualty and Eminent Domain............................................................................29
          8.1      Restoration Following Casualties..............................................................29
          8.2      Landlord's Termination Election...............................................................29
          8.3      Tenant's Termination Election.................................................................29
          8.4      Casualty at Expiration of Lease...............................................................30
          8.5      Eminent Domain................................................................................30
          8.6      Rent after Casualty or Taking.................................................................31
          8.7      Temporary Taking..............................................................................31
          8.8      Taking Award..................................................................................31
9.        Default................................................................................................31
          9.1      Tenant's Default..............................................................................31
          9.2      Damages.......................................................................................32
          9.3      Cumulative Rights.............................................................................32
          9.4      Landlord's Self-Help..........................................................................33
          9.5      Enforcement Expenses..........................................................................33
          9.6      Late Charges and Interest on Overdue Payments.................................................33
          9.7      Landlord's Right to Notice and Cure; Tenant's Self-Help.......................................33
10.       Mortgagees' and Ground Lessors' Rights.................................................................34
          10.1     Subordination.................................................................................34
          10.2     Prepayment of Rent not to Bind Mortgagee......................................................34
          10.3     Tenant's Duty to Notify Mortgagee; Mortgagee's Ability to Cure................................34
          10.4     Estoppel Certificates.........................................................................34
11.       Dispute Resolution.....................................................................................35
12.       Miscellaneous..........................................................................................37
          12.1     Notice of Lease...............................................................................37
          12.2     Notices.......................................................................................37
          12.3     Successors and Limitation on Liability of the Landlord and Tenant.............................37
          12.4     Waivers by the Landlord or Tenant.............................................................38
          12.5     Acceptance of Partial Payments of Rent........................................................38
          12.6     Interpretation and Partial Invalidity.........................................................38
          12.7     Quiet Enjoyment...............................................................................38
          12.8     Brokerage.....................................................................................38
          12.9     Surrender of Premises and Holding Over........................................................39
          12.10    Limitation of Causes of Action and Damages....................................................39
          12.11    Security Deposit..............................................................................39
          12.12    Financial Reporting...........................................................................40
          12.13    Cambridge Employment Plan.....................................................................40

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                                PAGE
          12.14    Guaranty of Lease.............................................................................40
          12.15    Tenant's Sign.................................................................................40
          12.16    Ground Lease..................................................................................41
          12.17    Storage.......................................................................................41
          12.18    Parking Lot Security and Access...............................................................41
          12.19    Premises Security and Access..................................................................41
          12.20    Absence of Asbestos and PCBs..................................................................41
          12.21    Miscellaneous.................................................................................42

Exhibit A        --   Basic Lease Terms
Exhibit A-1      --   Rights and Remedies in Respect of Late Delivery
Exhibit B        --   Legal Description
Exhibit C        --   Work Letter
Exhibit C-1      --   Tenant's Final Plans (to be attached when approved by Landlord in accordance with this Lease)
Exhibit C-2      --   General Outline Specifications
Exhibit C-3      --   Roof Plan of the Building
Exhibit D        --   Standard Services
Exhibit D-1      --   Cleaning Specifications
Exhibit E        --   Rules and Regulations
Exhibit F        --   Landlord's Construction Rules and Regulations
Exhibit G        --   Floor Plans of the Premises
Exhibit H        --   Guaranty of Lease
Exhibit I        --   Equipment in Alkermes Space
Exhibit J        --   Location of Tenant's Sign
Exhibit K        --   Measurement Standard
Exhibit L        --   Building System Capacities

                                      LEASE

1.   RECITALS AND DEFINITIONS

     1.1 RECITALS. This Lease (this "Lease") is entered into as of January 8, 1992, by and between Forest City Cambridge, Inc. ("Landlord"), an Ohio corporation, and ARIAD Pharmaceuticals, Inc. ("Tenant"), a Delaware corporation.

     In consideration of the mutual covenants herein set forth, Landlord and Tenant do hereby agree to the terms and conditions set forth in this Lease.

     1.2 DEFINITIONS. The following Terms, have the meanings indicated or referred to below.

     "Additional Rent" means all charges payable by Tenant pursuant to this Lease other than Annual Fixed Rent, including without implied limitation Tenant's parking charges as provided in Section 2.4; Tenant's Tax Expense Allocable to the Premises as provided in Section 3.2; Tenant's Operating Expenses Allocable to the Premises in accordance with Section 3.3; amounts payable for special services pursuant to Section 3.5; Landlord's share of any sublease or assignment proceeds pursuant to Section 68.

     "Annual Fixed Rent"--See Exhibit A, Section 26, Section 2.7 and Section
3.1.

     "Annual Fixed Rent Commencement Date"--See Exhibit A.

     "Building" means the building now known as The Jackson Building located at 26 Landsdowne Street, Cambridge, Massachusetts in which the Premises are located.

     "Commencement Date"--See Section 2.5.

     "Common Building Areas" means those portions of the Building which are not part of the Premises and to which Tenant has appurtenant rights pursuant to
Section 2.2.

     "Consumer Price Index" means the Consumer Price Index, all urban consumers, for Boston, prepared by the Bureau of Labor Statistics of the United States Department of Labor, 1982-84 = 100, and in the event such index is not in existence when any determinations using it are to be made, or the basis for calculating such index shall have been changed, the most equivalent index published by the United States Bureau of Labor Statistics or by any successor governmental agency or if none is published by such agency, then the most equivalent index as may then be published by a non-governmental agency as in each case reasonably selected by Landlord. In the event that any calculation based on the Consumer Price Index involves a period during which the identity or basis for calculating the index changes, appropriate adjustments reasonably determined by Landlord shall be made in such calculation in order to best reflect the change in general level of consumer prices over the applicable period as indicated by the applicable index. The reasonableness of any determination by Landlord, as contemplated in the previous two sentences, shall be subject to Dispute Resolution (as hereinafter defined).

     "Contractor and Subcontractors" mean the General Contractor and its subcontractors as approved by Landlord under contract to complete the tenant improvements in accordance with Tenant's Final Plans and Specifications as listed on Exhibit C-1 to the Work Letter attached hereto.

     "Expansion Space"--See Section 2.7.

     "Extension Term"--See Section 2.6.

"External Causes" means, collectively, Acts of God, war, civil commotion, fire, flood or other casualty, strikes or other extraordinary labor difficulties other than such strikes or other extraordinary labor difficulties which are due to the fault of Landlord, shortages of labor or materials or equipment in the ordinary course of trade, government orders or regulations or any other causes, other than the unavailability of funds, not reasonably within Landlord's control and not due to the fault or neglect of Landlord including, without limitation, any act, failure to act or neglect of Tenant or Tenant's servants, agents, employees, licensees or any person 'claiming by, through or under Tenant.

     "Dispute Resolution"--See Section 11.

     "Guaranty" means that certain guaranty of Tenant's obligations hereunder of even date herewith from the person or entity ("Guarantor") who in the party thereto for the benefit of Landlord, and attached hereto and incorporated herein as Exhibit H.

     "Initial Term"--See Exhibit A.

     "Land" means the parcel of land situated in Cambridge, Massachusetts, described in Exhibit B.

     "Landlord's Original Address"--See Exhibit A.

     "Lease Year" means each period of one year during the Term commencing on the Commencement Date or on any anniversary thereof, except that the first Lease Year shall end one year from the Annual Fixed Rent Commencement Date of the last portion of the Premises to be delivered to Tenant pursuant to the Scheduled Delivery Dates.

     "Original Premises"--See Exhibit A.

"Permitted Uses"--See Exhibit A.

     "Premises" means that portion of the Building which Tenant is leasing at any given time pursuant to the provisions of this Lease. See Exhibit A, Section
2.1 and Section 2.7.

     "Property" means the Land and the Building.

     "Standard Building Services"--See Section 3.5 and Exhibit D.

     "Temporary Office Space"--See Section 2.8.

     "Tenant's Original Address"--See Exhibit A.

     "Term" means the Initial Term together with any Extension Term if extended by Tenant pursuant to Section 2.6.

     "University Park" means the area in Cambridge, Massachusetts, bounded on the North side by Massachusetts Avenue and Green Street, on the East side by Landsdowne, Cross and Purrington Streets, on the South side by Pacific Street and on the West side by Brookline Street.

     "Work Letter" means the letter agreement, attached hereto and incorporated herein as Exhibit C, of even date herewith between Landlord and Tenant relating to the construction of leasehold improvements by Tenant in the Premises.

2.   PREMISES AND TERM

     2.1 PREMISES. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, for the Term, the Original Premises. Landlord also hereby leases to Tenant, and Tenant also hereby leases from Landlord, the Temporary Office Space as contemplated by Section 2.8. The Premises shall exclude the entry and main lobby of the Building, first floor elevator lobby, first floor mail room, the common stairways and stairwells, elevators and elevator wells, boiler room, sprinklers, sprinkler rooms, elevator rooms, mechanical rooms, loading and receiving areas, electric and telephone closets, janitor closets, Building shower room, and pipes, ducts, conduits, wires and appurtenant fixtures and equipment serving exclusively or in common other parts of the Building. If the Premises at any time includes less than the entire rentable floor area of any floor of the Building, the Premises shall also exclude the common corridors, vestibules, walkways and bridges, elevator lobby and toilets located on such floor. Tenant acknowledges that, except as expressly set forth in this Lease, there have been no representations or warranties made by or on behalf of Landlord with respect to the Premises, the Building or the Property or with respect to the suitability of any of them for the conduct of Tenant's business. The Premises are being leased hereunder in their current "as is" condition, including the laboratory build-out and fixed and movable equipment listed on
Exhibit I located in the Alkermes Space (as defined in Exhibit A). Subject to the representations of Landlord set forth in Section 12.20, which representation shall survive such occupancy, the taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in satisfactory condition, order and repair. Notwithstanding the foregoing, however, Landlord represents that Tenant will have the right to draw upon the building systems up to the allocable share thereof described in Exhibit L for use by Tenant in connection with its alterations to and occupancy of the Premises.

     2.2 APPURTENANT RIGHTS. Tenant shall have, as appurtenant to the Premises, the nonexclusive right to use in common with others, subject to reasonable rules of general applicability to occupants of the Building from time to time made by Landlord of which Tenant is given notice: (i) the entry, vestibules and main lobby of the Building, first floor mailroom, atrium bridges and walkways, the common stairways, Building shower room, elevators, elevator wells, boiler room, elevator rooms, sprinkler rooms, mechanical rooms, electric and telephone closets, janitor closets and the pipes, sprinklers, ducts, conduits, wires and appurtenant fixtures and equipment serving the Premises in common with others,
(ii) common walkways and
driveways necessary or reasonably convenient for access to the Building, (iii) access to loading area and freight elevator subject to rules and regulations then in effect, and (iv) if the Premises at any time include less than the entire rentable floor area of any floor, the common toilets, corridors, vestibules, bridges and walkways, and elevator lobby of such floor. Tenant shall also have as an appurtenant right to the Premises the right to use the walkways adjacent to the atrium of the Building on each floor of the Building, the entire rentable space of which is leased by Tenant, except the first floor of the Building, for reception and/or greeting areas subject, however, to reasonable rules and regulations of general applicability to such atrium walkways from time to time made by Landlord of which Tenant shall have been given written notice. Tenant shall also have, as an appurtenant right to the Premises, the right to use such portions of the roof of the Building as Tenant shall require for the installation of mechanical equipment, skylights, etc., not exceeding Tenant's proportionate share of the capacity thereof in terms of space, live load limits and otherwise, subject to Landlord's approval rights pursuant to Section 4. Attached as Exhibit C-3 to the Work Letter is a plan describing the available space on the roof of the Building. Without limitation of anything otherwise provided in this Lease, none of Tenant's installations of equipment on the roof, and any required interior and/or exterior ducts, may exceed the live load limits of the Building established by the Building Code or the Base Building System capacity as allocated to Tenant as specified in Exhibit F. Tenant shall also have the appurtenant right to use any University Park facilities and amenities made available from time to time for general use by office and R & D tenants of University Park, subject to any reasonable Rules and Regulations of general applicability promulgated by Landlord from time to time of which Tenant has been given advance written notice.

     2.3 LANDLORD'S RESERVATIONS. Landlord reserves the right from time to time, without unreasonable interference with Tenant's use: (i) to install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building, or either, pipes, ducts, conduits, wires and appurtenant fixtures and equipment, wherever located in the Premises or the Building, and
(ii) to alter or relocate any other common facility, provided that substitutions are substantially equivalent or better and provided that Landlord provides Tenant with reasonable prior notice and complies with Tenant's security and safety procedures as provided in Section 6.5 of this Lease. Any installation or relocation work in the Premises performed by Landlord pursuant to this Section
2.3 must be concealed behind, beneath or within the partitioning, existing building columns, floors, perimeter walls and ceilings of the Premises or otherwise completely furred and finished at points immediately adjacent to any of the foregoing in such manner as to reasonably harmonize with the interior decoration of the Premises. In no event should Landlord be permitted to store any of its materials overnight in the Premises. All such work should be performed at times and in such manner as to create the least practicable interference with Tenant's use of the Premises with any demolition work to be performed only outside of the Building's normal business hours; no such work shall impact so-called "clean" or laboratory installations without reasonably appropriate precautions having been taken; no such work should reduce ceiling heights except for minor reductions adjacent to central core area walls and existing building columns; no such work should reduce the usable floor area of the Premises in excess of 250 square feet in the aggregate; and Tenant should receive a dollar for dollar reduction in Annual Fixed Rent to reflect the usable square footage so taken.

     2.4 PARKING. Landlord shall provide and Tenant shall pay for parking privileges for use by Tenant's employees and business invitees and visitors in accordance with Exhibit A.

Landlord shall, in accordance with Exhibit A, have the right to designate from time to time, and to change from time to time, the location within University Park that shall be used for the parking of Tenant's and its employees' automobiles. Landlord covenants and agrees to provide, if reasonable to do so given the distance to the Building, shuttle bus service at peak hours for service to and from the Building and such relocated parking spaces. Landlord may cause to be constructed within University Park a parking garage or garages (a "Garage") to serve the Building and other buildings. When a Garage is completed Landlord shall have the right to relocate all or any portion of Tenant's parking rights to a Garage provided that if there is more than one such Garage, Tenant's parking rights will be relocated into the Garage which is the closest to the Building. Tenant's parking privileges may be on a nonexclusive basis. Landlord shall not allocate parking spaces in the surface parking area serving the Building to more cars than 110% times the number of available spaces therein. Tenant agrees that it and all persons claiming by, through and under it, shall at all times abide by the reasonable rules and regulations of general application promulgated by Landlord with respect to the use of the parking facilities provided by Landlord pursuant to this Lease.

     Except as otherwise provided in Exhibit A, Tenant shall pay to Landlord for Tenant's parking privileges the monthly rent at which Landlord from time to time offers to make parking privileges available to tenants and other users of such parking facilities which pay rent therefor. Monthly parking charges shall constitute Additional Rent and shall be payable at the time and in the fashion in which Annual Fixed Rent under this Lease is payable, or at the option of Landlord, Tenant shall enter into a separate lease agreement for such parking rights for a period which shall have the same expiration date as the Term and which, if this Lease provides for options on the part of Tenant to extend, shall be automatically extended upon the exercise of any of such options. Any such separate lease agreement shall be subject to the right of any then existing or future holder of a mortgage or ground lease to require the subordination thereof as contemplated in Section 10 hereof conditioned, however, upon the receipt by Tenant of the same rights of non-disturbance as apply with respect to the Premises.

     At any time during the Initial Term or any Extension Term Landlord shall have the right to assign Landlord's obligations to provide parking, as herein set forth, together with Landlord's right to receive Additional Rent for such parking spaces as herein provided, to a separate entity created for the purpose of providing the parking privileges set forth herein. In such event, Landlord and Tenant agree to execute and deliver appropriate documentation, including documentation with the new entity, reasonably necessary to provide for (i) the new entity to assume Landlord's obligations to provide the parking privileges to Tenant as specified herein and for Tenant to pay the Additional Rent attributable to the parking privileges directly to the new entity, (ii) except as contemplated by the next following sentence hereof, to release Landlord of its obligations to Tenant to provide the parking privileges, and (iii) to release Tenant from its obligations to pay Landlord for the Additional Rent attributable to the parking privileges. Notwithstanding any assignment by Landlord of its rights and responsibilities with respect to providing parking as provided in this paragraph, any agreement between Landlord's assignee and Tenant shall be cross-defaulted with this Lease such that INTER ALIA a default by such assignee in the delivery of such parking rights to Tenant shall constitute a failure to deliver services in that respect by Landlord hereunder.

     2.5 COMMENCEMENT DATE. "Commencement Date" means, for each portion of the Premises designated in Exhibit A or Section 2.8 for separate delivery, the date which is the earlier of (i) the date such space is available to Landlord and is delivered to Tenant, or (ii) the date on which Tenant occupies any portion of such space either for the performance of Tenant's initial installations or for conducting its business operations. Tenant's rights and remedies, should Landlord fail to deliver any portion of the Premises by the Scheduled Delivery Date for such space, shall be as provided in, and limited to, the provisions of Exhibit A-1.

     2.6 EXTENSION OPTIONS. Provided that (a) there has been no Event of Default on the part of Tenant which is uncured and continuing, other than any which have been waived by Landlord, and (b) Tenant is as of the date of the exercise and as of the commencement date of any Extension Term (as hereinafter defined) itself (including all entities for which Landlord's consent to assignment or sublease is not required under Section 6.8) in occupancy of at least fifty-one percent (51%) of the Premises, but in no event less than the rentable square footage equal to ________ of the Original Premises, Tenant shall have the right to extend the Term hereof for two (2) successive periods of five
(5) years each (each an "Extension Term"), such options to extend to be exercised by the giving of notice by Tenant to Landlord at least nine (9) months prior to the expiration of the then current Term. Upon the giving of such notice, this Lease and the Term hereof shall be extended, for an additional term of five (5) years, without the necessity for the execution of any additional documents. In no event shall the Term hereof be extended for more than five (5) years after the expiration of the Initial Term with respect to the first Extension Term, and five (5) years after the expiration of the first Extension Term with respect to the second Extension Term, nor shall Tenant have the right to exercise succeeding extension options unless it has exercised the extension option next preceding the extension option being currently exercised by Tenant. The Extension Term shall be upon all the terms, conditions and provisions of this Lease, except, that the increase in the Annual Fixed Rent during the Extension Term shall be calculated in the following manner:

          Landlord shall compare the Consumer Price Index, which is published for the calendar month most immediately preceding the date the relevant Extension Term commences (the "Extension Index"), with the Consumer Price Index published for the calendar month most immediately preceding the date the Initial Term commenced (the "Beginning Index").

          If, at the time the Annual Fixed Rent payable with respect to the relevant Extension Term is established, the Extension Index has increased over the Beginning Index, then the Annual Fixed Rent payable during each Extension Term shall be set by multiplying rentable square foot by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index. After the Annual Fixed Rent for the relevant Extension Term has been determined, Landlord shall give Tenant notice of the amount of Annual Fixed Rent for such Extension Term. Notwithstanding the foregoing, however, in no event whatsoever shall Annual Fixed Rent payable during any Extension Term be less than Annual Fixed Rent payable during the last five (5) years of the Initial Term.

     2.7 EXPANSION OPTIONS. Provided that (a) there has been no Event of Default on the part of Tenant which is uncured and continuing, other than any which have been waived by

 Landlord, and (b) Tenant is as of the date in question and as of the time immediately prior to the time that additional space would be added to the Premises pursuant to this Section 2.7 itself (including all entities for which Landlord's consent to assignment or subleases not requited under Section 6.8) in occupancy of at least [Illegible] of the Premises, but in no event less than the rentable square footage equal to [Illegible] of the Original Premises, then if any or all of the space located in the Building and not leased by Tenant hereunder (the "Expansion Space") should become available for lease, Landlord shall so notify Tenant and shall identify the space available (the "Offered Space") together with the rentable square footage thereof computed using (i) the schedule of rentable floor areas of full floors of the Premises, set forth in Exhibit K, if the Offered Space consists of a full floor of the Building, or
(ii) that portion of the rentable floor area of the full floor of the Building on which such space is located, as determined using the measurement standard specified in Exhibit K and certified as such by Landlord's architect. Landlord shall notify Tenant of such availability (i) within ten (10) days following the termination of any lease demising a portion of the Expansion Space prior to the expiration of the term thereof, and (ii) not more than one year nor less than three months prior to the expiration of the term (as extended by any extension options) of any lease demising a portion of the Expansion Space. Notwithstanding the foregoing, in no event shall any space located on the first or fourth floors of the Building (except for the space on the fourth floor of the Building now occupied by Oculon Corporation) be deemed Offered Space unless the same shall become available for occupancy on or after January 1, 1993.

     If the Offered Space becomes available for occupancy at any time during the first five (5) Lease Years of the Initial Term, the terms and conditions on which Tenant would lease such Offered Space, if Tenant elects to lease such Offered Space as provided below, would be the same terms and conditions of this, Lease as apply to the Original Premises, including the right to extend the term of this Lease with respect thereto and the right to additional parking spaces in accordance herewith (at the same ratio as applied with respect to the remainder of the Premises), and such Offered Space would become part of the Original Premises for all purposes hereunder as of the date Tenant elects to lease such Offered Space, for the remainder of the Term of this Lease. Tenant may, by giving notice to Landlord within ten (10) business days after the date Landlord's notice of the availability of Offered Space is given to Tenant, elect to lease the Offered Space or any portion thereof, provided that if the Offered Space consists of a full floor plus other space in the Building, Tenant's election to lease less, than all of such Offered Space must apply to either (i) the full floor or (ii) only such other space.

     If Tenant shall elect to so lease the Offered Space, or a portion thereof, as aforesaid, then the Offered Space (or such portions) shall become part of the Premises as of the date of Tenant's notice as provided above or such later date as possession of the space shall be delivered by Landlord. If Tenant shall not elect to lease any portion of the Offered Space, then except as otherwise provided below, Tenant shall have no further rights under this Section 2.7 with respect to such portion of the Offered Space, and Landlord shall thereafter be free to lease any or all of such portion of the Offered Space to a third party or parties from time to time on such terms and conditions as it may deem appropriate, except that, unless good faith negotiations have commenced and are continuing with third parties, Tenant shall continue to have the right to lease the Offered Space (or any portion thereof, as aforesaid) on the foregoing terms by notice to Landlord, but the foregoing shall not be deemed to limit Tenant's rights under this Section 2.7 with respect to space within the Expansion Space other than the Offered Space.

     If the Offered Space becomes available for occupancy after the expiration of the first five (5) Lease Years of the Initial Term, Landlord shall so notify Tenant and negotiate in good faith with Tenant for fifteen (15) days thereafter for the lease of such space. If Landlord and Tenant have not concluded a lease prior to the expiration of such fifteen (15) day period, then Landlord shall give Tenant notice ("Landlord's Offer") of (a) the location and rentable square footage of the Offered Space, (b) the anticipated date that such Offered Space will be ready for delivery, (c) the minimum and maximum term for which Landlord is willing to lease the Offered Space (including any extension options) and (d) the net Annual Fixed Rent which Landlord would accept to lease the Offered Space on an "as is" basis. Tenant shall then have the right to, either:

     (i) accept Landlord's Offer by notice to Landlord given not later than five (5) business days from the date Landlord's Offer is given;

     (ii)  make a counteroffer ("Tenant's Counteroffer") to Landlord identifying
           (x) the term not exceeding the maximum term specified in Landlord's Offer or less than the minimum term specified in Landlord's Offer that Tenant offers as the term of such a lease and (y) the Annual Fixed Rent which Tenant would be willing to pay; or

     (iii) reject Landlord's Offer, which Tenant shall be deemed to have done unless Tenant makes a counteroffer to Landlord as described in clause
           (ii) above within the five (5) business day period therein specified.

     If Tenant accepts Landlord's Offer, Landlord shall enter into a lease with Tenant for the Offered Space, for the term and for the Annual Fixed Rent specified therein, and otherwise on the same basic "lease form" terms as provided in this Lease. Tenant's failure to execute such a lease within ten (10) business days of its being offered by Landlord in conformity with the provisions of this Section shall be deemed a rejection of Landlord's Offer. If Tenant makes a Tenant's Counteroffer, Landlord shall have the election described herein below. If Tenant rejects or is deemed to have rejected Landlord's Offer, Landlord may, within the one hundred eighty (180) day period following such rejection, lease the Offered Space or any part thereof on any terms that Landlord elects without having an obligation to Tenant under this Section 2.7 with respect thereto. Any of such Offered Space which has not been made subject to a lease by Landlord upon the expiration of such one hundred eighty (180) day period shall then become Offered Space subject again to the terms of this
Section 2.7.

     Upon the making by Tenant of Tenant's Counteroffer, Landlord shall then have the right to either:

     (i) accept Tenant's Counteroffer by notice to Tenant given not later than five (5) business days from the date Tenant's Counteroffer is given; or

     (ii) reject Tenant's Counteroffer, which Landlord shall be deemed to have done unless Landlord accepts Tenant's Counteroffer as described in clause (i) above within the five (5) business day period therein described.

     If Landlord accepts Tenant's Counteroffer, then Landlord shall enter into a lease with Tenant for the Offered Space, for the term and for the Annual Fixed Rent specified therein, and otherwise on the same basic "lease forms" terms as provided in this Lease. Tenant's failure to execute such a lease within ten business (10) days of its being offered by Landlord in conformity with the provisions of this Section shall be deemed a withdrawal of Tenant's Counteroffer and a rejection of Landlord's Offer to which Tenant responded by Tenant's Counteroffer.

     If Landlord rejects Tenant's Counteroffer, then Landlord may, within one hundred eighty (180) days following such rejection, enter into a Permitted Lease as defined in the paragraph below without further obligation to Tenant under this Section. Landlord may not enter into a lease for the Offered Space, other than a Permitted Lease, without first offering Tenant the Offered Space for a term and for the Annual Fixed Rent being offered to the prospective tenant thereunder by delivery to Tenant of a revised Landlord's Offer and providing Tenant a further period of three (3) days from the date such revised Landlord's Offer is given to accept or reject such terms.

     For purposes of this Section 2.7, a "Permitted Lease" is a lease having the following qualities:

     (i) The premises leased thereunder constitute all of the Offered Space set forth in Landlord's Offer;

     (ii) The lease has a term (x) not less than the minimum term specified in Landlord's Offer and (y) not more than two (2) years longer than the maximum term specified in Landlord's Offer; and

     (iii) The Annual Fixed Rent is not lower than the lesser of [Illegible] of the Annual Fixed Rent specified in Landlord's Offer or (y) the Annual Fixed Rent specified in Tenant's Counteroffer.

     Landlord hereby confirms that, except for an existing tenant of the fifth floor which has expansion rights with respect to other space on the fifth floor, which expansion rights will be terminated upon delivery to Tenant of the portion 'of the Premises consisting of the entire rentable area of the fifth floor, no tenant of the Building other than Tenant has the right in its lease to lease additional space in the Building. Landlord covenants and agrees not to grant any third parties rights to occupy the Expansion Space which are superior to Tenant's rights under this Section 2.7.

     Landlord also hereby confirms that a certain lease with Caymen Systems, Inc. for all of the rentable floor area of the third floor of the Building expires on November 30, 1993 and does not contain an extension option.

     2.8 FIRST FLOOR PREMISES. The portion of the Original Premises located on the first floor of the Building (the "First Floor Premises") shall consist of either the rentable area shown in "Option A" or the rentable area shown in "Option B" as identified on the floor plan of the first floor attached as Exhibit G, as Landlord elects to deliver to Tenant pursuant hereto. The rentable square footage of each such space is set forth in Exhibit G. Landlord is delivering herewith the rentable area shown in "Option A" to Tenant and the Commencement Date shall be deemed to have occurred as of the date hereof with respect to such portion of the First Floor Premises. If Landlord elects to make the additional rentable square footage on the first floor of the Building which, together with the space constituting "Option A" would constitute "Option B," a portion of the Original Premises, such additional space shall become part of the First Floor Premises upon the Commencement Date therefor. During any period from the Commencement Date to the Annual Fixed Rent Commencement Date with respect to any First Floor Premises, Tenant will pay Landlord, in lieu of Annual Fixed Rent and Additional Rent pursuant to Sections 3.2 and 3.3, the cost of cleaning the First Floor Premises and furnishing any utility services thereto. Upon the establishment of the total rentable square footage of the First Floor Premises pursuant hereto, which determination shall be made not later than March 1, 1992, the rentable square footage thereof (and consequently of the entire Original Premises) specified in Exhibit A shall be corrected to reflect the correct square footage by an amendment to this Lease executed promptly thereafter by Landlord and Tenant. Landlord shall, promptly after March 1, 1992, at its sole cost and expense, install demising walls in the First Floor Premises promptly following the establishment of the size thereof in accordance with this Section 2.8. During the period from the Commencement Date until the date Landlord no longer controls the present Forest City marketing conference center adjacent to the First Floor Premises, Landlord will permit Tenant access and use during the normal hours of the Building's operation, with reasonable advance notice and subject to reasonable rules and regulations, to such marketing conference center for periodic meetings and the like. It is understood that Landlord's election to make "Option A" rather than "Option B" the First Floor Premises shall be based solely upon whether such additional space shall be necessary to accommodate another tenant in the Building who would be relocated into such space to accommodate Tenant.

3.   RENT AND OTHER PAYMENTS

     3.1 ANNUAL FIXED RENT. From and after the Annual Fixed Rent Commencement Date, Tenant shall pay, without notice or demand, monthly installments of one-twelfth (1/12th) of the Annual Fixed Rent in effect and applicable to the Premises, or portion thereof delivered to Tenant, and Expansion Space, if any, in advance for each full calendar month of the Term and of the corresponding fraction of said one-twelfth (1/12th) for any fraction of a calendar month at the beginning or end of the Term. The Annual Fixed Rent applicable to the Premises during the Initial Term shall be as set forth in Exhibit A. The Annual Fixed Rent applicable to the Premises during any Expansion Term shall be as set forth in Section 2.6. The Annual Fixed Rent applicable to the Expansion Space, if any, shall be as set forth in Section 2.7.

     3.2 REAL ESTATE TAXES. From and after the Annual Fixed Rent Commencement Date, during the Term, Tenant shall pay to Landlord, as Additional Rent, the Tenant's Tax Expenses Allocable to the Premises (or portion thereof which has been delivered to the Tenant), as hereinafter defined, in accordance with this
Section 3.2. The terms used in this Section 3.2 are defined as follows:

          (a) "Tax Year" means the 12-month period beginning July 1 each year or if the appropriate governmental tax fiscal period shall begin on any date other than July 1, such other date.

          (b) "Tenant's Tax Expenses Allocable to the Premises" means (i) that portion of Landlord's Tax Expenses for a Tax Year which bears the same proportion thereto as the Rentable Floor Area of the Premises (from time to time) bears to the Total Rentable Floor Area of the Building and (ii) in the event that the Premises, or portion thereof which has been delivered to Tenant, are improved to a standard which is higher than other portions of the Property, such portion of the Real Estate Taxes on the Property with respect to any Tax Year as is appropriate so that Tenant bears the portion of the Real Estate Taxes which are properly allocable to the Premises already delivered to Tenant, as reasonably determined by Landlord based on information with respect to the assessment process made available by the assessing authorities. The reasonableness of Landlord's determination as aforesaid shall, by notice of Tenant to Landlord given within ninety (90) days of Landlord's delivery to Tenant of Landlord's statement as contemplated below, be subject to Dispute Resolution. "If the beginning and end of the Term of this Lease with respect to all or any portion of the Premises shall occur other than on the first day and the last day, respectively, of a Tax Year, or if the Rentable Floor Area of the Premises is not constant throughout the entire Tax Year, Tenant's Tax Expense Allocable to the Premises shall be appropriately apportioned, on a per diem basis.

          (c) "Landlord's Tax Expenses" with respect to any Tax Year means the aggregate Real Estate Taxes on the Property with respect to that Tax Year, reduced by any abatement receipts with respect to that Tax Year.

          (d) "Real Estate Taxes" means all taxes and special assessments of every kind and nature assessed by any governmental authority on the Property and reasonable expenses of counsel and other professionals, including filing fees and other disbursements, with respect to any proceedings for abatement of such taxes including appeals thereof (except for such fees and disbursements allocable to seeking an abatement or other reduction of such taxes as contemplated in the last paragraph of this Section 3.2). The amount of special taxes or special assessments to be included shall be limited to the amount of the installment (plus any interest thereon) of such special tax or special assessment (which shall be payable over the longest period permitted by law) required to be paid during the Tax Year in respect of which such taxes are being determined. Landlord represents that as of the date hereof, there are no outstanding special assessments which have been imposed with respect to the Property. There shall be excluded from such taxes all interest and penalties imposed for the late payment thereof, and income, estate, succession, inheritance, excess profit, franchise and transfer taxes; provided, however, that if at any time during the Term the present system of AD VALOREM taxation of real property shall be changed so that in lieu of the whole or any part of the ad valorem tax on real property, there shall be assessed on Landlord a capital levy or other tax on the gross rents received with respect to the Property, or a Federal, State, County, Municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect) based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges, to the extent so based and on the assumption that such gross rents are the sole rents of Landlord, shall be deemed to be included within the term "Real Estate Taxes." There shall also be excluded from Real Estate Taxes any increase therein equitably allocable, in Landlord's reasonable judgment, to capital improvements to the Property unless such expenses are incurred to maintain the current scope of operation of and services to the Building or the Premises rather than for the construction of a new structure on the Property or the construction of any additions to the Building or renovations thereto which materially change the character or scope of the Building or the Property or which are not reasonably required by the deterioration of existing facilities. The reasonableness of Landlord's determination shall, by notice of Tenant to Landlord given within ninety (90) days of Landlord's delivery to Tenant of Landlord's statement as contemplated below, be subject to Dispute Resolution. There shall also be excluded from Real Estate Taxes any increase therein resulting from a Sales Premium as defined in the next following paragraph.

     If the law governing the assessment of real property for Real Estate Taxes which is now applicable to the Property is revised such that, upon the sale of the Property, the sales price paid therefor may cause the assessment of the Property for Real Estate Taxes to be increased on a different or expedited basis than the basis upon which the assessment for Real Estate Taxes of other similar properties would be increased, then, provided that the assessment of the Property for Real Estate Taxes increases upon the assessment date next following a sale of the Property, which increase is determined by Dispute Resolution as provided below to be equitably attributable to the sales price for the Property increasing the assessed value of the Property for Real Estate Taxes to a level higher than similar properties (such portion of the increase in assessment being herein referred to as the "Sales Premium"), Real Estate Taxes shall be equitably adjusted to ensure that for any period during which a Sales Premium should exist, the additional Real Estate Taxes payable by virtue thereof shall be excluded from Real Estate Taxes. Tenant may seek the establishment of a Sales Premium by requesting Dispute Resolution with respect thereto within ninety (90) days of the date upon which Landlord shall have delivered Landlord's statement of Real Estate Taxes reflecting such increase in assessment.

     Payments by Tenant on account of Tenant's Tax Expenses Allocable to the Premises shall be made monthly at the time and in the fashion herein provided for the payment of Annual Fixed Rent and shall be in an amount, specified by Landlord in a notice given by Landlord to Tenant, of one-twelfth (1/12) of Tenant's Tax Expenses Allocable to the Premises for the current Tax Year, which amount shall be reasonably estimated by Landlord to be sufficient, if paid monthly, to pay Landlord's Tax Expenses on the dates due to the taxing authority in accordance with Tenant's pro rata share of the rentable square footage of the Building, the reasonableness of which estimate shall be subject to Dispute Resolution. If greater, the amount estimated by any ground lessor of the Land or holder of a first mortgage on the Property shall be paid by Tenant notwithstanding that Landlord's estimate may have been smaller. Tenant shall make payments in the amount specified in Landlord's notice given as aforesaid until Landlord shall have given Tenant another such notice modifying the monthly required payment.

     Not later than ninety (90) days after Landlord's Tax Expenses are determinable for the first Tax Year of the Term or fraction thereof and for each succeeding Tax Year or fraction thereof during the Term, Landlord shall render Tenant a statement in reasonable detail showing for the preceding year or fraction thereof, as the case may be, Real Estate Taxes on the Property, and any abatements or refunds of such taxes together with a copy of all tax bills relating to such Tax Year and any other relevant statements and records relating thereto. Expenses incurred in obtaining any tax abatement or refund, as contemplated in clause (d) above (but subject to the limitation therein set forth) not previously reimbursed to Landlord may be charged against such tax abatement or refund before the adjustments are made for the Tax Year. If at the time such statement is rendered it is determined with respect to any Tax Year, that Tenant has paid (i) less than Tenant's Tax Expenses Allocable to the Premises or (ii) more than Tenant's Tax Expenses Allocable to the Premises, then, in the case of (i) Tenant shall pay to Landlord, as Additional Rent, within fifteen (15) days of such statement the amount of such underpayment and, in the case of (ii) Landlord shall credit the amount of such overpayment against the monthly installments of Annual Fixed Rent and Additional Rent next thereafter coming due (or refund such overpayment if the Term has expired and Tenant has no further obligation to Landlord).

     To the extent that Real Estate Taxes shall be payable to the taxing authority in installments with respect to periods less than a Tax Year, the statement to be furnished by Landlord shall be rendered and payments made on account of such installments. Notwithstanding the foregoing provisions, no decrease in Landlord's Tax Expenses with respect to any Tax Year shall result in a reduction of the amount otherwise payable by Tenant if and to the extent said decrease is attributable in Landlord's reasonable judgment to vacancies in the Building, rather than to a reduction in the assessed value of the Property as a whole or a reduction in the tax rate. Landlord's attribution of a decrease in Landlord's Tax Expenses to vacancies in the Building as aforesaid shall be demonstrable by documentary evidence and shall, by notice of Tenant to Landlord given within ninety (90) days of Landlord's delivery to Tenant of Landlord's statement as aforesaid, be subject to Dispute Resolution.

     3.3 OPERATING EXPENSES. From and after the Annual Fixed Rent Commencement Date, during the Term Tenant shall pay to Landlord, as Additional Rent, Tenant's Operating Expenses Allocable to the Premises (or portion thereof which has been delivered to Tenant), as hereinafter defined, in accordance with this Section
3.3. The terms used in this Section 3.3 are defined as follows:

          (a) "Tenant's Operating Expenses Allocable to the Premises" means that portion of the Operating Expenses for the Property which bears the same proportion thereto as the Rentable Floor Area of the Premises (from time to time) bears to the Total Rentable Floor Area of the Building. If the Rentable Floor Area of the Premises is not constant throughout the entire period with respect to which Operating Expenses for the Property are allocated to the Premises, Tenant's Operating Expenses Allocable to the Premises shall be equitably adjusted to account therefor, on a PER DIEM basis.

          (b) "Operating Expenses for the Property" means Landlord's cost of operating, cleaning, maintaining and repairing the Building, all landscaping upon the Property and the parking lot thereon for tenants in the Building and the roads, driveways, walkways for providing access to the Building and such parking facilities, including without limitation, the cost of providing or causing to be provided the services on Exhibit D, premiums for insurance carried pursuant to Section 7.4; the amount deductible from any insurance claim of Landlord; compensation and all fringe benefits, worker's compensation insurance premiums and payroll taxes paid to, for or with respect to all persons directly engaged in the operating, maintaining or cleaning of the Property, including the parking facilities located thereon, at and below the level of Property Manager for University Park; interior landscaping and maintenance, steam, water, sewer, gas, oil, electricity, telephone and other utility charges (excluding such utility charges either separately metered or separately chargeable to tenants for additional or special services); cost of providing conditioned water for HVAC services (net of amounts chargeable to tenants); cost of building and cleaning supplies; rental costs for equipment used in the operating, cleaning, maintaining or repairing of the Property, or in the case of equipment owned by Landlord, such cost as amortized in the same manner as provided below with respect to capital improvements; cost of cleaning; cost of maintenance, repairs and replacements (other than repairs and replacements reimbursed from contractors under guarantees); cost of snow removal; cost of landscape maintenance; security services; payments under service contracts with independent contractors for services which would properly be includable as an operating expense of the Property, management fees at reasonable rates consistent with the type of occupancy and the service rendered; the cost of any capital improvement made for the purpose of reducing operating expenses or to comply with applicable law hereinafter imposed, which cost shall be amortized in accordance with generally accepted accounting principles, together with interest on the unamortized balance at the base lending rate announced by the First National Bank of Boston or, if such rate can no longer be determined, by a major commercial bank designated by Landlord, or such higher then commercially reasonable rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements, provided, however, that the cost of any such capital improvements made for the purpose of reducing operating expenses shall be deemed incurred each year not more quickly than the savings achieved in such year, which savings shall be determined by Landlord in its reasonable judgment, the reasonableness of which shall be subject to Dispute Resolution; charges allocated to the Building, which allocation shall be based on the ratio of the rentable square footage of the Building to the total rentable square footage of commercial space (with any garage space serving such commercial space being incorporated therein) within University Park for the operating, cleaning, maintaining and repairing of University Park common areas and amenities, including, but not limited to, the Building's proportionate interest, calculated as aforesaid, of the compensation and all fringe benefits as aforesaid paid to, for or with respect to the Property Manager of University Park and real estate taxes on common areas, facilities (excluding a Garage) and open spaces within University Park; and all other reasonable and necessary expenses paid in connection with the operation, cleaning, maintenance and repair of the Property and properly includable as an operating expense of the Property. If, for any reason portions of the Rentable Area of the Building not included in the Premises were not occupied by tenants or Landlord was not supplying all tenants with the services being supplied under this Lease or any tenants in the Building were supplied with a lesser level of standard services than those supplied to Tenant under this Lease, Landlord's Operating Expenses for the Property shall include the amounts reasonably determined by Landlord which would have been incurred if all of the rentable area in the Building were occupied and were supplied with the same level of standard services as supplied to Tenant under this Lease.

Operating Expenses for the Property shall not include the following: Landlord's Tax Expenses; cost of repairs or replacements (i) resulting from eminent domain takings, (ii) resulting from fire or other casualty except for (x) the amount deductible from Landlord's insurance claim, as provided above or (y) any fire or other casualty caused by a peril not required to be insured against under
Section 7.4 (with any capital expenditures being amortized as contemplated above with respect to other capital expenditures), (iii) to the extent reimbursed by insurance, or (iv) required, above and beyond ordinary periodic maintenance, to maintain in good order, condition and repair the roads, driveways, walkways and lobbies of the Building, the major structural elements of the Building, including the roof, building systems, exterior walls and floor slabs (an example of which, without limitation, would be the costs of constructing and consequently maintaining, repairing and operating a Garage on the Property); replacement or contingency reserves; the cost of capital improvements (other than as specifically provided for above) or as required by law heretofore imposed but which Landlord has failed to complete; ground lease rents or payment of debt obligations; real estate taxes other than with respect to the Property except as expressly provided above in connection with the University Park common areas and amenities; legal and other professional fees for matters not relating to the normal administration and operation of the Property (expressly excluding fees and charges incurred for the recovery of the rentals or the eviction of tenants); promotional, advertising, public relations or brokerage fees and commissions paid in connection with services rendered for securing or renewing leases; costs of services or work provided to other tenants in excess of services or work to which Tenant is entitled hereunder without additional charge; interest or penalties for late payments; depreciation and other non-cash charges (except as otherwise expressly provided); personnel charges for employees above the grade of Property Manager of University Park and any office overhead with respect to such excluded personnel. Landlord's Operating Expenses shall be reduced by the amount of any proceeds, payments, credits or reimbursements which Landlord receives from sources other than tenants and which are applicable to such Operating Expenses for the Property.

     Payments by Tenant on account of Tenant's Operating Expenses Allocable to the Premises shall be made monthly at the time and in the fashion herein provided for the payment of Annual Fixed Rent. The amount so to be paid to Landlord shall be an amount from time to time reasonably estimated by Landlord specified by Landlord in a notice given by Landlord to Tenant to be sufficient to aggregate a sum equal to Tenant's Operating Expenses Allocable to the Premises for each calendar year. The reasonableness of such estimate shall be subject to Dispute Resolution. Tenant shall make payments in the amount so specified in Landlord's notice given as aforesaid until Landlord shall have given Tenant another such notice modifying the required monthly payment.

     Not later than ninety (90) days after the end of each calendar year or fraction thereof during the Term or fraction thereof at the end of the Term, Landlord shall render Tenant a statement in reasonable detail and according to usual accounting practices certified by a financial officer of Landlord, showing for the preceding calendar year or fraction thereof, as the case may be, the Operating Expenses for the Property and Tenant's Operating Expenses Allocable to the Premises. Said statement to be rendered to Tenant also shall show for the preceding calendar year or fraction thereof, as the case may be, the amounts of Operating Expenses already paid by Tenant. If at the time such statement is rendered it is determined with respect to any calendar year, that Tenant has paid (i) less than Tenant's Operating Expenses Allocable to the Premises or (ii) more than Tenant's Operating Expenses Allocable to the Premises, then, in the case of (i) Tenant shall pay to Landlord, as Additional Rent, within thirty (30) days of such statement the amounts of such underpayment and, in the case of (ii) Landlord shall credit the amount of such overpayment against the monthly installments of Fixed Annual Rent and Additional Rent next thereafter coming due (or refund such overpayment if the Term has expired and Tenant has no further obligation to Landlord). Without limiting the foregoing, Tenant shall additionally pay to Landlord, as Additional Rent, the cost of all services furnished to Tenant which are above Standard Building Services, as contemplated under Section 3.5. Landlord covenants that it will use reasonable efforts to operate, clean, repair, maintain and manage the Property efficiently and economically.

     Tenant may, after ten (10) days' prior written notice to Landlord given within one hundred twenty (120) days of Landlord's delivery to Tenant of a statement of Operating Expenses for the Property, during Landlord's regular business hours and at Tenant's sole cost and expense, inspect Landlord's books and records relating to Operating Expenses for the Property. Tenant shall keep all information relating to Operating Expenses for the Property strictly confidential and shall in no event, whatsoever, disclose such information to any third party other than to Tenant's attorneys and accountants in connection with proceedings concerning this Lease. Landlord's statement shall, by notice of Tenant to Landlord given within thirty (30) days of the expiration of the aforesaid one hundred twenty (120) day period, be subject to Dispute Resolution. If it is determined that Landlord's statement has overstated the Operating Expenses for the Property for any calendar year by more than three percent (3%) then Landlord shall reimburse Tenant for its reasonable audit costs incurred in connection with this paragraph. If Landlord's statement is determined not to have overstated Operating Expenses for the Property, Tenant shall reimburse Landlord for its reasonable audit costs incurred in connection with this paragraph.

     3.4 OTHER UTILITY CHARGES. During the Term, Tenant shall pay directly to the provider of the service, all separately metered charges for steam, heat, air conditioning, water, gas, electricity, fuel and other services and utilities furnished to the Premises. Tenant shall, as part of its initial installations, separately meter, at Tenant's expense, electricity, water and natural gas to the extent not now separately metered.

     3.5 STANDARD BUILDING SERVICES; EXTRA SERVICES. Landlord covenants and agrees to furnish the services described in Exhibit D ("Standard Building Services") to the Premises during the Building's normal hours of operation which are from 8:00 a.m. to 6:00 p.m. on weekdays, excluding all holidays to which the Building's service employees are entitled pursuant to their employment contracts. If Tenant requests that Landlord provide any services described in Exhibit D in quantities exceeding Standard Building Services or at times other than during the Building's normal hours of operation as aforesaid ("Extra Services"), Landlord will do so, provided Tenant shall pay to Landlord, as Additional Rent, the amount billed by Landlord for such Extra Services at the rates provided herein and Tenant shall have given Landlord timely notice of Tenant's request for such Extra Services as provided herein. Overtime HVAC service shall be provided to Tenant at Landlord's costs, without mark-up, of rendering such additional service, which costs may include, without limitation, the extra cost of maintaining the equipment due to the additional hours of operation, the cost of engineering labor for adjusting the hours of operation of the equipment, the additional amortization cost of the equipment for the additional hours of operation and the personnel cost of additional administrative staff time. Landlord's current charge for overtime HVAC service is [Illegible] per hour. Requests for additional HVAC service shall be made in writing and given to Landlord not later than 2:00 p.m. on the previous day during which the Building has normal hours of operation as aforesaid for weekends and holidays and not later than 2:00 p.m. on the day requested for weekdays which are not holidays. With respect to all other Extra Services which Landlord provides, Tenant shall pay Landlord's standard rates therefor as from time to time in effect, which rates shall be competitive with those charged in other first class office and R&D projects in Cambridge to tenants occupying equivalent square footage and percentage of the Building. Landlord's determination shall be subject to Dispute Resolution. If Landlord is not satisfied ,with the determination reached by Dispute Resolution, Landlord may elect not to provide the Extra Service in question so long as Tenant may obtain the same service on commercially reasonable rates from an independent third party who shall be reasonably acceptable to Landlord and Tenant. Tenant shall make any request for such Extra Services to Landlord in writing and Landlord shall commence furnishing the service in question as soon as is reasonably practicable. If Tenant has requested that any such above-standard services be provided on a regular basis, Tenant shall, if requested by Landlord, pay for such services at the time and in the fashion in which Annual Fixed Rent under this Lease is payable. Otherwise, Tenant shall pay for such additional services within fifteen (15) days after receipt of an invoice from Landlord.

     3.6 NO OFFSETS. Annual Fixed Rent and Additional Rent shall be paid by Tenant without offset, abatement or deduction except as expressly otherwise provided in this Lease.

     3.7 NET LEASE. It is understood and agreed that this Lease is a net lease and that, except as otherwise expressly herein provided, the Annual Fixed Rent is absolutely net to Landlord excepting only Landlord's obligations to pay any debt service or ground rent on the Property, to provide Landlord's services, to restore the Property in the event of casualty or condemnation as contemplated under Sections 8.1 and 8.5, respectively, and to pay the real estate taxes and operating expenses which Tenant is not required to pay under this Lease.

4.   ALTERATIONS.

     4.1 CONSENT REQUIRED FOR TENANT'S ALTERATIONS. Tenant shall not make alterations or additions to the Premises except in accordance with the building standards from time to time in effect, with reasonable construction rules and regulations from time to time promulgated by Landlord and applicable to tenants in the Building, and with plans and specifications therefor first approved by Landlord, which approval shall not be withheld unreasonably. Landlord shall most carefully scrutinize and hold the highest standard for approval of any alterations or additions which (i) involve or might affect any structural or exterior element of the Building, any area or element outside of the Premises, or any facility serving any area of the Building outside of the Premises or any publicly accessible major interior features of the Building or (ii) will require unusual expense to readapt the Premises to normal use unless Tenant first gives assurance acceptable to Landlord that such readaptation will be made prior to such termination without expense to Landlord. Without limitation, Landlord shall not be deemed unreasonable for withholding approval of any alteration or addition (i) which would not be compatible with existing mechanical or electrical, plumbing, HVAC or other systems in the Building, in each case, as reasonably determined by Landlord or (ii) which would exceed the PRO RATA share allocable to the Premises of the capacity of the electrical, water or other systems as specified in Exhibit L, in each case, as reasonably determined by Landlord and Landlord's Engineer. In connection with any alterations which Tenant is permitted to perform under this Lease, Landlord shall execute any permits and/or applications which are required of Tenant under applicable law to facilitate receipt or approval of a building permit and certificate of occupancy.

     4.2 INITIAL ALTERATIONS. Tenant shall make alterations to prepare the Premises for Tenant's initial occupancy as more fully provided in the Work Letter attached to Exhibit C hereto. Attached as Exhibit C-2 to the Work, Letter are certain Outline Specifications (the "Outline Specifications") describing the alterations Tenant proposes to make in the Premises, which alterations Landlord has approved. Insofar as information is specified in the Outline

Specifications, Landlord agrees that it will approve plans and specifications which conform to the information so specified. Landlord also covenants and agrees not to unreasonably withhold or delay consent to plans and specifications which supplement the Outline Specifications and/or to inconsistencies which may exist between such plans and specifications and the Technical Specifications for Tenant Area Building Standards which forms Part 2 of Exhibit F; it being agreed that Landlord's consent to Tenant's plans and specifications will be based solely on Tenant's reasonable compliance with applicable portions of Landlord's Guidelines for Tenant Construction and Alteration which forms Part 3 of Exhibit F (with the exclusion of references to separate and distinct BOTA, BOSE, BOCR and/or BOE review and approval prior to the performance of any items of work), the compatibility of Tenant's proposed alteration to the existing mechanical, electrical, plumbing and HVAC systems of the Building, and the limitation of Tenant's rights to only its PRO RATA share of the capacity of the electrical, water or other Building systems as specified in Exhibit L, but not aesthetics or other normative general standards for the Building. If Landlord shall fail to approve or disapprove Tenant's plans and specifications or any severable portion of such plans and specifications within ten (10) days of the initial submission to Landlord, as the case may be, such plans and specifications (or severable portion) shall be deemed approved. If Landlord shall disapprove any portion of such plans and specifications, it shall specify in writing its objections thereto together, to the extent practicable, with suggested alternatives acceptable to Landlord.

     4.3 OWNERSHIP OF ALTERATIONS AND RESTORATIONS AT END OF TERM. All alterations and additions shall be part of the Building and owned by Landlord, unless either (a) at the time Tenant furnished Landlord the plans and specifications therefor for Landlord's approval, Tenant specified that Tenant desires to retain ownership thereof and remove the same upon the termination or expiration of this Lease and Landlord approves thereof ("Optional Removable Alterations") or (b) at the time Landlord approves the plans and specifications therefor, Landlord shall specify that Tenant must retain ownership thereof and remove the same upon the termination or expiration of this Lease ("Required Removable Alterations"). Optional Removable Alterations and Required Removable Alterations are collectively herein referred to as "Removable Alterations." All movable equipment and furnishings not attached to the Premises shall remain the property of Tenant and shall be removed by Tenant upon termination or expiration of this Lease. Notwithstanding the foregoing, in connection with the initial alterations to prepare the Premises for occupancy, all fume hoods and environmental (hot, cold, etc.) rooms installed by Tenant in connection therewith shall be deemed Optional Removable Alterations. Prior to the expiration of the Term or the earlier termination of this Lease, Tenant may remove all Optional Removable Alterations and must remove all Required Removable Alterations in accordance with the requirements of this Section 4.3 in addition to fulfilling the requirements of Section 11.9. In connection with any removal of Removable Alterations, Tenant shall cap off all utility connections behind the adjacent interior finish and restore such interior finish to the limited extent necessary so that the Premises are left with complete wall, ceiling and floor finishes. Tenant shall have the right to subject the Optional Removable Alterations to a prior security interest in connection with the financing of Tenant's leasehold improvements so long as Tenant shall secure its foregoing restoration obligation by guaranty reasonably satisfactory to Landlord or other security reasonably satisfactory to Landlord or the secured party thereunder shall, in the security agreement evidencing its interest or other writing, agree to fulfill the restoration obligations set forth in the immediately preceding sentence as a condition to recovering possession of such Optional Removable Alterations.

 4.4 CONSTRUCTION REQUIREMENTS FOR ALTERATIONS. All construction work by Tenant shall be done in a good and workmanlike manner employing only first-class materials and in compliance with all applicable laws and all lawful ordinances, regulations and orders of Governmental authority and insurers of the Building. Nothing in the immediately preceding sentence shall prohibit Tenant from contesting the validity or applicability of any governmental law, order or regulation provided that Tenant provides security therefor reasonably satisfactory to Landlord and Tenant does not in any manner subject Landlord to risk of criminal liability or subject the Property or any part thereof to risk of forfeiture. Landlord or Landlord's authorized agent may (but without any implied obligation to do so) inspect the work of Tenant at reasonable times and shall give notice of observed defects. Tenant shall cooperate with Landlord in all reasonable respects to coordinate Tenant's performance of any alterations and additions, and installation of furnishings, with any work being performed by Landlord and, in connection with any work then in progress at the Building, prevent any disruption of harmonious labor relations. The performance of alterations and additions, and the installation of furnishings, shall be undertaken without unreasonably interfering with the normal operation of the Building. Except for installation of furnishings and interior decoration, all of the foregoing shall be performed by Landlord's general contractor or by contractors or workmen first approved by Landlord, which approval Landlord agrees not to unreasonably withhold; Landlord shall advise Tenant of any approval of Tenant's general contractors or workmen within three (3) business days of Tenant's written request therefor. Any disapproval by Landlord of Tenant's general contractor or workmen shall be accompanied by the reasons therefor and at least two (2) acceptable alternatives. Tenant, before starting any work, shall receive and, except as otherwise expressly contemplated in
Section 4.2, comply with Landlord's construction rules and regulations, a copy of the current rules and regulations are attached hereto and incorporated herein as Exhibit E, and shall cause Tenant's contractors to comply therewith, shall secure all licenses and permits necessary therefor and shall deliver to Landlord a statement of the names of all its contractors and subcontractors and the estimated cost of all labor and material to be furnished by them and security satisfactory to Landlord protecting Landlord against liens arising out of the furnishing of such labor and material, which, at Tenant's option, may include a guaranty and/or payment and performance bonds in form and substance reasonably satisfactory to Landlord; and cause each contractor to carry worker's compensation insurance in statutory amounts covering all the contractors' and subcontractors' employees and comprehensive general public liability insurance with such limits as Landlord may require reasonably, but in no event less than [Illegible] combined single limit covering personal injury and death and property damage (all such insurance to be written in companies licensed to do business in Massachusetts and insuring Landlord, such individuals and entities affiliated with Landlord as Landlord may designate, and Tenant as well as the contractors as named or additional insureds and to contain a requirement for at least thirty (30) days' notice to Landlord prior to cancellation, nonrenewal or material change), and to deliver to Landlord certificates of all such insurance.

     4.5 PAYMENT FOR TENANT ALTERATIONS. Tenant agrees to pay promptly when due the entire cost of any work done on the Premises by Tenant, its agents, employees or independent contractors, and not to cause or permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises or the Property and promptly to discharge any such liens which may so attach. If any such lien shall be filed against the Premises or the Property and the Tenant shall fail to cause such lien to be discharged within twenty (20) days after notice to Tenant of the filing thereof, Landlord may, after ten (10) days notice to Tenant and except to the extent theretofore discharged by Tenant, cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses which Tenant may have with respect to the amount claimed. Tenant shall reimburse Landlord, as additional rent, for any cost so incurred and shall indemnify and hold harmless Landlord from and against any and all claims, costs, damages, liabilities and expenses (including attorneys' fees) which may be incurred or suffered by Landlord by reason of any such lien or its discharge.

5.   RESPONSIBILITY FOR CONDITION OF BUILDING AND PREMISES

     5.1 MAINTENANCE OF BUILDING AND COMMON AREAS BY LANDLORD. Except as otherwise provided in Article 8, Landlord covenants and agrees to make such repairs to the structural elements of the Building, including the roof, exterior walls, water tower, and floor slabs as may be necessary to keep and maintain the same in good order, condition and repair and maintain and make such repairs to the Common Building Areas and parking areas serving the Building, as may be necessary to keep them neat, clean and in good order, condition and repair, including without limitation, the glass in the exterior walls of the Building, and all mechanical systems and equipment serving the Building unless exclusively serving the Premises and installed by either Tenant, or a predecessor tenant of the Premises or any portion thereof. Nothing in this Section 5.1 is to be construed as relieving Tenant from any liability under Section 7.1. Landlord shall further perform the Standard Building Services and any Extra Services that Landlord has agreed to perform pursuant to Section 3.5. Landlord's costs in performing Building Standard Services shall be reimbursed by Tenant to the extent provided in Section 3.3.

     5.2 MAINTENANCE OF PREMISES BY TENANT. Tenant shall keep neat and clean and maintain in good order, condition and repair the Premises and every part thereof and all Building and mechanical equipment which exclusively serves the Premises and was installed by either Tenant or a predecessor tenant of the Premises or any portion thereof, wherever located, reasonable wear and tear excepted and further excepting those repairs for which Landlord is responsible pursuant to Section 5.1 and damage by fire or other casualty (except to the extent Tenant shall be liable therefor pursuant to the terms of this Lease but subject, nevertheless, to the provisions of Section 7.5.) and as a consequence of the exercise of the power of eminent domain. Notwithstanding the foregoing, Tenant may remove and/or replace any mechanical equipment installed by a predecessor tenant as aforesaid in connection with Tenant's alterations of the Premises or any operations of Tenant therein. Tenant shall surrender the Premises and all alterations and additions thereto (except for any Optional Removable Alterations which Tenant elects to remove as provided in Section 4.3), at the end of the Term, broom clean and otherwise in the aforesaid condition, first removing all goods and effects of Tenant and all Required Removable Alterations, and restoring the Premises as contemplated in Section 4.3. Tenant shall not permit or commit any waste.

     5.3 DELAYS IN LANDLORD'S SERVICES. Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of Landlord or its agents entering the Premises for any purposes authorized in this Lease, or for repairing the Premises or any portion of the Building. Landlord shall, however, comply with Sections 2.3 and 6.5. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any services or performing any other covenant or duty to be performed on Landlord's part, by reason of any External Cause, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in this Lease, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

     Landlord reserves the right to stop any service or utility system when necessary by reason of accident or emergency, until necessary repairs have been completed; provided, however, that in each instance of stoppage, Landlord shall exercise reasonable diligence to eliminate the cause thereof. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to Tenant by reason thereof. In no event shall Landlord have any liability to Tenant for the unavailability of heat, light or any utility or service to be provided by Landlord to the extent that such unavailability is caused by External Causes.

     Notwithstanding the foregoing, if all or a portion of the Premises are rendered untenantable by virtue of Landlord's inability due to External Causes to furnish the services required on Landlord's part to be provided hereunder, notice of which Tenant gives Landlord, then, to the extent of the proceeds, as collected, of rent interruption insurance, Tenant shall be entitled to PER DIEM equitable reduction in the Fixed Annual Rent and Additional Rent for the portion of the Premises so rendered untenantable for each additional day the Premises or such portion thereof remains untenantable. Landlord covenants and agrees to carry rent interruption insurance at all times during the Term which, to the extent commercially reasonable, permits recovery in not more than seven (7) days from the occurrence of the insured peril.

6.   TENANT COVENANTS

     Tenant covenants during the Tern and for such further time as Tenant occupies any part of the Premises:

     6.1 PERMITTED USES. Tenant shall occupy the Premises only for the Permitted Uses. Landlord represents that the Building is located in the Cambridge Revitalization Development District of the Cambridge Zoning Ordinance. The zoning district permits general offices, technical offices for research and development, laboratories and research facilities. The district also permits the manufacturing of drugs and the fabrication, assembly, finishing work and packaging of such drugs. All uses in Cambridge are subject to environmental protections which require that: all dust, fumes, odors, smoke or vapor shall be effectively confined to the premises or so disposed of as to avoid air pollution; any noise, vibration or flashing shall not be normally perceptible without instruments at a distance of one hundred feet from the premises; all uses comply with Federal and State air pollution and water pollution control regulations, the City of Cambridge Ordinances, and other applicable environmental laws; and all refuse and other waste materials shall be stored within buildings prior to collection and disposal.

     Tenant shall not injure or deface the Premises or the Property, nor permit in the Premises any auction sale. Tenant shall furnish to Landlord, contemporaneously with furnishing the same to the federal, state, municipal or other governmental authorities to whom Tenant must report, a copy of Tenant's reporting documentation required to be furnished in connection with Tenant's use of materials at the Premises which, from time to time, appear on OSHA's right to know list or which are subject to regulation by any other federal, state, municipal or other governmental authority. If requested by Landlord, Tenant shall not permit to be located on the Premises, and shall remove, any such materials not maintained at the Premises in conformity with such applicable federal, state, municipal or other governmental regulations. Nothing in the immediately preceding sentence shall prohibit Tenant from contesting the validity or applicability of any governmental law, order or regulation provided that Tenant provides security therefor reasonably satisfactory to Landlord and Tenant does not in any manner subject Landlord to risk of criminal liability or subject the Property or any part thereof to risk of forfeiture. Tenant shall comply with all requirements of public authorities and of the Board of Fire Underwriters in connection with methods of storage, use and disposal thereof. Tenant shall not permit in the Premises any nuisance, or the emission from the Premises of any reasonably objectionable noise, odor or vibration, bearing in mind, however, the Permitted Uses contemplated hereunder, nor shall Tenant use or devote the Premises or any part thereof for any purpose which is contrary to law or ordinance or which would, by reason of a particular use made by Tenant other than generally for laboratories, offices and the manufacture of pharmaceuticals, render the Premises uninsurable. If the uses to which Tenant shall put the Premises results in premiums for any insurance on the Building or its contents being greater than they would otherwise be for a fully sprinklered manufacturing building, or would render necessary any alteration or addition to the Building which would not otherwise be required in a fully sprinklered manufacturing building, an equitable portion of the insurance premium, and the entire cost of such alteration or addition, shall be reimbursed to Landlord by Tenant so that Tenant bears the portion of the insurance premium, and the entire costs of the alteration or addition, which is properly allocable only to Tenant by virtue of its use of the Premises which is responsible therefor, all as reasonably determined by Landlord based on information made available by Landlord's insurer. Landlord's determination as aforesaid shall, by notice of Tenant to Landlord, given within thirty (30) days of Landlord's notice to Tenant of Tenant's liability under this paragraph, be subject to Dispute Resolution.

     Tenant shall not commit or permit any waste in or with respect to the Premises, nor generate, store or dispose of any oil, toxic substances, hazardous wastes, or hazardous materials (each, a "Hazardous Material"), or permit the same in or on the 'Premises or any parking areas provided for under this Lease, except as may be permitted by law. Tenant shall not dump, flush or in any way introduce any Hazardous Materials into septic, sewage or other waste disposal systems serving the Premises or any parking areas provided for under this Lease except as may be permitted by law. Tenant will indemnify Landlord and its successors and assigns against all claims, loss, cost, and expenses including reasonable attorneys' fees and disbursements, incurred as a result of any contamination of the Building or any other portion of University Park with Hazardous Materials by Tenant or Tenant's contractors, licensees, invitees, agents, servants or employees.

     Tenant shall provide to Landlord a statement from Tenant's consultant preparing any regulatory filings for licensing or permitting to handle hazardous materials, setting forth in reasonable detail, and to Landlord's reasonable satisfaction, all licenses and/or permits that Tenant is required to obtain or will obtain in connection with its handling of Hazardous Materials at the Premises, prior to the introduction of such Hazardous Materials therein, and, once obtained, a certification that all such licenses and/or permits are valid and in full force and effect.

Tenant shall not introduce into the Premises or maintain therein any Hazardous Materials until Tenant shall have received all such licenses and/or permits which shall then be lawfully necessary. From time to time hereafter, upon twenty
(20) days advance notice from Landlord, Tenant will provide Landlord with such updated reports and/or certifications with respect to Tenant's compliance with, the provisions of Sections 6.1 and 6.2 as Landlord may reasonably request.

     6.2 LAWS AND REGULATIONS. Tenant shall comply with all federal, state and local laws, regulations, ordinances, executive orders, Federal guidelines, and similar requirements in effect from time to time, which are applicable to and enforceable against Tenant, including, without limitation, City of Cambridge ordinances with respect to animal experiments and hazardous waste and any such requirements pertaining to employment opportunity, anti-discrimination and affirmative action. Nothing in the immediately preceding sentence shall prohibit Tenant from contesting the validity or applicability of any governmental law, order or regulation provided that Tenant provides security therefor reasonably satisfactory to Landlord and Tenant does not in any manner subject Landlord to risk of criminal liability, or subject the Property or any part thereof to risk of forfeiture.

     6.3 RULES AND REGULATIONS. Except as otherwise provided in Exhibit F, Tenant shall not obstruct in any manner any portion of the Property not hereby leased; shall not permit the placing of any signs (except as contemplated in Section 11.16), aerials or flagpoles, or the like, visible from outside the Premises; and shall comply with all reasonable rules and regulations of uniform application to all occupants of the Building now or hereafter made by Landlord, of which Tenant has been given notice, for the care and use of the Property and the parking facilities relating thereto. In the event of a conflict between such rules and regulations and this Lease, this Lease shall control. Landlord shall not be liable to Tenant for the failure of other occupants of the Building to conform to any such rules and regulations. Landlord covenants and agrees, however, following notice from Tenant, to use reasonable efforts to enforce such rules and regulations against other occupants of the Building to the extent non-compliance materially and adversely affects Tenant's use and occupancy of the Premises.

     6.4 SAFETY COMPLIANCE. Tenant shall keep the Premises equipped with all safety appliances required by law or ordinance or any other regulations of any public authority because of any non-office use made by Tenant and to procure all licenses and permits so required because of such use and, if requested by Landlord, do any work so required because of such use, it being understood that the foregoing provisions shall not be construed to broaden in any way Tenant's Permitted Uses. To the best knowledge of the Property Manager of University Park, the Building is not now in violation of any requirements of law pertaining to safety applicable to either office or laboratory use.

     6.5 LANDLORD'S ENTRY. Tenant shall permit Landlord and its agents, after reasonable notice except in the case of emergencies, to enter the Premises at all reasonable hours for the purpose of inspecting or of making repairs to the same subject to, the limitations under Section 2.3, monitoring Tenant's compliance with the requirements and restrictions set forth in this Lease, and for the purpose of showing the Premises to prospective purchasers and mortgagees at all reasonable times and, within the last nine (9) months of the Term, to prospective tenants, provided that in connection with any such entry, Tenant may provide procedures reasonably designed so as not to jeopardize Tenant's trade secrets, proprietary technology, business operations and safety procedures including the requirement that Landlord and its agents be escorted by an employee so long as Tenant makes such escort reasonably available to Landlord and its agents. Landlord shall comply with all such procedures. In the case of emergencies, Landlord shall make a good faith attempt to give Tenant prior notice in person or by telephone to the emergency number provided by Tenant to Landlord and, in any event, shall notify Tenant of each such entry made promptly thereafter.

     6.6 FLOOR LOAD. Tenant shall not place a load upon any floor in the Premises exceeding the floor load per square foot of area which such floor was designed to carry and which is allowed by law, which floor loads are set forth in Exhibit L hereto; and, except to the extent contemplated in an approved alteration, not move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such time as Landlord shall in each instance authorize. Tenant's machines and mechanical equipment shall be placed and maintained by Tenant at the Tenant's expense in settings sufficient to absorb or prevent unreasonable levels of vibration or noise that may be transmitted to the Building structure or to any other space in the Building. All installations of equipment in the Penthouse, on the roof or otherwise on the exterior of the Building shall be subject to Landlord's reasonable approval, and in no event shall such installation exceed the live load which the roof was designed to carry and which is permitted under the appropriate building code.

     6.7 PERSONAL PROPERTY TAX. Tenant shall pay or cause to be paid promptly when due all taxes which may be imposed upon personal property (including, without limitation, fixtures and equipment) in the Premises to whomever assessed.

     6.8 ASSIGNMENT AND SUBLEASES. Tenant shall not assign, mortgage, pledge, hypothecate or otherwise transfer this Lease, or sublet (which term, without limitation, shall include granting of concessions, licenses and the like) the whole or any part of the Premises without, in each instance, having first received the consent of Landlord which consent Landlord agrees not to unreasonably withhold. Notwithstanding anything contained in this Section 6.8 to the contrary, Tenant may, without obtaining the prior consent of the Landlord, assign or sublet this Lease to a (i) parent of Tenant, (ii) subsidiary of Tenant, (iii) affiliate of Tenant (including any entity into which Tenant may be merged or consolidated), or (iv) the acquiror of more than fifty percent (50%) of the capital stock of Tenant or more than fifty percent (50%) of the value of the assets of Tenant provided such assignee or subtenant enters into a reasonably, mutually agreeable assumption agreement with Landlord pursuant to which it assumes the responsibilities and obligations of Tenant hereunder from and after the effective date of such acquisition, and with respect to any assignment or sublease under (iv) hereunder, provided such assignee or subtenant has at the time of such assignment or sublet sufficient creditworthiness and financial capacity to undertake the obligations it would assume hereby; any determination as to item (iv) above shall be subject to Dispute Resolution. Any assignment or sublease requiring Landlord's consent as aforesaid and which is made without such consent shall be void. Landlord shall not be deemed to be unreasonable in withholding its consent to any proposed assignment or subletting by Tenant based on any of the following factors:

          (a) The use to which the proposed occupant is to put the Premises, notwithstanding that the same falls within the definition of Permitted Uses, is not consistent with the character of the Building as a first class office/R&D Building in Landlord's judgment which shall be subject to Dispute Resolution.

          (b) The proposed occupant would occupy space in a configuration so as to diminish the commercially reasonable operations of the Building.

     Whether or not Landlord consents to any assignment or subletting, Tenant named herein shall remain fully and ..primarily liable for the obligations of the tenant hereunder, including, without limitation, the obligation to pay Annual Fixed Rent and Additional Rent provided under this Lease.

     Tenant shall give Landlord notice of any proposed sublease or assignment, specifying the provisions of the proposed subletting or assignment, including
(i) the name and address of the proposed subtenant or assignee, (ii) a copy of the proposed subtenant's or assignee's most recent annual financial statement,
(iii) all of the material terms and provisions upon which the proposed subletting or assignment is to be made and such other information concerning the proposed subtenant or assignee as Tenant has obtained in connection with the proposed subletting or assignment. Landlord shall give notice to Tenant, either consenting or withholding consent, within ten (10) days of Tenant's notice to Landlord fulfilling the requirements of the immediately preceding sentence. Tenant shall reimburse Landlord promptly for reasonable legal and other expense incurred by Landlord in connection with any request by Tenant for consent to any assignment or subletting. If this Lease is assigned, or if the Premises or any part thereof is sublet or occupied by anyone other than Tenant, Landlord may, at any time and from time to time, collect rent and other charges from the assignee, sublessee or occupant and apply the net amount collected to the rent and other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of the prohibitions contained in this
Section 6.8 or the acceptance of the assignee, sublessee or occupant as a tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. If this Lease is assigned, or if the Premises or any part thereof is sublet, then, unless Landlord shall have duly exercised its right to repossess the space as provided in the last paragraph of this Section 6.8, Tenant shall pay to Landlord the following:

     The consent by Landlord to an assignment or subletting shall not be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or subletting.

     Without limiting the foregoing, upon receipt of written notice from Tenant of any proposed assignment of this Lease or sublease of more than fifty percent (50%) of the rentable square footage of the Premises which will be effective from and after the expiration of the Initial Term for the remainder of the Term (excepting only a proposed assignment or sublease to an entity contemplated in clauses (i) through (iv) of the first paragraph of this Section 6.8), Landlord may elect, within ten (10) days of receipt of written notice from Tenant of any proposed assignment or sublease, prior to approving or disapproving any proposed assignment or sublease, to repossess the space proposed to be assigned or sublet. Landlord may thereafter lease the repossessed space in such a manner as Landlord may in its sole discretion determine. In the event Landlord elects to repossess the space as provided above, then all of Tenant's rights and obligations hereunder with respect to the repossessed space shall cease and shall be of no further force and effect with respect to the period following Landlord's repossession of such space.

7.   INDEMNITY AND INSURANCE

     7.1 INDEMNITY. To the maximum extent this agreement may be made effective according to law, Tenant agrees to indemnify and save harmless Landlord and its officers, directors, agents, contractors and employees from and against all claims, loss, or damage of whatever nature arising from (i) any breach by Tenant of any obligation of Tenant under this Lease, or (ii) any accident, injury or damage whatsoever caused to any person or property, occurring after the date that possession of the Premises, or any part thereof, is first delivered to Tenant and until the end of the Term and thereafter, so long as Tenant is in occupancy of any part of the Premises, in or about the Premises, or (iii) any accident, injury or damage occurring other than in or about the Premises, whether within the Building, on the Land, on the access roads and ways, in the parking facilities provided pursuant to the Lease, or elsewhere, where such accident, injury or damage results from the act, omission or negligence of Tenant, or Tenant's contractors, licensees, invitees, agents, servants or employees; provided that the foregoing indemnity shall not include any cost or damage arising from any act, omission or negligence of Landlord, or Landlord's contractors, licensees, invitees, agents, servants or employees. This indemnity and hold harmless agreement shall include indemnity against reasonable attorneys' fees and disbursements and all other costs, expenses and liabilities incurred or in connection with any such claim or proceeding brought thereon, and the defense thereof. Landlord agrees to indemnify and save harmless Tenant and its officers, directors, agents, contractors and employees from and against all claims of whatever nature arising from (i) any breach by Landlord of Landlord's obligations under this Lease, and (ii) any negligent or wrongful act or omission of Landlord or any of its employees, agents or contractors, whether resulting in injury or death to persons or damage to property or otherwise.

     7.2 LIABILITY INSURANCE. Tenant agrees to maintain in full force from the date that possession of the Premises, or any part thereof, is first delivered to Tenant, throughout the Term, and thereafter, so long as Tenant is in occupancy of any part of the Premises, a policy of comprehensive general liability insurance under which Landlord (and any individuals or entities affiliated with Landlord, any ground lessor and any holder of a mortgage on the Property of whom Tenant shall have been notified by Landlord) and Tenant are named as additional insureds, and under which the insurer provides a contractual liability endorsement insuring against all cost, expense and liability arising out of or based upon any and all claims, accidents, injuries and damages described in Section 7.1, in the broadest form of such coverage from time to time available. Each such policy shall be noncancellable and nonamendable (to the extent that any proposed amendment reduces the limits or the scope of the insurance required in this Lease) with respect to Landlord and such ground lessors and mortgagees without thirty (30) days' prior notice to Landlord and such ground lessors and mortgagees and at the election of Landlord, either a certificate of insurance or a duplicate original policy shall be delivered to Landlord. The minimum limits of liability of such insurance as of the Commencement Date shall be One Million Dollars ($1,000,000.00) combined single limit for bodily injury or death, with a Six Million Dollars ($6,000,000.00) excess liability umbrella over and above the aforesaid primary limits, and from time to time during the Term such limits of liability shall be increased to reflect such higher limits as are customarily required, in Landlord's reasonable judgment, pursuant to new leases of space in the Boston-Cambridge area with respect to similar properties and similar uses, the reasonableness of Landlord's determination being subject to Dispute Resolution.

     7.3 PERSONAL PROPERTY AT RISK. Tenant agrees that all of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and of all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Premises by Tenant or anyone claiming under Tenant, may be on the Premises or elsewhere in the Building or on the lot or parking facilities provided hereby, shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or be borne by Landlord, except that Landlord shall in no event be exonerated from any liability to Tenant or to any person, for any injury, loss, damage or liability to the extent the same is caused by the negligence or wrongful act of Landlord and its agents, contractors or employees. Tenant shall carry casualty insurance covering Tenant's personal property as aforesaid, with commercially reasonable deductibles, in a commercially reasonable amount given Landlord's rights under
Section 7.5, subject to Dispute Resolution.

     7.4 LANDLORD'S INSURANCE. Landlord shall carry such casualty and liability insurance upon and with respect to operations at the Building, with commercially reasonable deductibles, as may from time to time be deemed reasonably prudent by Landlord with reference to similar properties and similar uses in the Boston-Cambridge area or required by any mortgagee holding a mortgage thereon or any ground lessor of the Land, and in any event, insurance against loss by fire and the risks now covered by an "all-risk" insurance policy with an extended coverage endorsement (including coverage against such perils as breakage of glass, sprinkler leakage, boiler explosion, machinery breakdown and collapse) in an amount at least equal to eighty percent (80%) of the replacement value of the Building, exclusive of foundations, site preparation and other nonrecurring construction costs.

     7.5 WAIVER OF SUBROGATION. Any insurance carried by either party with respect to the Building, Land, Premises, parking facilities or any property therein or occurrences thereon shall, without further request by either party, if it can be so written without additional premium, or with an additional premium which the other party may elect to pay, include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for indemnification, injury or loss, including, without limitation, injury or loss caused by negligence of such other party, due to hazards covered by insurance containing such clause or endorsement to the extent of the indemnification received thereunder.

8.   CASUALTY AND EMINENT DOMAIN

     8.1 RESTORATION FOLLOWING CASUALTIES. If, during the Term, the Building or Premises shall be damaged by fire or casualty, subject to the exceptions and limitations provided below, Landlord shall proceed promptly (but not before insurance proceeds are available for application to the cost thereof) and diligently continue until completion, subject to External Causes, to restore the Building or Premises to substantially the condition thereof at the time of such damage. Landlord shall have no obligation to expend in the reconstruction of the Building more than the actual amount of the insurance proceeds made available by its insurer plus the amount of the insurance deductible and the amount by which Landlord may have co-insured. Any restoration of the Building or the Premises shall be altered to the extent necessary to comply with then current laws and applicable codes.

     8.2 LANDLORD'S TERMINATION ELECTION. If the Building has been so damaged that (a) any restoration will, in Landlord's reasonable judgment based upon an independent architect's certification (i) once commenced, take longer than one hundred and eighty (180) days to complete or (ii) cannot, with due diligence, be completed within two hundred seventy (270) days of the occurrence of the damage and (b) by virtue of the extent of the damage, it is appropriate for Landlord to raze or substantially alter the Building, then provided Landlord (i) terminates all of the leases in the Building (except that during the last three (3) years of the Term, Landlord shall be required to terminate only leases covering an aggregate of 80% of the rentable floor area of the Building), and (ii) intends in good faith to raze or substantially alter the Building, Landlord may terminate this Lease by giving notice to Tenant (together with such architect's certification) within sixty (60) days after the date of the casualty. Any such termination shall be effective on the date designated in such notice from Landlord, but in any event, not later than sixty (60) days after such notice, and if no date is specified, effective upon the delivery of such notice.

     8.3 TENANT'S TERMINATION ELECTION. If ten percent (10%) of that portion of the Premises devoted to laboratory uses or twenty-five percent (25%) of that portion of the Premises devoted to office uses is damaged by fire or casualty and any restoration thereof will, in Landlord's reasonable judgment based upon an independent architect's certification (the reasonability of which certification shall be subject to Dispute Resolution requested within five (5) business days of Landlord's delivery thereof to Tenant) (i) once commenced, take longer than one hundred eighty (180) days to complete or (ii) cannot, with due diligence, be completed within two hundred seventy (270) days of the occurrence of the damage, then Landlord shall give notice to such effect to Tenant within sixty (60) days of the occurrence of the fire or casualty and Tenant may elect, by notice given by Tenant to Landlord within thirty (30) days of Landlord's notice as aforesaid (together with such architect's certification), to terminate this Lease effective upon the delivery of Tenant's notice. Conversely, if in Landlord's reasonable judgment the restoration can be completed without exceeding the time thresholds referred to in clauses (i) and (ii) of this Section 8.3, then Landlord shall give notice to such effect to Tenant within sixty (60) days of the occurrence of the fire or casualty together with an independent architect's certification substantiating the time frame for the restoration which Landlord contemplates. The reasonability of this certification shall be subject to Dispute Resolution requested within five (5) business days of Landlord's delivery thereof to Tenant.

     If following commencement of the restoration, the restoration is not completed within the one hundred eighty (180) day period referred to above, or the two hundred seventy (270) day period, as applicable, then Tenant may terminate this Lease at any time thereafter upon thirty (30) days prior written notice to Landlord provided that if Landlord shall have completed the restoration of the Premises before the expiration of such thirty (30) day period, Tenant's notice of termination shall be deemed void and of no effect.

     8.4 CASUALTY AT EXPIRATION OF LEASE. If the Premises shall be damaged by fire or casualty in such a manner that the Premises cannot, in the ordinary course, reasonably be expected to be repaired within one hundred and twenty
(120) days from the commencement of repair work and such damage occurs within the last eighteen (18) months of the Term then either party shall have the right, by giving notice to the other not later than sixty (60) days after such damage, to terminate this, Lease, whereupon this Lease shall terminate as of the date of such notice; provided, however, that if at least nine (9) months remain in the Term and Tenant elects to extend the Term pursuant to Section 2.6 (thereby waiving its right to terminate this Lease under this Section 8.4) within ten (10) days of the giving of Landlord's notice of termination, then Landlord's notice of termination shall be deemed void and of no effect.

     8.5 EMINENT DOMAIN. Except as hereinafter provided, if the Building, or such portion thereof as to render the balance (if reconstructed to the maximum extent practicable in the circumstances) unsuitable for Tenant's purposes, shall be taken by condemnation or right of eminent domain, or if Tenant's parking privileges should be substantially reduced thereby, Tenant shall have the right to terminate this Lease by notice to Landlord of its desire to do so, provided that such notice is given not later than thirty (30) days after the effective date of such taking. If so much of the Building shall be so taken that Landlord
(i) terminates all of the leases in the Building (except that during the last three (3) years of the Term, Landlord shall be required to terminate only leases covering an aggregate of 80% of the rentable floor area of the Building), and
(ii) determines that it would be appropriate to raze or substantially alter the Building, Landlord shall have the right to terminate this Lease by giving notice to Tenant of Landlord's desire to do so not later than thirty (30) days after the effective date of such taking.

     Should any part of the Premises be so taken or condemned during the Term, and should this Lease be not terminated in accordance with the foregoing provisions, Landlord agrees to use reasonable efforts to put what may remain of the Premises into proper condition for use and occupation as nearly like the condition of the Premises prior to such taking as shall be practicable, and furnish or cause to be furnished parking privileges to Tenant consistent with the terms of this Lease subject, however, to applicable laws and codes then in existence and to the availability of sufficient proceeds from the eminent domain taking.

     8.6 RENT AFTER CASUALTY OR TAKING. If the Premises shall be damaged or rendered untenantable or inaccessible by fire or other casualty to the Premises and/or the Building, except as provided below, until the Lease has been terminated or the restoration work has been completed, the Annual Fixed Rent and Additional Rent shall be justly and equitably abated and reduced according to the rentable square footage of the part of the Premises which is untenantable or inaccessible by Tenant. In the event of a taking which permanently reduces the area of the Premises, a just proportion of the Annual Fixed Rent shall be abated for the remainder of the Term.

     8.7 TEMPORARY TAKING. In the event of any taking of the Premises or any part thereof for a temporary use not in excess of six (6) months, (i) this Lease shall be and remain unaffected thereby and Annual Fixed Rent and Additional Rent shall not abate, and (ii) Tenant shall be entitled to receive for itself such portion or portions of any award made for such use with respect to the period of the taking which is within the Term.

     8.8 TAKING AWARD. Except as otherwise provided in Section 8.7, Landlord shall have and hereby reserves and excepts, and Tenant hereby grants and assigns to Landlord, all rights to recover for damages to the Building and the Land, and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of such taking, damage or destruction, as aforesaid, and by way of confirming the foregoing, Tenant hereby grants and assigns to Landlord, all rights to such damages or compensation. Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for relocation expenses and/or loss of leasehold improvements owned by Tenant.

9.   DEFAULT

     9.1  TENANT'S DEFAULT. Each of the following shall constitute an Event of
Default:

          (a) Failure on the part of Tenant to pay the Annual Fixed Rent, Additional Rent or other charges for which provision is made herein on or before the date on which the same become due and payable, if such condition continues for ten (10) days after written notice, provided, however, that only two (2) such notices shall be required in any consecutive twelve-month period for failure to pay the Fixed Annual Rent; or

          (b) Failure on the part of Tenant to perform or observe any other term or condition contained in this Lease if Tenant 'shall not cure such failure within thirty (30) days after notice from Landlord to Tenant thereof, provided that in the case of breaches of obligations under this Lease which are susceptible to cure but cannot be cured within thirty (30) days through the exercise of due diligence, so long as Tenant commences such cure within thirty
(30) days, such breach remains susceptible to cure, and Tenant diligently pursues such cure, such breach shall not be deemed to create an Event of Default.

     If an Event of Default shall occur, then, in any such case, whether or not the Term shall have begun, Landlord lawfully may, immediately or at any time thereafter, give notice to Tenant specifying the Event of Default and this Lease shall come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the Lease Term, and Tenant will then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

     9.2 DAMAGES. In the event that this Lease is terminated, Tenant covenants to pay punctually to Landlord all the sums ("Periodic Payments") and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under the foregoing covenant, Tenant shall be credited with the net proceeds of any rent obtained by reletting the Premises, after deducting all Landlord's expenses in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, fees for legal services and expenses of preparing the Premises for such reletting. Landlord may (i) relet the Premises, or any part or parts thereof, for a term or terms which may, at Landlord's option, exceed or be equal to or less than the period which would otherwise have constituted the balance of the Term, and may grant such concessions and free rent as Landlord in its reasonable commercial judgment considers advisable or necessary to relet the same and (ii) make such alterations, repairs and improvements in the Premises as Landlord in its reasonable commercial judgment considers advisable or necessary to relet the same. No action of Landlord in accordance with the foregoing or failure to relet or to collect rent under reletting shall operate to release or reduce Tenant's liability. Landlord agrees to attempt in good faith to relet the Premises but Landlord shall be entitled to seek to rent other properties of Landlord prior to reletting the Premises.

     At any time following the termination of this Lease, Landlord may elect to receive, in lieu of receiving further Periodic Payments, an amount (the "Lump Sum Payment") equal to the excess, if any, of the discounted present value (at the legal interest rate) of the total rent reserved for the remainder of the Term over the then discounted present fair rental value of the Premises for the remainder of the Term. In calculating the rent reserved, there shall be included, in addition to the Annual Fixed Rent and all Additional Rent (assuming that Real Estate Taxes and Operating Expenses for the Property will increase annually by a reasonable amount), the value of all other considerations agreed to be paid or performed by Tenant over the remainder of the Term.

     9.3 CUMULATIVE RIGHTS. The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to the restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions. Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy, insolvency or like proceedings by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

     9.4 LANDLORD'S SELF-HELP. If Tenant shall at any time default in the performance of any obligation under this Lease, Landlord shall have the right in the event of material risk of damage or injury, but not the obligation, upon reasonable, but in no event less than ten (10) days' notice to Tenant (except in case of emergency in which case no notice need be given), to perform such obligation. Landlord may exercise its rights under this Section without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

     9.5 ENFORCEMENT EXPENSES. Tenant shall promptly reimburse Landlord for all reasonable costs and expenses, including without, limitation reasonable legal fees and disbursements, incurred by Landlord in exercising and enforcing its rights under Section 9.4 following Tenant's failure to comply with its obligations hereunder, whether or not such failure constitutes an Event of Default on the part of Tenant, together with interest at the applicable rate specified in Section 9.6 from the date paid by Landlord. Landlord shall also be entitled to reimbursement, as a component of damages, of all of Landlord's reasonable costs and expenses, including without limitation, reasonable legal fees and disbursements, incurred in connection with enforcing Landlord's rights under this Lease following an Event of Default. Landlord shall promptly reimburse Tenant for all reasonable costs and expenses, including without limitation reasonable legal fees and disbursements, incurred by Tenant in exercising its self-help rights under Section 9.7 and enforcing any rights Tenant may have following a default by Landlord under this Lease.

     9.6 LATE CHARGES AND INTEREST ON OVERDUE PAYMENTS. In the event that any payment of Annual Fixed Rent or Additional Rent shall remain unpaid for a period of ten (10) business days following notice by Landlord to Tenant that such payment is overdue, there shall become due to Landlord from Tenant, as Additional Rent and as compensation for Landlord's extra administrative costs in investigating the circumstances of late rent, a late charge of three percent (3%) of the amount overdue. In addition, any Annual Fixed Rent and Additional Rent not paid when due shall bear interest from the date due to Landlord until paid at the variable rate (the "Default Interest Rate") equal to the higher of
(i) the rate at which interest accrues on amounts not paid when due under the terms of Landlord's financing for the Building, as from time to time in effect, and (ii) one hundred and twenty-five percent (125%) of the rate from time to time announced by The First National Bank of Boston as its base rate, or if such rate can no longer be determined, one hundred and twenty-five percent (125%) of the rate from time to time announced by a major commercial bank selected by Landlord as its base or prime rate.

     9.7 LANDLORD'S RIGHT TO NOTICE AND CURE; TENANT'S SELF-HELP. Landlord shall in no event be in default in the performance of any of Landlord's obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any such default, after notice by Tenant to Landlord expressly specifying wherein Landlord has failed to perform any such obligation. Notwithstanding the foregoing, if Landlord shall fail to make a repair which results in material risk of damage or injury to persons or property within the Premises, Tenant shall have the right, upon ten (10) days prior notice to Landlord, to perform such obligation so long as the same may be done solely within the Premises or the common areas of the Building. Tenant may exercise its rights under the preceding sentence without waiving any other of its rights or releasing Landlord of any of its obligations under this Lease.

10.  MORTGAGEES' AND GROUND LESSORS' RIGHTS

     10.1 SUBORDINATION. This Lease shall, at the election of 'the holder of any mortgage or ground lease on the Property, be subject and subordinate to such mortgage or ground lease on the Property, so that the lien of any such mortgage or ground lease shall be superior to all rights hereby or hereafter vested in Tenant provided and solely on the condition that such mortgagee and ground lessor shall have entered into a mutually agreeable non-disturbance and attornment agreement with Tenant, which agreement contains usual, customary and reasonable protection's of the rights of the mortgagee or ground lessor.

     10.2 PREPAYMENT OF RENT NOT TO BIND MORTGAGEE. No Annual Fixed Rent, Additional Rent, or any other charge payable to Landlord (except for payments on account of Tax Expenses Allocable to the Premises or Operating Expenses Allocable to the Premises pursuant to the terms of this Lease and the Lump Sum Payment) shall be paid more than thirty (30) days prior to the due date thereof under the terms of this Lease and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee or ground lessor) be a nullity as against such mortgagee or ground lessor and Tenant shall be liable for the amount of such payments to such mortgagee or ground lessor.

     10.3 TENANT'S DUTY TO NOTIFY MORTGAGEE; MORTGAGEE'S ABILITY TO CURE. No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of the Tenant's obligations to pay Annual Fixed Rent or Additional Rent hereunder or to terminate this Lease, shall result in a release or termination of such obligations of Tenant or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's mortgagees or ground lessors of record, if any, of whose identity and address Tenant shall have been given notice, specifying the act or failure to act on the part of Landlord which would give basis to Tenant's rights; and (ii) such mortgagees or ground lessors, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, which shall include a reasonable time for such mortgagee or ground lessors, to obtain possession of the Property if possession is necessary for the mortgagee or ground lessor to correct or cure the condition and if the mortgagee or ground lessor notifies Tenant of its intention to take possession of the Property and correct or cure such condition. Nothing in this Section 10.3 shall be construed as affecting Tenant's right to terminate this Lease within the time frames set forth in Sections 8.3, 8.4 or 8.5, or to effect its self-help remedy set forth in Section 9.7.

     10.4 ESTOPPEL CERTIFICATES. Tenant shall from time to time, upon not less than fifteen (15) days' prior written request by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying to Landlord or an independent third party (i) that this Lease is unmodified and in full force and effect (or, if there have been any modifications, that the same is in full force and effect as modified and stating the modifications); (ii) that Tenant has no knowledge of any defenses, offsets or counterclaims against its obligations to pay the Annual Fixed Rent and Additional Rent and to perform its other covenants under this Lease (or if there are any defenses, offsets, or counterclaims, setting them forth in reasonable detail); (iii) that there are no known uncured defaults of Landlord or Tenant under this Lease (or if there are known defaults, setting them forth in reasonable detail); (iv) the dates to which the Annual Fixed Rent, Additional Rent and other charges have been paid; (v) if true, that Tenant has accepted, is satisfied with, and is in full possession of the Premises, including all improvements, additions, and alterations thereto required to be made by Landlord under the Lease; (vi) if true, that Landlord has satisfactorily complied with all of the requirements and conditions precedent to the commencement of the Term of the Lease as specified in the Lease; (vii) the Term, the Commencement Date, and any other relevant dates, and that Tenant has been in occupancy since the Commencement Date and paying rent since the specified dates; (viii) that no unpaid or unsatisfied monetary or other considerations, including, but not limited to, rental concessions for Landlord, special tenant improvements or Landlord's assumption of prior lease obligations of Tenant have been granted to Tenant by Landlord for entering into this Lease, except as specified; (ix) if true, that Tenant has no notice of a prior assignment, hypothecation, or pledge of- rents or of the Lease; (x) that the Lease (as the same may have been modified or amended as specified in clause (i) above) represents the entire agreement between Landlord and Tenant; (xi) that no prepayment or reduction of rent and no modification, termination or acceptance of Lease will be valid as to the party to whom such certificate is addressed without the consent of such party; (xii) that any notice to Tenant may be given it by certified or registered mail, return receipt requested; or delivered, at the Premises, or at another address specified; (xiii) the extent to which Tenant has exercised its extension options set forth in Section 2.6.; (xiv) the extent to which Tenant has exercised its expansion option set forth in Section 2.7; and (xv) such other matters with respect to Tenant and this Lease as Landlord may reasonably request. On or following the Commencement Date, Tenant shall, at the request of Landlord, promptly execute, acknowledge and deliver to Landlord a statement in writing that the Commencement Date has occurred and that Tenant has taken occupancy of the Premises. On or following the Annual Fixed Rent Commencement Date, Tenant shall, at the request of Landlord, promptly execute, acknowledge and deliver a statement in writing that the Annual Fixed Rent has begun to accrue. Any statement delivered pursuant to this Section may be relied upon by any prospective purchaser, mortgagee or ground lessor of the Property and shall be binding on the Tenant.

     Landlord shall from time to time, upon not less than fifteen (15) days prior written request by Tenant, execute, acknowledge and deliver to Tenant a statement in writing certifying to Tenant or an independent party (i) that this Lease is unmodified and in full force and effect (or, if there have been any modifications, that the same is in full force and effect as modified and stating the modification); (ii) that Landlord has no knowledge of any defenses, offsets or counterclaims against its obligations to perform its covenants under this Lease (or if there are any defenses, offsets, or counterclaims, setting them forth in reasonable detail); (iii) that there are no known uncured defaults of Landlord or Tenant under this Lease (or if there are known defaults, setting them forth in reasonable detail; and (iv) such other matters with respect to this Lease as Tenant may reasonably request.

11. DISPUTE RESOLUTION. Any dispute or determination by a party hereto which, pursuant to the terms of this Lease, may be resolved by "Dispute Resolution", shall be undertaken in accordance with the following provisions:

          (a) SERVICE OF DISPUTE NOTICE. In the event of any such dispute, the complaining party (the "Claimant") shall serve upon the other party (the "Respondent") by registered mail or hand delivery a written demand for arbitration (the "Dispute Notice"), setting forth with particularity the nature of the dispute. The Claimant shall simultaneously serve any request (the "Document Request") for production of relevant documents from the Respondent.

The service of such Dispute Notice and Document Request shall be effective upon receipt thereof. Failure to serve a Document Request shall constitute a waiver by the Claimant of any right to demand documents from the Respondent, except as provided in Subparagraph (c) below. The Dispute Notice shall also be delivered to Ernst & Young, 2000 Pittsburgh National Building, Pittsburgh, Pennsylvania 15222, Attention: James L. Chemel, for mediation as part of that firm's national mediation services expertise. Ernst & Young shall select a partner of Ernst & Young to conduct the arbitration (hereinafter the "Arbitrator"), the choice of which shall be binding on the parties. If Ernst & Young believes it has a material conflict of interest with any of the parties, it shall select an alternative "Big Six" firm (or another firm if none of the Big Six firms are available) to conduct the arbitration, within ten (10) business days of receipt of the Dispute Notice. If Ernst & Young shall cease to exist and/or shall decline to serve under this Lease as to all or any particular dispute submitted thereto for arbitration and, within ten (10) business days of receipt of a Dispute Notice, shall fail to select an alternative "Big Six" firm (or another firm if none of the Big Six firms are available), then and in any such event, the parties shall mutually select an alternative arbitrator for their dispute(s) and, in the absence of agreement within a period of ten (10) days, either party shall have the right, on notice to the other, to apply for the appointment of an independent arbitrator to the Boston office of the American Arbitration Association (or any successor organization thereto).

          (b) RESPONSE BY RESPONDENT. Within ten (10) business days of receipt of a Dispute Notice and Document Request, the Respondent shall serve a detailed written response to the Dispute Notice, including any arbitrable counterclaims, and shall produce all non-privileged documents called for in the Document Request. At the same time, Respondent shall serve any Document Request on Claimant, failing which Respondent shall be deemed to have waived any right to demand documents from Claimant. Within two (2) business days of delivery of the response, all undisputed amounts shall be paid by Respondent by wire transfer.

          (c) RESPONSE BY CLAIMANT. Within ten (10) business days of receipt of such written response, the Claimant shall serve a reply to any counterclaims asserted by Respondent and shall produce all non-privileged documents requested by Respondent. At the same time, the Claimant may serve a second Document Request limited to documents relevant to Respondent's counterclaim. Within two
(2) business days of delivery of the reply to any counterclaims, all undisputed amounts shall be paid by the Claimant by wire transfer.

          (d) RESPONSE BY RESPONDENT. Respondent shall produce all non-privileged documents called for in any such second Document Request within ten (10) business days of service thereof.

          (e) APPEARANCE BEFORE ARBITRATOR. Within thirty-five (35) business days of service of the Dispute Notice, any arbitrable dispute shall be submitted to the Arbitrator, whose decision shall be final, binding and non-appealable, and may be entered and enforced as a judgment by any court of competent jurisdiction. The Arbitrator shall consider and determine only matters properly subject to arbitration pursuant to this Lease.

     The Arbitrator shall, in consultation with the parties, establish such further procedures, including hearings, as he or she deems appropriate, provided, however, that a decision of the dispute (including counterclaims) shall be rendered no later than sixty (60) business days after service of the Dispute Notice.

          (f) FINAL DECISION; FEES AND EXPENSES. The Arbitrator's decision shall be in writing, and shall include findings of fact and a concise explanation of the reasons for the decision. The decision shall be delivered to the parties immediately. The Arbitrator's fees and expenses shall be borne by one or both of the parties in accordance with the direction of the Arbitrator, who shall be guided in such determination by the results of the arbitration. If any party refuses to appear before the Arbitrator or to respond as required in subparagraphs (a) through (e) above, the Arbitrator shall decide the matter as by default against the non-appearing party, and such decision shall be final, binding and non-appealable to the same extent as a decision rendered with the full participation of such party.

12.  MISCELLANEOUS

     12.1 NOTICE OF LEASE. Tenant agrees not to record this Lease, but upon request of either party, both parties shall execute and deliver a notice of this Lease in form appropriate for recording or registration, an instrument acknowledging the Commencement Date of the Term, the extension options provided for herein, the premises demised and if this Lease is terminated before the Term expires, an instrument in such form acknowledging the date of termination.

     12.2 NOTICES. Whenever any notice, approval, consent, request, election, offer or acceptance is given or made pursuant to this Lease, it shall be in writing. Communications and payments shall be addressed, if to Landlord, at Landlord's Address for Notices as set forth in Exhibit A or at such other address as may have been specified by prior notice to Tenant; and if to Tenant, prior to the Commencement Date, at Tenant's Original Address, and after the Commencement Date, at the Premises, with a copy to Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York, Attn: David T. Washburn, Esq., or at such other place with respect to either recipient as may have been specified by prior notice from Tenant to Landlord. Any communication so addressed shall be deemed duly given on the earlier of (i) the date received or (ii) on the third business day following the day of mailing if mailed by registered or certified mail, return receipt requested. If Landlord by notice to Tenant at any time designates some other person to receive payments or notices, all payments or notices thereafter by Tenant shall be paid or given to the agent designated until notice to the contrary is received by Tenant from Landlord.

     12.3 SUCCESSORS AND LIMITATION ON LIABILITY OF THE LANDLORD AND TENANT. The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the original landlord named herein and each successor landlord shall be liable only for obligations accruing during the period of its ownership. The obligations of Landlord shall be binding upon the assets of Landlord consisting of an equity ownership of the Property but not upon other assets of Landlord and neither Tenant, nor anyone claiming by, under or through Tenant, shall be entitled to obtain any judgment creating personal liability on the part of Landlord or enforcing any obligations of Landlord against any assets of Landlord other than an equity ownership of the Property.

     Landlord's recourse to Tenant hereunder shall not include recourse personally against Tenant's officers, directors or shareholders.

     12.4 WAIVERS BY THE LANDLORD OR TENANT. The failure of Landlord or Tenant to seek redress for violation of, or to insist upon strict performance of, any covenant or condition of this Lease, shall not be deemed a waiver of such violation nor prevent a subsequent act, which would have originally constituted a violation, from having all the force and effect of an original violation. The receipt by Landlord of Annual Fixed Rent or Additional Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived by Landlord or Tenant, unless such waiver be in writing [Illegible] by such party. No consent or waiver, express or implied, by Landlord to or of any breach of any agreement or duty shall be construed as a waiver or consent to or of any other breach of the same or any other agreement or duty.

     12.5 ACCEPTANCE OF PARTIAL PAYMENTS OF RENT. No acceptance by [Illegible] of a lesser sum than the Annual Fixed Rent and Additional Rent then due shall be deemed to be other than a partial installment of such rent due, nor shall any endorsement or [Illegible] on any check or any letter accompanying any check or [Illegible] as rent be deemed an accord and satisfaction, and [Illegible] may accept such check or payment without prejudice to [Illegible] right to recover the balance of such installment or pursue [Illegible] other remedy in this Lease provided. The delivery of [Illegible] any employee of Landlord or to Landlord's agent or any [Illegible] thereof shall not operate as a termination of this Lease [Illegible] surrender of the Premises.

     12.6 INTERPRETATION AND PARTIAL INVALIDITY. If any term of [Illegible] or the application thereof to any person or [Illegible], shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law. The titles of the Articles are for convenience only and not to be considered in construing this Lease. This Lease and the exhibits attached hereto contain all of the agreements of the parties with respect to the subject matter thereof and supersedes all prior dealings between them with respect to such subject matter.

     12.7 QUIET ENJOYMENT. So long as Tenant is not in default of its obligations, beyond any applicable grace period, to pay the Annual Fixed Rent and Additional Rent and perform all other Tenant covenants and conditions of this Lease, Tenant shall peaceably and quietly have, hold and enjoy the Premises free of any claims by, through or under Landlord.

     12.8 BROKERAGE. Landlord and Tenant each represent and warrant to the other that it has had no dealings with any broker or agent other than Meredith & Grew, Incorporated and Lynch, Murphy, Walsh and Partners in connection with this Lease and shall indemnify and hold harmless the other from claims for any brokerage commission in connection with this Lease other than by Meredith & Grew, Incorporated and Lynch, Murphy, Walsh and Partners arising out of its actions.

     Landlord agrees to pay the commission due to such brokers earned in connection with this Lease.

     12.9 SURRENDER OF PREMISES AND HOLDING OVER. Tenant shall surrender possession of the Premises on the last day of the Term and Tenant waives the right to any notice of termination or notice to quit. Tenant covenants that upon the expiration or sooner termination of this Lease, it shall, without notice, deliver up and surrender possession of the Premises in the sane condition in which Tenant has agreed to keep the same during the continuance of this Lease and in accordance with the terms hereof, normal wear and tear excepted, first removing therefrom all goods and effects of Tenant and any Required Removable Alterations and repairing all damage caused by such removal and restoring the Premises as provided in Section 4.3. Upon the expiration of this Lease, or if the Premises should be abandoned by Tenant, or this Lease should terminate for any cause, and at the time of such expiration, abandonment or termination, Tenant or Tenant's agents, subtenants or any other person should leave any property of any kind or character on or in the Premises, the fact of such leaving of property on or in the Premises shall be conclusive evidence of intent by Tenant, and individuals and entities deriving their rights through Tenant, to abandon such property so left in or upon the Premises, and such leaving shall constitute abandonment of the property. Landlord shall have the right and authority without notice to Tenant or anyone else, to remove and destroy, or to sell or authorize disposal of such property, or any part thereof, without being in any way liable to Tenant therefor and the proceeds thereof shall belong to Landlord as compensation for the removal and disposition of such property.

     If Tenant fails to surrender possession of the Premises upon the expiration or sooner termination of this Lease, Tenant shall pay to Landlord, as rent for any period after the expiration or sooner termination of this Lease an amount equal to twice the Annual Fixed Rent and the Additional Rent required to be paid under this Lease as applied to any period in which Tenant shall remain in possession. Acceptance by Landlord of such payments shall not constitute a consent to a holdover hereunder or result in a renewal or extension of Tenant's rights of occupancy. Such payments shall be in addition to and shall not affect or limit Landlord's right of re-entry, Landlord's right to collect such damages as may be available at law, or any other rights of Landlord under this Lease or as provided by law.

     12.10 LIMITATION OF CAUSES OF ACTION AND DAMAGES. Notwithstanding anything to the contrary provided in this Lease, Landlord and Tenant each waive, to the fullest extent permitted by law, any claim against the other for consequential damages in connection with a dispute arising out of this Lease. Whenever in this Lease it provides that, Landlord shall not unreasonably withhold its consent, unless Landlord is determined not to have been acting in good faith in withholding, its consent, in which case Tenant shall be entitled to seek damages and other remedies at law, Tenant's sole remedy shall be by way of specific performance to compel the granting of such consent. Whenever in this Lease it is provided that a determination is subject to Dispute Resolution, and Tenant fails within the time period provided to request such Dispute Resolution, the determination in question shall no longer be subject to Dispute Resolution or resolution by any court of law or otherwise; Tenant shall be deemed to have consented to such determination.

     12.11 SECURITY DEPOSIT. Upon the expiration of the Guaranty, Tenant shall pay to Landlord a security deposit of [Illegible] of the Annual Fixed Rent then payable under this Lease. Upon any increase in the Annual Fixed Rent, Tenant shall supplement its security deposit by paying Landlord [Illegible] of the amount by which- tire Annual Fixed Rent is increased. Landlord shall maintain the security deposit in a segregated account with any interest earned thereon accruing to the benefit of Tenant and with the effect of increasing the security deposit hereunder by the aggregate amount of such interest. Provided Tenant is not then in default hereunder, Landlord shall return the then remaining portion of the security deposit to Tenant within thirty (30) days after the expiration of this Lease. In the event Landlord applies any such funds, Tenant shall pay to Landlord as additional rent within ten (10) days after invoice therefor, the amount of the security deposit applied by Landlord, such that the balance of the security deposit shall be restored to its original amount (as supplemented as hereinabove provided). Notwithstanding the foregoing, in lieu of a cash security deposit, during the Term Tenant may furnish Landlord with a clean, irrevocable letter of credit in the same amount as the security deposit required to be paid by Tenant hereunder (excluding any interest which may have accrued thereon), provided that Landlord shall be entitled to impose such reasonable terms and conditions as Landlord may require to ensure the security offered by the security deposit (e.g. written on a local bank of sufficient creditworthiness). If Tenant shall furnish Landlord with a letter of credit under the circumstances as aforesaid, any cash security deposit and interest which may have accrued thereon shall be returned by Landlord to Tenant contemporaneously therewith.

     12.12 FINANCIAL REPORTING. Tenant shall from time to time (but at least annually) provide Landlord with such financial statements of Tenant, together with related statements of Tenant's operations for Tenant's most recent fiscal year then ended, as are issued by Tenant to its shareholders.

     12.13 CAMBRIDGE EMPLOYMENT PLAN. Tenant agrees to sign an agreement with the Employment and Training Agency designated by the City Manager of the City of Cambridge as provided in subsections (a)-(g) of Section 24-4 of Ordinance Number 1005 of the City of Cambridge, adopted April 23, 1984.

     12.14 GUARANTY OF LEASE. The performance by Tenant of its obligations hereunder are guaranteed by Guarantor's Guaranty, all as more particularly set forth in such Guaranty. The Guaranty is a material inducement to Landlord entering into this Lease.

     12.15 TENANT'S SIGN. So long as Tenant is itself (including all entities for which Landlord's consent to assignment or sublease is not required under
Section 6.8) in occupancy of at least fifty-one percent (51%) of the Premises, but in no 'event less than the rentable square footage equal to 51% of the Original Premises, Landlord agrees to permit Tenant to install in the location shown on Exhibit J attached hereto a monument-type corporate identity sign which in its size and scale, considering its location in the central circular planting bed, is appropriate in Landlord and Tenant's mutual judgment, identifying the Building as the headquarters of ARIAD Pharmaceuticals, Inc., which shall in its design, construction and materials used be reasonably satisfactory to Landlord and Tenant in all respects. The reasonability of both parties under this Section shall be subject to Dispute Resolution.

     From and after the Commencement Date, the Building shall no longer be identified as "the Jackson Building," any signage identifying such name shall be removed by Landlord and the Building shall instead be referred to as 26 Landsdowne Street.

     12.16 GROUND LEASE. This Lease is in all respects subject to the ground lease (the "Ground Lease") between Landlord as lessee and Massachusetts Institute of Technology ("MIT") as lessor dated as of August 20, 1986. Landlord hereby represents and warrants to Tenant that the Ground Lease is not inconsistent with the terms of this Lease with the result that Tenant would be deprived of any of the rights and privileges to which it is entitled under this Lease, should the Ground Lease be terminated and MIT then own the Building with the obligation to recognize this Lease pursuant to the Non-Disturbance and Attornment Agreement between MIT and Tenant delivered in connection herewith. Whenever in this Lease it has been agreed by Landlord that its consent shall not be unreasonably withheld, Landlord's inability to obtain the consent of MIT shall not constitute a reasonable justification for withholding its consent where, in all other respects, Landlord would not be entitled to withhold its consent. Prior to entering into any amendment or modification of this Lease with Tenant, Landlord shall have previously obtained from MIT any consent with respect to such amendment or modification required therefrom.

     12.17 STORAGE. There is no storage space in the Building which Landlord can offer Tenant. However, Landlord and Tenant agree to work together to attempt to find a solution to Tenant's storage needs.

     12.18 PARKING LOT SECURITY AND ACCESS. Landlord and Tenant agree to work together to develop possible alternative parking lot security programs and measures to meet the needs of Tenant and the other tenants of the Building, which may include, without limitation, security gates, enclosing the parking lot with key card access, van transport to local bus stops during non-daylight commuting hours, etc. If and when a mutually satisfactory action program has been defined, Landlord agrees to implement the same.

     12.19 PREMISES SECURITY AND ACCESS. Subject to the conditions set forth below, Tenant shall have the right, at its own sole cost and expense, to modify the Building elevators, stairwells and fire door access systems by installing a so-called "card key" security system permitting Tenant to lock-out access to all or portions of the Premises, whether by elevator or stairs, to those not in possession of a valid card key. Tenant's installation shall be subject to Landlord's approval in accordance with Section 4, which approval Landlord agrees not to unreasonably withhold or delay, it being agreed that Landlord's approval shall be based entirely on the compatibility of Tenant's proposed alteration with the security and fire systems of the Building, any existing mechanical or electrical limitations of the elevator circuitry and the extent of interference with other tenant's use of the Building. Throughout the Term, Tenant shall maintain in good order, condition and repair any such card key system installed by Tenant and may remove and/or replace the same, subject to restoring any damage to the Building resulting therefrom.. Upon the expiration or any earlier termination of this Lease, Tenant shall have no obligation to remove any card key system theretofore installed.

     12.20 ABSENCE OF ASBESTOS AND PCBS. Landlord represents and warrants to Tenant that (i) the airborne concentration in the Building of asbestos, tremolite, anthophyllite, actinolite, or a combination of these materials, does not exceed the permissible exposure limit of 0.2 fiber per cubic centimeter of air as an eight (8)-hour time weighted average, as determined in accordance with the OSHA Asbestos Regulations for General Industry (29 CFR 1910.1001), and (ii) there are no PCB's in the Premises.

     If in the course of Tenant's occupancy there is discovered PCBs in the Premises or if Tenant shall locate asbestos in the Premises which Tenant has not introduced, therein and which must be removed or encapsulated to permit Tenant to make alterations, then and in any such event, the same shall be so removed or encapsulated (unless the remedy of encapsulation is inappropriate given the nature of Tenant's intended alternations) promptly by Landlord at its sole expense and Landlord shall repair any damage to Tenant's installation arising therefrom. If any such work by Landlord shall delay Tenant's initial installation as provided in Exhibit C-1 to the Work Letter, Tenant shall be entitled to one day delay of the Annual Fixed Rent Commencement Date for the affected portion of the Premises, for each day of such delay.

     12.21 MISCELLANEOUS. It is understood and agreed that in the event of any inconsistencies between the Lease and Exhibits D and E hereof, the Lease shall control. It is further agreed that Tenant may keep laboratory animals, including, without limitation, mice, rabbits, guinea pigs and rats upon the Premises provided Tenant maintains the animal areas in a safe and sanitary condition at all times and shall not permit any waste or unreasonable levels of odors outside the animal area and shall abide by all City, State, and Federal Rules and Regulations with regard to the keeping of laboratory animals in accordance with Section 6.1 hereof, and Landlord's reasonable Rules and Regulations promulgated from time to time of which Landlord has notified Tenant in advance in writing.

                                          LANDLORD:

                                          Forest City Cambridge, Inc.


Signature on file                         By:    /s/ James Ratner
--------------------------------                 -------------------------------
Witness                                          James Ratner
                                                 President

                                          TENANT:

                                          ARIAD Pharmaceuticals, Inc.


Signature on file                         By:    /s/ Harvey J. Berger
--------------------------------                 -------------------------------
Witness                                          Harvey J. Berger, M.D.
                                           Chairman of the Board and
                                           Chief Executive Officer

                                    EXHIBIT A
                                    ---------

                                BASIC LEASE TERMS

Annual Fixed Rent
for the Initial Term:    Lease Years 1-5: [Illegible]/rentable square foot
                         Lease Years 6-10: [Illegible]/rentable square foot

Security Deposit:        See Section 11.11

Initial Term:            Ten (10) Years commencing on the Annual Fixed Rent
                         Commencement Date of the last portion of the Premises to be delivered to Tenant pursuant to the Scheduled
                         Delivery Dates.

Landlord's Original
Address:                 Forest City Cambridge, Inc.
                         10800 Brookpark Road
                         Cleveland, Ohio  44130
                         Attention: James Ratner, President

Landlord's Address
for Notices:             Landlord's Original Address with a copy to:

                         Forest City Cambridge, Inc.
                         26 Landsdowne Street
                         Cambridge, Massachusetts 02139-4234
                         Attention: Melvin Roebuck
                                    Senior Vice President

Original Premises:       Approximately 42,396 rentable square feet of floor
                         area, as finally established pursuant to Section 2.8, including approximately 2,000 rentable square feet on the first floor of the Building (to be finally established pursuant to Section 2.8), 19,911 rentable square feet on the second floor of the Building and 20,485 rentable square feet on the fifth floor of the Building. Portions of the Original Premises shall be delivered to Tenant in accordance with the Scheduled
                         Delivery Dates.

Parking Privileges:      During the Term, Landlord shall provide two (2) parking
                         spaces per one thousand (1,000) rentable square feet of floor area of the Premises, or portion thereof delivered to Tenant; however, Landlord need not provide any fractional parking spaces and may reduce the number of parking spaces provided to the next closest whole number. Initially, and so long as Landlord is able to provide surface parking without interfering with Landlord's plans for the development and leasing of the adjacent portions of University Park, Landlord shall provide surface parking for use by Tenant in the Building lot. If during the Term, Landlord is no longer able to

                                      A(1)
                         provide sufficient parking spaces without interfering with the development and leasing of the adjacent portions of University Park, Landlord shall provide one and one-half (1 1/2) parking spaces per one thousand (1,000) rentable square feet of floor area of the Premises for use of Tenant in garages or other surface parking lots provided that Landlord shall use reasonable efforts, in allocating available spaces, to maintain the ratio of Tenant's parking spaces of two
                         (2) parking spaces per one thousand (1,000) rentable square feet of floor area of the Premises. Notwithstanding any proposed multiple use of a Garage providing parking spaces agreed to be provided hereunder, Landlord shall at all times be obligated to provide Tenant with the number of parking spaces provided by this paragraph. During the Term, Tenant shall pay the market rate from time to time in effect (which shall be comparable to that charged in other first class office and R&D projects in Cambridge) for any parking spaces provided by Landlord in the Building lot, or in garages or in other surface parking lots as the case may be. Currently, the monthly market rate for each parking space is [Illegible]. The determination of such fair market rate shall be subject to Dispute Resolution. Tenant shall pay monthly for each parking space in the same manner and at the same time as the monthly installment of Annual Fixed Rent then due.

Permitted Uses:          General offices, technical offices for research and
                         development, laboratories and research facilities, manufacturing of drugs and the fabrication, assembling, finishing work and packaging of such drugs, subject, however, to Section 6.2.

Scheduled Deliver Dates
(each, a "Scheduled
Delivery Date"):

                         PORTION OF PREMISES TO BE DELIVERED

a)   February 1, 1992    3,855 rentable square feet on the second floor of the
                         Building, shown as "B1" on Exhibit G.

b)   March 1, 1992       12,682 rentable square feet on the second floor and
                         12,829 rentable square feet on the fifth floor of the Building, shown as "B3" and "C1", respectively, on Exhibit G.

c)   April 15, 1992      7,656 rentable square feet on the fifth floor (the
                         "Alkermes Space") and 3,374 rentable square feet on the second floor of the Building, shown as "C2" and "B2", respectively, on Exhibit G.

                                      A(2)

Annual Fixed Rent
Commencement Date:       Three (3) months after the respective Scheduled
                         Delivery Date, except with respect to (i) the Alkermes
                         Space in which case Annual Fixed Rent Commencement Date shall be the Commencement Date and (ii) the First Floor
                         Premises in which case the Annual Fixed Rent
                         Commencement Date shall be three (3)months after March
                         1, 1992.

Tenant's Original
Address:                 ARIAD Pharmaceuticals, Inc.
                         687 Wetherby Lane
                         Devon, PA 19333
                         Attention: Harvey J. Berger, M.D.,
                         Chairman and Chief Executive Officer

Total Rentable Floor
Area of Building:        98,472 rentable square feet

                                      A(3)

                                     EXHIBIT A-1

                 RIGHTS AND REMEDIES IN RESPECT OF LATE DELIVERY


1. Landlord can delay the delivery of 25,511 s.f. of space which is scheduled to be delivered on March 1, 1992, beyond the Scheduled Delivery Date until any date no later than April 15, 1992. For each day of delay in delivery of such space following March 1, 1992, Tenant shall be entitled to one day delay of the Annual Fixed Rent Commencement Date with respect to such space. By way of example, if the foregoing portion of the Premises shall be delivered by Landlord to Tenant on March 31, 1992, the Annual Fixed Rent Commencement Date for such portion of the Premises shall be four (4) months after such date of delivery. In the event that such space is not delivered to Tenant by April 15, 1992, Tenant shall have the right, exercised at any time prior to the delivery of such space to Tenant, to terminate this Lease upon delivery of written notice of such termination to Landlord. Tenant shall not be entitled to any damages in the event that Tenant exercises such right to terminate provided Landlord has acted in good faith with respect to the delivery of such space.

2. Landlord can delay the delivery of 11,030 s.f. of space (the "Last Space") scheduled to be delivered on April 15, 1992 beyond the Scheduled Delivery Date until any date no later than June 15, 1992. For each day of delay in delivery of such space following May 1, 1992, Tenant shall be entitled to one day delay of the respective Annual Fixed Rent Commencement Dates with respect to such space, computed in the manner provided in Section 1 above, subject to the provisions of Section 3 below. In the event that the Last Space is not delivered to Tenant by June 15, 1992, Tenant shall have the right, at any time prior to the delivery of such space to Tenant, to terminate this Lease upon delivery of written notice of such termination to Landlord. In the event that Tenant exercises such right to terminate, Tenant shall be entitled to damages from Landlord equal to the nonrecoverable architectural, engineering and other professional fees and construction costs (including costs for committed materials less any recovery) which Tenant has incurred (and/or committed to) up to the date of such termination with respect to its tenancy in the Building pursuant to this Lease, which damages Landlord agrees to pay Tenant within five (5) days after demand. Tenant's determination of the proper amount of damages shall be subject to Dispute Resolution.

3. If Landlord anticipates that it will be unable to deliver the Last Space on or before June 15, 1992, Landlord may give written notice to Tenant which notice shall include a date beyond June 15, 1992 (the "Delayed Date") upon which Landlord believes it can deliver Tenant the Last Space. Tenant shall, within ten (10) business days thereafter, give written notice to Landlord electing either to (1) accept the Delayed Date as the new Scheduled Delivery Date with respect to the Last Space; or (2) terminate this Lease. For each day of delay in delivery of such space following May 1, 1992, Tenant shall be entitled to one day delay of the respective Annual Fixed Rent Commencement Dates with respect to such space, computed in the manner provided in Section 1 above. In the event that Tenant exercises such option to terminate, Tenant shall be entitled to damages from Landlord as provided in Section 2 above. In the event that Tenant shall not elect to terminate this Lease, as aforesaid, and the Last Space is not delivered on the Delayed Date then Tenant shall have the further right, exercised at any time prior to the delivery of the Last Space to Tenant, to terminate this Lease upon delivery of written notice of such termination to Landlord. In the event that Tenant so exercises such option to terminate, Tenant shall be entitled to damages from Landlord as provided in Section 2 above.


                                     A-1(1)

4. At all times Landlord will act in good faith in its attempts to deliver space on the Scheduled Delivery Dates as such delivery Dates may be delayed pursuant to this Addendum. In exercising Tenant's rights to terminate this Lease as provided in this Exhibit A-l, Tenant will act in good faith upon the reasonable determination (but in its sole discretion) that it can have useful occupancy of alternative space sooner than the delayed space can be provided by Landlord or that Tenant has lost faith in Landlord's ability to meet future Scheduled Delivery Dates for all or any portion of the delayed space.

5. In the event that (a) the Delayed Date proposed in Landlord's notice is beyond December 31, 1992; or (b) Landlord indicates in such notice that the Last Space is not deliverable; or (c) the Last Space is not delivered prior to December 31, 1992, and Tenant has not elected to terminate this Lease pursuant to Section 2 or 3 hereof, Tenant shall have the right to exclude the Last Space from this Lease and preserve its lease rights in the remaining portion of the original premises excluding the Last Space (the "Reduced Original Premises") by election set forth in a written notice to Landlord by the earlier of twenty (20) days following such Landlord's notice, or January 20, 1993, in which event this Lease shall be amended to reflect the following terms:

     A. The Annual Fixed Rent with respect to the Reduced Original Premises for:

          (i) Retroactive from July 1, 1992 for the remainder of Lease Years 1-5 shall be [Illegible]/rentable square foot (that portion of such reduction in Annual Fixed Rent from July 1, 1992 to December 31, 1992 shall be reimbursed by Landlord to Tenant on demand); and

          (ii)  Lease Years 6-10 shall be [Illegible]/rentable square foot.

     B. The Initial Term shall be ten (10) years commencing on the Annual Fixed Rent Commencement Date of the space containing 25,511 sf.

     C. Tenant's expansion rights with respect to (i) the Last Space shall reflect that the Annual Fixed Rent for such space during the Lease Years 1-5 shall be [Illegible]/rentable square foot and for Lease Years 6-10 shall be [Illegible]/rentable square foot, and (ii) the other space in the Building which is the subject of Tenant's election to expand within Lease Years 1-5 shall reflect the Annual Fixed Rent for such space during Lease Years 1-5 to be [Illegible]/rentable square foot and for Lease Years 6-10 to be [Illegible]/rentable square foot.

6. If Tenant shall elect to exclude the Last Space from this Lease, in accordance with this Exhibit A-1, Landlord shall use good faith efforts (without any obligation to expend any

                                     A-1(2)
     monies) to locate other space in the Building or adjacent buildings in University Park for Tenant's laboratory/office facilities.

                                     A-1(3)

                                    EXHIBIT B

                                LEGAL DESCRIPTION

     The land situated in the City of Cambridge, Middlesex County, Massachusetts, more particularly described as follows:

PARCEL A: That certain parcel of land situated in said Cambridge, bounded and described as follows:

Beginning at a point on the southeasterly street line of Landsdowne Street at the intersection with the southwesterly street line of Cross Street;

Thence running along said southwesterly street line of Cross Street, [Illegible] 30' - 29"E a distance of 204.99 feet to a point;

Thence turning and running along the northwesterly street line of Purrington Street, S59 DEG. - 10' - 11"W a distance of 176.27 feet to a point;

Thence turning and running N51 DEG.- 31' - 44"W a distance of 33.11 feet to a point;

Thence turning and running N38 DEG.- 28' - 16"E a distance of [Illegible] feet to a point;

Thence turning and running N51 DEG.- 31' - 44"W a distance of [Illegible] feet to a point;

Thence turning and running along said southeasterly street line of Landsdowne Street, N59 DEG. - 10' - 11"E a distance of 154.97 feet to the point of beginning.

[Illegible] 30,452 square feet of land, more or less.

[Illegible] with the right to use, in common with others entitled [Illegible] Purrington and Cross Streets for access to and from [Illegible].

[Illegible] That certain parcel of land situated in said [Illegible], bounded and described as follows:

[Illegible] at a point on the southeasterly street line of [Illegible] Street,
154.97 feet southwest from the intersection [Illegible] street line of Cross Street with said [Illegible] street line of Landsdowne Street;

Thence turning and running S51 DEG.- 31' - 44"E a distance of [Illegible] feet to a point;

Thence turning and running S38 DEG. - 28' - 16"W a distance of 20.00 feet to a point;

Thence turning and running S41 DEG. - 31' - 44"E a distance of 33.11 feet to a point;

Thence turning and running a long the northwesterly street line of Purrington Street, S59 DEG. - 10' - 11"W a distance of 290.09 feet to a point;

                                      B(1)

Thence turning and running N39 DEG.- 49' - 49"W a distance of 35.79 feet to a point;

Thence turning and running S59 DEG. - 10' - 11"W a distance of 8.50 feet to a point;

Thence turning and running N39 DEG. - 49' - 49"W a distance of 156.00 feet to a point;

Thence turning and running along said southeasterly street line of Landsdowne Street, N59 DEG.- 10' - 11"E a distance of 247.50 feet to the point of beginning.

Containing 53,374 square feet of land, more or less.

A portion of Parcel B constitutes a parcel of registered land, as shown on Transfer Certificate of Title No. 157415, bounded and described as follows:

Northwesterly by the southeasterly line of Landsdowne Street, ninety-five feet'

Easterly, seventy and 16/100 feet, and

Northeasterly, one hundred and thirty feet, by land now or formerly of C.A. Swanson & Sons, Inc. of Mass.;

Southeasterly by Purrington Street, sixty-eight and 47/100 feet; and by the northwesterly line of said Purrington Street, thirty-one one hundredths (0.31) of a foot; and

Southwesterly, fifty-six and 60/100 feet,

Southeasterly, eight one hundredths (0.08) of a foot,

Southwesterly, fifty-one and 49/100 feet,

Northwesterly, sixty-seven one hundredths (0.67) of a foot, and

Southwesterly, ninety-six and 81/100 feet, all by land now or formerly of Bay State Builders Supply Co.

     Said parcel is shown as lots 1, 2 and 3 on plan hereinafter mentioned. (Plan No. 22679A).

     All of said boundaries are determined. by the Court to be located as shown on a plan, as modified and approved by the Land Court, filed in the Land Registration Office, a copy of a portion of which is filed in the Registry of Deeds for the South Registry District of Middlesex County in Registration Book 531, Page 96, with Certificate 80246.

     So much of said lots 1 and 2 as is included within the limits of said Purrington Street is subject to the rights of all persons lawfully entitled thereto in and over the same, and there is appurtenant to said lots 1 and 2 such rights of way as are usual to owners of land abutting private streets in the City of Cambridge, in common with all other persons lawfully entitled thereto over said Purrington Street for its full width to Cross Street as appurtenant to said lot 1, and for its full width from Pacific Street to Cross Street as appurtenant to said lot 2, all as affected by the spur track rights hereinafter mentioned.

                                      B(2)

     The land and rights appurtenant thereto above described are subject to spur track rights as set forth in a grant made by Harry F. Stimpson to Stimpson Terminal Company, dated May 12, 1919, duly recorded in Book 4262, Page 482, and to the provisions of an instrument executed by said Stimpson Terminal Company, dated May 14, 1919, duly recorded in Book 4258, Page 570.

     The above described land is subject to a sewer easement as set forth in an order by the City of Cambridge, dated December 10, 1912, duly recorded in Book 3752, Page 74.

     The above described land is subject to a drainage easement as set forth in a taking by the City of Cambridge, dated October 8, 1935, duly recorded in Book 5976, Page 542.

PARCEL B-1: That certain parcel of land situated in said Cambridge, bounded and described as follows:

Beginning at a point on the southeasterly street line of Landsdowne Street,
402.47 feet southwest from the intersection of the southwesterly street line of Cross Street with said southeasterly street line of Landsdowne Street;

Thence turning and running S39 DEG.- 49' - 49"E a distance of 156.00 feet to a point;

Thence turning and running N59 DEG.- 10' - 11"E a distance of 8.50 feet to a point;

Thence turning and running S39 DEG.- 49' - 49"E a distance of 35.79 feet to a point;

Thence turning and running along the northwesterly street line of Purrington Street, S59 DEG.- 10' - 11"W a distance of 83.53 feet to a point;

Thence turning and running N51 DEG.- 31' - 44"W a distance of 205.02 feet to a point;

Thence running along said southeasterly street line of Landsdowne Street, N59 DEG. - 10' - 11"E a distance of 147.50 feet to the point of beginning.

Containing 21,644 square feet of land, more or less.

     The above parcels A, B and B-1 are shown on a plan entitled Plan of Land in Cambridge, Mass., dated October 9, 1985, revised August 7, 1986, to be recorded herewith.

                                      B(3)

                                    EXHIBIT C

                                   WORK LETTER

1. DEFINITIONS. Terms used in this Exhibit and not otherwise defined, are used with the meanings indicated in the Lease. The term "Landlord's Architect and Engineers" shall refer to the list as presented in Paragraph 1.0 of Guidelines for Tenant Construction and Alteration as contained in Exhibit F. The term "Tenant's Final Plans" is defined in Section 3 hereof.

2. TENANT'S ARCHITECT AND ENGINEERS. Tenant shall employ an Architect and Engineers approved in writing by Landlord which approval-Landlord agrees not to unreasonably withhold. Landlord agrees to either approve or disapprove Tenant's Architect and Engineers in accordance herewith within three (3) days of submission by Tenant of their qualifications and the proposed scope of services to be performed. Any disapproval by Landlord of Tenant's Architect and Engineers shall be accompanied by the reasons therefor and at least two (2) acceptable alternatives.

3. TENANT'S FINAL PLANS. The Tenant agrees to deliver to the Landlord "Tenant's Final Plans" at the Tenant's expense, including Architectural, Mechanical, Electrical, Plumbing and Structural Engineering Plans and Specifications reflecting the partitions, laboratory buildout and other improvements desired by Tenant in the Premises. Tenant's Final Plans shall be in sufficient detail to allow the Tenant to build out the Premises in reasonable conformity with the "Building Standards" contained in Exhibit F, and shall be acceptable to Landlord. Tenant shall pay to Landlord Landlord's actual third party cost for review of the Tenant's Plans and Specifications. Upon review and approval by Landlord, such approval not to be unreasonably withheld or delayed, Tenant's Final Plans shall be attached hereto as EXHIBIT C-1. In the event such Plans do not meet the "Building Standards" as contained in Exhibit F, or are otherwise unacceptable to Landlord, Landlord shall, within ten (10) days of receipt of such plans, notify Tenant of the reasons for such disapproval and request revisions.

4. TENANT'S CONTRACTOR. Tenant shall employ a General Contractor first approved in writing by Landlord which approvals Landlord agrees shall not be unreasonably withheld or delayed. Landlord agrees to either approve or disapprove Tenant's contractor in accordance herewith within three (3) days of submission by Tenant of proposed contractor's qualifications. Landlord shall also have the right to approve the General Contractor's major subcontractors for which Landlord shall also have three (3) days to review and respond in writing and Landlord agrees that such approvals shall not be unreasonably withheld or delayed. Any disapproval by Landlord of Tenant's General Contractor or major subcontractors shall be accompanied by the reasons therefor and at least two (2) acceptable alternatives.

5. TENANT INITIAL BUILDOUT. The Tenant at its sole cost shall cause the Premises to be built out substantially in accordance with Tenant's Final Plans to be attached hereto as EXHIBIT C-1, which construction shall be performed in a good and workmanlike manner, employing first quality materials. All construction shall be performed by a contractor first approved by Landlord. Tenant agrees to request the contractor's agreement to the collateral assignment of the construction contract to Landlord as security for Tenant's construction obligations. No material change to Tenant's Final Plans shall be made unless approved by Landlord following the

                                      C(1)
procedure provided for in Section 4.2 of the Lease. Copies of all requisitions for payment shall be forwarded to Landlord. Prior to commencement of construction, Tenant shall furnish to Landlord information disclosing Tenant's source of funds for such construction and copies of all necessary permits and approvals for Tenant's work and required insurance and bonds. Tenant shall provide copies of lien waivers from Tenant's contractor upon payment of any requisition. All work shall be undertaken in substantial compliance with Architect's Guidelines for Tenant Construction, Technical Specifications for Tenant Area Building Standards, and Guidelines for Tenant Construction and Alteration, attached hereto as EXHIBIT F, and Tenant's General Outline Specifications, attached hereto as EXHIBIT C-2, and Tenant shall cause its contractor(s) to comply with the terms thereof, except as such compliance requirements shall have been modified by Section 4.2 of the Lease. The requirements for Landlord approvals shall not be unreasonably -withheld or delayed. It is understood and agreed that in the case of any inconsistencies between the requirements of EXHIBIT F, Parts 1, 2 and 3 and this Work Letter and/or the Lease, the Work Letter requirements or the Lease requirements, as applicable, shall govern.

     Tenant shall pay the actual third party cost for review by Landlord's Architect and Engineers of aspects of Tenant's Initial Buildout not disclosed by Tenant's Architect and/or Engineer. This review shall include construction progress- and Tenant and Contractor compliance with such Plans and Specifications, Building Standards, and mechanical, electrical, plumbing and structural system capacities and Tenant allocations thereof.

     During the construction period Landlord and Tenant shall send a representative to the construction job progress meeting with Tenant's Contractor to be held as needed. Tenant's representative shall have been given authority to make necessary decisions, authorize expenditures, execute change orders at such meetings so as not to impede construction progress. Landlord's Construction Representative is Frank LaPlante. Tenant's Construction Representative is Donald
J. Ciappenelli, Ph.D.

6.   SUBSTANTIAL COMPLETION. Tenant shall be deemed in default hereunder unless
(1) Tenant shall have completed work in accordance with the Final Plans and Specifications, (2) a Certificate of Occupancy shall have been delivered to Landlord, and (3) utilization of the space has commenced on or before one year from the Annual Fixed Rent Commencement Date (as such term is defined in the Lease) relating to the last portion of the Premises to be delivered to Tenant pursuant to the Scheduled Delivery Dates (as such term is defined in the Lease), subject to delays due to force majeure.

                                      C(2)

                                   EXHIBIT C-1

                              TENANT'S FINAL PLANS


                         To be attached when approved by
                     Landlord in accordance with this Lease

                                     C-1(1)

                                    EXHIBIT D

                                STANDARD SERVICES


The building standard services shall be defined by Landlord and its Management Agent but in no event shall be reduced below those set forth below. A listing of services shall be as promulgated from time to time by Landlord and shall be further described in Tenant Handbook.

The following services are now provided by Landlord:

A.   Regular maintenance of interior, exterior and parking lot landscaping.

B. Regular maintenance, sweeping and snow removal of building exterior areas such as roadways, driveways, sidewalks, parking areas and courtyard paving.

C. Complete interior and exterior cleaning of all windows three times per year.

D. Daily, weekday maintenance of hallways, passenger elevators, common area bathrooms, lobby areas and vestibules as provided in the cleaning specifications set forth in Exhibit D-1.

E. Periodic cleaning of stairwells, freight elevators, and back of house areas.

F. Daily, weekday rubbish removal of all tenant trash receptacles and ash trays.

G. Daily, weekday cleaning of Tenant space to building standard as provided in the cleaning specifications set forth in Exhibit D-1.

H. Maintenance and repair of base building surveillance and alarm equipment, mechanical, electrical, plumbing and life safety systems.

I. Building surveillance and alarm system operation and live monitoring service.

J. Conditioned water for HVAC purposes shall be provided to the premises from central mechanical equipment during the appropriate seasons between the hours of 8:00 AM to 6:00 PM Monday through Friday. In other hours, conditioned water will be made available at building standard rates.

K. Utilities for all interior common areas and exterior building and parking lighting.

L. Use of the Building's two (2) passenger elevators twenty-four (24) hours per day.

M. Freight elevator usage during the normal hours of the Building's operations on a scheduled basis. After hour use of the freight elevator will be made available at building standard rates.

                                      D(1)

                                   EXHIBIT D-1

                               JANITORIAL SERVICES

                                     NIGHTLY

                                  Monday-Friday

LOBBY AND COMMON AREAS

1.   Spot clean all glass doors and side lights.
2.   Spot clean walls.
3.   Clean directory.
4.   Vacuum all carpets and mats.
5.   Damp mop tile floors.

OFFICE AREAS

1.   Empty wastebaskets.
2.   Empty and wipe clean all ashtrays.

LAVATORIES

1.   Clean and sanitize sinks, urinals, and toilets with disinfectant.
2.   Wipe clean all counters, shelves and mirrors.
3.   Empty and wipe clean trash receptacles, change liners as needed.
4.   Empty and clean disposal units.
5.   Sweep and wash floors with disinfectant.

ELEVATORS

1. Clean and polish interior and exterior of elevators including walls, doors and control panels.
2.   Vacuum elevator floors.
3.   Vacuum elevator thresholds on every floor.

                                     D-1(1)

                               JANITORIAL SERVICES

                                     WEEKLY

OFFICE AREAS

1.   Vacuum traffic areas.
2.   Vacuum all carpet.
3.   Damp mop all tile floors.
4.   Spray buff all tile floors.
5.   Dust furniture, fixtures, files and window sills.
6.   Spot clean walls around light switches and doors.

LOBBY AND COMMON AREAS

1.   Wash all glass doors and sidelights.

                                     MONTHLY

STAIRWELL

1.   Sweep thoroughly.

                                    QUARTERLY

LOBBY AND COMMON AREAS

1.   Machine scrub all tile floors.

                                     D-1(2)

                                    EXHIBIT E

                              RULES AND REGULATIONS

DEFINITIONS

Wherever in these Rules and Regulations the word "Tenant" is used, it shall be taken to apply to and include Tenant and his agents, employees, invitees, licensees, contractors, any subtenants and is to be deemed of such number and gender as the circumstances require. The word "Premises" is to be taken to include the space covered by the Lease. The word "Landlord" shall be taken to include the employees and agents of Landlord. Other capitalized terms used but not defined herein shall have the meanings set forth in the Lease.

GENERAL USE OF BUILDING

     A. Space for admitting natural light into any public area of the Building shall not be covered or obstructed by Tenant except in a manner approved by Landlord. Tenant shall, in any windows admitting natural light into the Premises, use building standard blinds as the outermost window treatment.

     B. Toilets, showers and other like apparatus shall be used only for the purpose for which they were constructed. Any and all damage from misuse shall be borne by Tenant. These rooms should be locked at all times.

     C. Landlord reserves the right to determine the number of letters allowed Lessee on any directory it maintains. Tenant is entitled, in any event, to a single listing on the Building directory board now maintained by Landlord which contains only a single listing by each tenant. Tenant's listing may, without limitation, state: Ariad Pharmaceuticals, Inc.

     D. No sign, advertisement, notice or the like, shall be used in the common areas of the Building or Property by Tenant (other than at its office and then only as approved by Landlord in accordance with building standards). If Tenant violates the foregoing, Landlord may remove the violation without liability and may charge all costs and expenses incurred in so doing to Tenant.

     E. Tenant shall not throw or permit to be thrown anything out of windows or doors or down passages or elsewhere in common areas of the Building or Property, or bring or keep any pets therein.

     F.   Unless expressly permitted by Landlord in writing:

          (1) No additional locks or similar devices shall be attached to any door and no keys other than those provided by Landlord shall be made for any door. Upon termination of this lease or of Tenant's possession, the Lessee shall surrender all keys to the Premises and shall explain to Landlord all combination locks on safes, cabinets and vaults remaining in the Premises.

                                      E(1)

          (2) All doors to the Premises leading to common areas of the Building are to be kept closed at all times except when in actual use for entrance to or exit from such Premises. Tenant shall be responsible for the locking of doors and the closing of any transoms and windows in and to the Premises. Any damage or loss resulting from violation of this rule shall be paid for by the Tenant.

          (3) Except as otherwise provided in the Lease, Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery in or about the Premises, or carry on any mechanical business therein. All equipment of any electrical or mechanical nature shall be placed in settings which absorb and prevent any unreasonable vibration, noise or annoyance.

     G Landlord shall designate the time when and the method whereby freight, furniture, safes and other like articles may be brought into, moved or removed from the Building or Premises, and to designate the location for temporary disposition of such items.

     H. In order to insure proper use and care of the Premises Tenant shall not allow anyone other than Landlord's employees or contractors to clean the Premises without Landlord's permission, not to be unreasonably withheld or delayed.

     I. The Premises shall not be defaced in any way. No changes in electrical fixtures or other appurtenances of said Premises shall be made without approval by Landlord in the manner provided in the Lease.

     J. For the general welfare of all tenants and the security of the Building, Landlord may require all persons entering and/or leaving the Building on weekends and holidays and between the hours of 6:00 PM - and 8:00 AM to register with the Building attendant or custodian by signing his name and writing his destination in the Building, and the time of entry and actual or anticipated departure, or other procedures deemed necessary by Lessor. Landlord may deny entry during such hours to any person who fails to provide satisfactory identification.

     K. No pets, and no bicycles or vehicles of any kind, shall be brought into or kept in or about said Premises or the lobby or halls of the Building. Tenant shall not cause or permit any reasonably objectionable odors to be produced upon or emanate from said Premises.

     L. Unless specifically authorized by Landlord, employees or agents of Landlord shall not perform for nor be asked by Tenant to perform work other than their regularly assigned duties.

     M. Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion tends to impair the reputation of the Building or its desirability as an office and R&D building and, upon written notice from

                                      E(2)

          Landlord, Tenant shall promptly discontinue such advertising. Any determination made under this Paragraph M shall be subject to Dispute Resolution.

     N. Canvassing, soliciting and peddling in the Building is prohibited and Tenant shall cooperate to prevent the same from occurring.

     O. Except to the extent inconsistent with the rights of Tenant provided in the Lease, all parking, Building operation, or construction rules and regulations which may be established from time to time by Landlord on a uniform basis shall be obeyed.

     P. Tenant shall not place a load on any floor of said Premises exceeding one hundred (100) pounds per square foot (two hundred fifty pounds per square foot on the first floor). Landlord reserves the right to reasonably prescribe the weight and position of all safes and heavy equipment.

     Q. Tenant shall not instill or use any air conditioning or heating device or system other than those approved by Landlord as provided in the Lease.

     R. Landlord shall have the right to make such other and further reasonable rules and regulations as in the judgment of Landlord, may from time to time be needful for the safety, appearance, care and cleanliness of the Building and for the preservation of good order therein not inconsistent with the rights of Tenant under the Lease. Landlord shall not be responsible to Tenant for any violation of rules and regulations by other tenants, except that Landlord shall enforce the same to the extent such violation causes material adverse impact to Tenant's use of the Premises as provided in the Lease.

     S. The access road and loading areas, parking areas, sidewalks, entrances, lobbies, common area halls, walkways, elevators, stairways and other common area provided by Landlord shall not be obstructed by Tenant, or used by him for any other purpose than for ingress and egress.

     T. In order to insure proper use and care of the Premises, except as provided in the Lease, Tenant shall not manufacture any commodity, or prepare or dispense for sales any foods or beverages, tobacco, flowers, or other commodities or articles without the written consent of Landlord.

     U. In order to insure use and care of the Premises Tenant shall not enter any janitors' closets, mechanical or electrical areas, telephone closets, loading areas, roof or Building storage areas without the consent of Landlord as provided in the Lease.

     V. In order to insure proper use and care of the Premises Tenant shall not place door mats in public corridors without consent of Landlord.

                                      E(3)

                            FIRST AMENDMENT TO LEASE
                     WITH TENANT'S AND LANDLORD'S ESTOPPELS


     This First Amendment to Lease With Tenants and Landlord's Estoppels ("First Amendment") is entered into on this 12th day of May, 1994, effective as of September 1, 1992, by and among Forest City Cambridge, Inc. ("Landlord"), an Ohio corporation, ARIAD Pharmaceuticals, Inc. ("AP"), a Delaware corporation and the original tenant under the Lease referred to hereinafter, and ARIAD Corporation ("AC"), a Delaware corporation and the current tenant under the Lease referred to hereinafter (AP and AC sometimes hereinafter referred to collectively as "Tenant").

                                   WITNESSETH:

     WHEREAS, Landlord and AP have heretofore entered into a lease, dated as of January 8, 1992 (the "Original Lease") for certain premises at 26 Landsdowne Street, Cambridge, Massachusetts, more particularly defined therein;

     WHEREAS, AP assigned, and AC assumed, the Original Lease by Assignment and Assumption of Lease dated October 19, 1992;

     WHEREAS, the Original Lease contemplated that an amendment thereto would be executed to establish the correct square footage of the premises demised thereunder once it had been determined how much space on the first floor would be included therein;

     WHEREAS, Landlord and Tenant have agreed to add certain additional space to the premises demised under the Original Lease and modify the Original Lease in a number of other respects all as more particularly hereinafter provided; and

     WHEREAS, Landlord and Tenant each desire certification from the other as to the status of the Lease as of the date of the First Amendment.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows.

     1. CAPITALIZED TERMS. All capitalized terms not otherwise modified or defined herein shall have the same meanings as are ascribed to them in the Original Lease.

     2. FIRST FLOOR PREMISES; SQUARE FOOTAGE OF THE ORIGINAL PREMISES. Notwithstanding anything to the contrary provided in Section 2.8 and Exhibit G of the Original Lease, the First Floor Premises shall constitute neither Option "A" nor Option "B" described therein. The First Floor Premises shall instead consist of 3,221 rentable square feet shown as "Suite 140" on the floor plans attached as Annex A to this First Amendment. Consequently, the rentable square footage of the Original Premises is established to be 43,617 rentable square feet.

     3. ENLARGEMENT OF THE PREMISES. Certain additional space is added to the Premises as of the respective Commencement Dates therefor (as hereinbelow provided) and the definition of

"Premises" under the Lease shall additionally include all of such space. This additional space (the "Additional Premises") is described as follows:

          (a) 2,378 rentable square feet on the first floor, as shown as "Suite 150A" on Annex A;

          (b) 946 rentable square feet on the first floor, as shown as "Suite 150B" on Annex A;

          (c) 206 rentable square feet on the first floor, as shown as "Suite 150C" on Annex A;

          (d) 174 rentable square feet on the first floor as shown as "Suite 150D" on Annex A;

          (e) 42 rentable square feet on the third floor, as shown as "Suite 300A" on Annex A;

          (f) 42 rentable square feet on the fourth floor, as shown as "Suite 400A" on Annex A; and

          (g) 1,398 rentable square feet on the roof as shown as "East Wing Penthouse" and "Steam Generator Penthouse" on the Roof Plan attached as Annex B to this First Amendment.

     4. ESTABLISHMENT OF THE RENTABLE SQUARE FOOTAGE OF THE BUILDING AND THE PREMISES. With the addition of the Additional Premises to the Premises, the Premises now contain 48,803 rentable square feet. With the addition of the space referred to in clauses (d) and (g) to the rentable square footage of the Building (such space did not formerly constitute rentable area), the Total Rentable Floor Area of the Building shall be increased, as of the date hereof, from 98,472 to 100,044 rentable square feet. Consequently, Exhibit G to the Original Lease is hereby amended by substituting Annex A attached hereto for said Exhibit G and Exhibit K, Part 1 of 2 of the Original Lease is hereby amended by substituting Annex C attached hereto for said Exhibit K, Part 1 of 2.

     5. ESTABLISHMENT OF TENANT'S ALLOCABLE SHARE OF TAX EXPENSES AND OPERATING EXPENSES. For purposes of calculating "Tenant's Tax Expenses Allocable to the Premises" under Section 3.2(b) of the Lease and "Tenant's Operating Expenses Allocable to the Property" under Section 3.3(a) of the Lease, the Rentable Floor Area of that portion of the Additional Premises located on the roof (the "Roof Premises") and the space referred to in Section 3(e) and 3(f) shall be excluded from both the Rentable Floor Area of the Premises and the Total Rentable Floor Area of the Building. Consequently, as of the date hereof, Tenant's allocable share shall be 47,321/98,562.

     6. COMMENCEMENT DATES AND ANNUAL FIXED RENT COMMENCEMENT DATES. The entire Premises has heretofore been delivered by Landlord to Tenant. The Commencement Dates and Annual Fixed Rent Commencement Dates with respect to each portion of the Original Premises were established in accordance with Section 2.5, Exhibit A and Exhibit A-1 of the Original

Lease and the Commencement Dates and Annual Fixed Rent Commencement Dates for each of the portion of the Additional Premises is hereby established by reference to Annex D to this First Amendment. Annex D is a table containing the Commencement Date and Annual Fixed Rent Commencement Date which has been established for each portion of the Original Premises and which is hereby established for each portion of the Additional Premises.

     7. ANNUAL FIXED RENT WITH RESPECT TO THE ROOF PREMISES. Notwithstanding anything to the contrary provided in Section 3.1 or Exhibit A of the Original Lease, the Annual Fixed Rent payable with respect to the Roof Premises, commencing as of the Annual Fixed Rent Commencement Date therefor, shall be at the following rate:

          Lease Years 1-5         [Illegible]
                                _______________/rentable square foot

          Lease Years 6-10        [Illegible]
                                _______________/rentable square foot

     8. INITIAL TERM. It is agreed by Landlord and Tenant that the Annual Fixed Rent Commencement Date of August 9, 1992 with respect to the 3,374 rentable square feet as the second floor, identified as Suite 295 on Annex A, constitutes the beginning of the Initial Term as contemplated under Exhibit A to the Original Lease. Notwithstanding anything in said Exhibit A to the contrary, however, Landlord and Tenant agree that the expiration of the Initial Term shall occur on July 31, 2002 (unless the same shall earlier terminate or expire pursuant to the terms of the Lease).

     9. PARKING PRIVILEGES. Notwithstanding anything provided in Exhibit A to the Original Lease to the contrary, the calculation of parking spaces to which Tenant is entitled thereunder shall not include the Additional Premises. However, in consideration of the leasing of the Additional Premises, Tenant shall be entitled to five (5) additional parking spaces (the "Additional Parking Spaces") upon all of the terms and conditions as pertain to the parking spaces calculated under said Exhibit A to which Tenant is entitled.

     10. LANDLORD'S ADDRESS FOR NOTICES. Exhibit A shall be modified to amend the address to which copies of all notices addressed to Landlord should be sent as follows:

         Forest City Cambridge, Inc.
         c/o Forest City Development
         10800 Brookpark Road
         Cleveland, Ohio  44130
         Attention: James Ratner
                    President

     11. TENANT'S ADDRESS FOR NOTICES. Exhibit A shall be modified to amend the address to which notices should be sent as follows:

         BEFORE OCTOBER 19, 1992:
         ARIAD Pharmaceuticals, Inc.
         26 Landsdowne Street
         Cambridge, Massachusetts  02139-4237
         Attention:   Harvey J. Berger, M.D.,
                      Chairman and Chief Executive Officer

         FROM AND AFTER OCTOBER 19, 1992:
         ARIAD Corporation
         26 Landsdowne Street
         Cambridge, MA  02139-4237
         Attention: Mr. Jay R. LaMarche
                    Treasurer

     12. CORRECTION TO EXHIBIT L TO ORIGINAL LEASE. Exhibit L to the Original Lease is hereby amended by substituting Annex E attached hereto for said Exhibit L.

     13. RATIFICATION. As modified by this First Amendment, the Lease is in full force and effect and Landlord and Tenant ratify and confirm the Lease.

     14. INTERPRETATION AND PARTIAL INVALIDITY. If any term of this First Amendment, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of the First Amendment, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this First Amendment shall be valid and enforceable to the fullest extent permitted by law. The titles of the paragraphs are for convenience only and not to be considered in construing this First Amendment. This First Amendment, and the Annexes attached hereto, contain all of the agreements of the parties with respect to the subject matter thereof and supersede all prior dealings between them with respect to such subject matter (including, without limitation, any provisions of that certain letter agreement between the parties, dated April 17, 1992, to the extent of any inconsistency herewith).

     15. TENANT AND LANDLORD ESTOPPEL. The Original Lease, as amended and modified by both this First Amendment and that certain Settlement Agreement and Second Amendment to Lease, entered into on the date hereof, shall from and after the date hereof constitute the "Lease" and all references to the Lease therein shall be deemed to include said amendments.

     Tenant now hereby agrees and certifies as follows:

          (a) The Lease is in full force and effect, constitutes the entire agreement governing Tenant's occupancy of the Premises and has not been further modified, altered or amended;

          (b) Tenant has accepted and is in occupancy of the Premises and Tenant is open for business and has commenced paying Annual Fixed Rent under the Lease.

          (c) To the best of Tenant's knowledge as of the date hereof, Landlord has performed all obligations required of Landlord under the Lease with respect to improvements to the Building to prepare for Tenant's occupancy of the Original and Additional Premises;

          (d) To the best of Tenant's knowledge, as of the date hereof Tenant has no defenses, offsets or counterclaims against its obligations to pay Annual Fixed Rent or any of its other monetary or non-monetary covenants and obligations under the Lease; and

          (e) To the best of Tenant's knowledge as of the date hereof, there are no existing uncured defaults of Landlord under the Lease with respect to the Original and Additional Premises.

     Landlord now hereby agrees and certifies as follows:

          (a) The Lease is in full force and effect, constitutes the entire agreement governing Tenant's occupancy of the Premises and has not been further modified, altered or amended; and

          (b) To the best of Landlord's knowledge as of the date hereof, there are no existing uncured defaults of Tenant under the Lease with respect to the Original and Additional Premises and all of Tenant's alterations with respect thereto have been approved by Landlord and are complete except as are set forth in Exhibit M attached hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment under seal.

                                            LANDLORD:

                                            Forest City Cambridge, Inc.


                                            By:        Signature on File
                                                 -------------------------------
                                            TENANT:

                                            ARIAD Pharmaceuticals, Inc.


                                            By:        Signature on File
                                                 -------------------------------

                                            ARIAD Corporation


                                            By:        Signature on File
                                                 -------------------------------

                                     ANNEX C

                              EXHIBIT K PART 1 OF 2


                              26 Landsdowne Street
                       Full Floor Rentable Square Footage

                       FLOOR                        R.S.F.

                       Ground                       18,096

                       2nd                          19,911

                       3rd                          20,249

                       4th                          19,905

                       5th                          20,485

                       Roof                          1,398
                                                   -------
                       TOTAL                       100,044

                                     ANNEX D

                    COMMENCEMENT DATES AND ANNUAL FIXED RENT
               COMMENCEMENT DATES FOR ARIAD PHARMACEUTICALS, INC.

                                ORIGINAL PREMISES

     SUITE NUMBER            IDENTIFICATION OF                                                      ANNUAL FIXED
    (IDENTIFIED ON            SPACE ON FLOOR                   RENTABLE                                  RENT
      ANNEX A TO             PLANS ATTACHED AS                 SQUARE         COMMENCEMENT          COMMENCEMENT
   FIRST AMENDMENT)         EXHIBIT C TO LEASE      FLOOR      FOOTAGE            DATE                  DATE
   ----------------         ------------------      -----      -------            ----                  ----

      140                          N/A                1          3,221          01/08/91              06/01/92
      275                          B1                 2          3,855          02/01/92              05/01/92
      295                          B2                 2          3,374          05/05/92              08/09/92*
      200                          B3                 2         12,682          03/01/92              06/01/92
      500                          C1                 5         12,829          03/01/92              06/01/92
      550                          C2                 5          7,656          05/22/92              06/12/92*
                                                             ---------
Original Premises
Subtotal:                                                       43,617

* Annual Fixed Rent Commencement Date was extended one day for each day beyond the Scheduled Delivery Date for such space that the Commencement Date therefor occurred as contemplated by Exhibit A-1 to the Lease.

                               ADDITIONAL PREMISES

     SUITE NUMBER            IDENTIFICATION OF                                                         ANNUAL
    (IDENTIFIED ON            SPACE ON FLOOR                  RENTABLE                               FIXED RENT
      ANNEX A TO             PLANS ATTACHED AS                 SQUARE         COMMENCEMENT          COMMENCEMENT
  FIRST AMENDMENT)          EXHIBIT G TO LEASE      FLOOR      FOOTAGE            DATE                  DATE
  ----------------          ------------------      -----      -------            ----                  ----
      150A                        N/A                 1          2,378          08/01/92              09/01/92
      150B                        N/A                 1            946          04/07/92              04/07/92
      150C                        N/A                 1            206          04/07/92              04/07/92
      150D                        N/A                 1            174          09/01/92              09/01/92
      300A                        N/A                 3             42          09/01/92              09/01/92
      400A                        N/A                 4             42          09/01/92              09/01/92
                                                              --------
      Non-Roof
      Additional
      Premises
      Subtotal:                                                  3,788

      Penthouse                   N/A              Roof          1,398          09/01/92              09/01/92
                                                              ---------
      Total Rentable
      Square Footage
      of Premises:                                              48,803

                                     ANNEX E

                                    EXHIBIT L

                     26 LANDSDOWNE STANDARD TENANT ALLOWANCE

1. Electrical Power: 12.5 watts sf

2. HVAC Capacity: 350 tons for the building

3. Gas Service: 40-50 psi in Purrington Street (Gas Company can extend line into the building if gas service is desired for Tenant distribution within Tenant Premises.)

4. Sewer: 6" sanitary into the building from Purrington Street
          8" storm drain into the building from Purrington Street
          8" storm drain into the building from Cross Street

5. Water: 4" domestic into the building from Purrington Street
          8" fire into the building from Purrington Street

6. Floor Load Capacity:

          Roof: 30 psf (code requirement for snow)

          2nd Floor through 5th floor:

          100 psf superimposed load (20 psf dead load and 80 psf live load) as reduced in the manner permitted by the Massachusetts State Building Code as more fully illustrated on Exhibit L-1 attached hereto

          Ground Floor:

          250 psf as reduced in the manner permitted by the Massachusetts State Building Code as more fully illustrated on Exhibit L-1 attached hereto (any lowering of existing ground floor which may be necessary in the sole judgment of Landlord's engineer to accommodate any such load shall be the sole responsibility of Tenant)

                                     ANNEX F

                                    EXHIBIT M

The following improvements to the Premises are either incomplete, or require adjustments or modifications in order to bring them into compliance with the standards for the Building:

1. The make-up air equipment and controls for Tenant's laboratory spaces are not effectively supplying sufficient air to the laboratories to balance the air being exhausted through the hoods. The system must be rebalanced, and additional make-up air equipment installed if necessary, in order to bring the supply and exhaust systems into balance.

2. A glass drain installed by Tenant is blocking service access to a heat pump in Suite 470. This drain should be permanently relocated, or in the alternative, Tenant shall provide assurances that it will immediately interrupt its use of the drain and remove sections of the pipe as necessary whenever its location precludes necessary repairs or maintenance to the heat pump.

                         SETTLEMENT AGREEMENT AND SECOND
                               AMENDMENT TO LEASE

     This Settlement Agreement and Second Amendment to Lease (this "Agreement") is entered into on this 12th day of May, 1994, effective as of October 1, 1993, by and among Forest City Cambridge, Inc. ("Landlord"), an Ohio corporation, ARIAD Pharmaceuticals, Inc. ("AP"), a Delaware corporation and the original tenant under the Lease referred to hereinafter, and ARIAD Corporation ("AC"), a Delaware corporation and the current tenant under the Lease referred to hereinafter (AP and AC sometimes hereinafter referred to collectively as "Tenant").

                                   WITNESSETH:

     WHEREAS, Landlord and AP have heretofore entered into a lease, dated as of January 8, 1992 and amended by that certain First Amendment to Lease with Tenant's and Landlord's Estoppels (the "First Amendment") dated as of September 1, 1992 (said lease, as so amended and as further amended hereby, is herein referred to as the "Lease") for certain premises more particularly defined therein (the "Premises");

     WHEREAS, AP assigned, and AC assumed, the Lease by Assignment and Assumption of Lease dated October 19, 1992;

     WHEREAS, in connection with the alterations constructed by Tenant to prepare the Premises for its initial occupancy ("Tenant's Initial Alterations") Tenant has (i) installed certain equipment and made certain alterations to the roof of the Building as contemplated by Section 2.2 of the Lease and (ii) constructed certain penthouses which are shown on the Roof Plan attached to the First Amendment as Annex B and installed certain equipment therein (all of which alterations are herein collectively referred to as the "Roof Installations");

     [Illegible]

     WHEREAS, in order to accommodate the Roof Installations, a "three beam platform" was constructed by Landlord to transfer the penthouse and equipment load to the exterior columns of the Building where there was excess load bearing capacity (the "Load Transfer Work");

     WHEREAS, each of the parties have incurred certain costs and expenses which would otherwise not have been required to be incurred by them but for the fact that the Corrective Work and Load Transfer Work was required to be performed due to then existing structural conditions of the Building (the "Existing Conditions");

     WHEREAS, a portion of the Rent, Operating Costs, Real Estate Taxes, and other obligations pertaining to the additional space that was added to the Premises in accordance with the First Amendment and occupied by Tenant since September 1, 1992 has neither been billed by Landlord to Tenant nor paid by Tenant to Landlord;

     WHEREAS, the Corrective Work and Load Transfer Work has now been completed and Landlord and Tenant desire to memorialize their agreement with respect to
(i) Tenant's right to be reimbursed for certain costs and expenses associated with the Existing Conditions which were incurred by Tenant and (ii) the parties respective responsibilities in the event repairs are hereafter required to be made to the Building and the Roof Installations;

     WHEREAS, Tenant removed certain energy efficient lighting fixtures in connection with Tenant's Initial Alterations, and Landlord and Tenant desire to memorialize their agreement with respect thereto; and

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. CAPITALIZED TERMS. All capitalized terms not otherwise defined herein shall have the same meanings as are ascribed to them in the Lease.

2. RESPONSIBILITY FOR EXPENSES; REIMBURSEMENT OBLIGATIONS; RENT CREDIT. Except as hereinafter set forth, each of the costs and expenses which have heretofore been incurred by Landlord and Tenant, respectively, in connection with Tenant's Initial Alterations, the Corrective Work, the Load Transfer Work or otherwise in connection with the Existing Conditions, shall be the responsibility of the party which has heretofore incurred such expense.

     Notwithstanding the foregoing, Landlord has agreed to reimburse Tenant [Illegible] incurred by Tenant in connection with the Existing Conditions and certain increased costs of Tenant's Initial Alterations including, without limitation, the digging of test pits, additional architectural and engineering services and additional general conditions costs in connection with Tenant's Initial Alterations. The reimbursement by Landlord to Tenant of this [Illegible] shall be effectuated as a lump sum payment to be paid promptly by Landlord to Tenant following the execution of this Agreement. Such payment shall constitute reimbursement in full of Landlord's obligation to Tenant under this paragraph and Tenant shall not be entitled to any further rent credit in connection herewith.

3. RESPONSIBILITY FOR ADDITIONAL EXPENSES. Notwithstanding the first paragraph of Section 2 hereof:

     (a) Landlord has agreed to reimburse Tenant for the following costs and expenses:

          (i) [Illegible] incurred by Tenant for the account of Landlord for materials and labor in connection with the performance of certain components of Load Transfer Work as more fully described in the letter from Landlord to John
F. Kennedy of Kennedy & Rossi, dated July 30, 1992;

          (ii) [Illegible] incurred by Tenant for the pouring of a concrete slab on August 15, 1992;

          (iii) [Illegible] incurred by Tenant for the pouring of a concrete slab on August 29, 1992; and

     (b) Tenant has agreed to reimburse Landlord for the following costs and expenses:

     (i) [Illegible] incurred by Landlord to Consentini Associates for review of matters associated with Tenant's Initial Alterations;

     (ii) [Illegible] incurred by Landlord to Lim Consultants, Inc. for review of matters associated with Tenant's Initial Alterations; and

     (iii) [Illegible] incurred by Landlord to Kenetech (as hereinafter defined) referred to in Kenetech's letter to Landlord dated July 2, 1992.

   A payment of [Illegible] which represents the net reimbursement obligations of the respective parties pursuant to this Section 3 shall be paid promptly by Landlord to Tenant following the execution of this Agreement, or, at Tenant's option, credited against the installments of annual fixed rent next coming due under the Lease.

4. RESPONSIBILITY FOR PAST DUE RENT. Landlord and Tenant have also agreed that the amount due through March 31, 1994 for Rent, Operating Expenses, Real Estate Taxes and other charges in connection with the spaces described in Sections 3(d), 3(e), 3(f) and 3(g) of the First Amendment is [Illegible]. This sum shall be paid promptly by Tenant to Landlord following the execution of this Agreement.

5. BALLASTS AND LIGHTING FIXTURES. In connection with Tenant's demolition performed in connection with Tenant's Initial Alterations, certain energy efficient ballasts and lighting fixtures furnished to Landlord by Kenetech Energy Management, Inc. ("Kenetech") were replaced by Tenant with ballasts and lighting fixtures which do not fulfill Kenetech's requirements and certain of the Kenetech ballasts and light fixtures were not returned to Landlord by Tenant. Landlord hereby agrees to relieve Tenant from any responsibility that Tenant would otherwise have had to reimburse Landlord for (i) the termination fee of [Illegible] paid by Landlord to Kenetech for discontinuing the use of certain energy efficient ballasts and lighting fixtures and (ii) the cost to Landlord of replacing such ballasts and light fixtures, all as described in said Kenetech letter dated July 2, 1992.

   In addition to the reimbursement described in Section 3(b)(iii) Tenant shall reimburse Landlord for any additional loss, cost, liability or expense incurred by Landlord to Kenetech or Com/Energy in connection with (a) Tenant's removal of any other Kenetech ballasts and/or lighting fixtures from the Original and Additional Premises which are not specifically the subject matter of said Kenetech's letter dated July 2, 1992, or (b) on account of the projected energy savings not realized because of the removal of the energy efficient ballasts and lighting fixtures from the Original and Additional Premises; provided however that it is agreed and understood that the maximum additional exposure to Tenant under this paragraph shall not exceed [Illegible]. Landlord represents and warrants that as of the date hereof, neither Kenetech nor Com/Energy has asserted a claim, nor has Landlord incurred any such additional loss, cost, liability or expense.

6. TENANT'S REPRESENTATION; RESPONSIBILITIES AND INDEMNITY REGARDING ROOF INSTALLATIONS. Tenant represents and warrants (hereinafter "Tenant's Representation") that the Tenant's Initial Alterations substantially conform to the equipment weights and penthouse construction shown on the Foley & Buhl drawing S-1.2, Progress Print dated 24 April 1992,

Revised 25 September 1992, a copy of which is attached as Exhibit A, (the "Plan") and that no further load has been imposed on the roof thereby.

     Tenant shall maintain and repair the Roof Installations and other Tenant installations on the exterior facade of the Building (the "Exterior Installations"), comply with all requirements of law with respect thereto and otherwise fulfill all of the obligations with respect thereto which Tenant is required to observe by the Lease with respect to other portions of the Premises. Included in Tenant's repair obligations shall be the obligation to maintain the physical appearance of the Roof and Exterior Installations. In the event that Landlord determines that the Roof or Exterior Installations require painting, damage repair or removal of residue and Tenant fails to perform such work following reasonable notice from Landlord that such work is required, then Landlord may perform such corrective work and Tenant shall promptly reimburse Landlord for Landlord's reasonable costs and expenses thereof. Any disagreement with respect to such maintenance or repair obligation shall be subject to the Dispute Resolution provisions of Section 11 of the Lease.

     Tenant shall indemnify and hold Landlord harmless from and against any and all loss, cost, liability, damage or expense (a) in the event that a repair, alteration or replacement which is required to be made to the Building is caused or exacerbated, in whole or in part, by virtue of a material inaccuracy in Tenant's Representation; and (b) which any repair, maintenance or use of the Roof Installations causes to the Building, its systems or any property therein, it being understood that Landlord shall have no claim against Tenant for loss, liability, damage or expense arising from or by virtue of the invalidation in whole or in part of Landlord's roof warranty. Landlord represents and warrants that as of the date hereof, it knows of no repair, alteration or replacement which is required to be made to the building as a result of any repair, use or maintenance of the Roof Installations.

7. LANDLORD'S RESPONSIBILITY. Landlord acknowledges and agrees that any repair, alteration or replacement to the Building which is required to be performed (i) due to the failure of the Corrective Work to enable the Building to have sufficient load bearing capacity to accommodate the Roof Installations and any further installations permitted to Tenant as provided for in Section 8 hereof or
(ii) due to the failure of the girders installed in connection with the Load Transfer Work to adequately transfer the load imposed by the Roof Installations, as designed so to do by Landlord's structural engineer, shall be Landlord's responsibility at its sole cost and expense.

8. TENANT'S USE OF THE BUILDING'S ROOF. Tenant's use of the Building's roof shall be limited to using, maintaining and repairing the Roof Installations and complying with Tenant's obligations with respect thereto. Tenant shall have the right to add up to 20 psf for mechanical piping suspended from penthouse ceilings and up to 10 psf live load distributed in a reasonable uniform manner on the "East Wing Penthouse" floor. Tenant's rights to place any additional equipment on the Building's roof (whether or not in the Roof Premises) or make any alterations thereto shall be subject to Landlord's approval rights contained in the Lease. Landlord shall not hereafter be deemed unreasonable in withholding such approval right if Landlord determines in good faith that the existing structural capacity of the Building is insufficient to support the additional load of such equipment or alterations. Notwithstanding the foregoing, Landlord acknowledges that it shall approve the proposed installation by Tenant of several additional exhaust fans on the Cross Street and Purrington Street areas of the roof, subject to Tenant's submittal to Landlord of engineering data indicating that the roof is capable of supporting the additional load and to Tenant's assurance that the installation will comply with other generally accepted good engineering and workmanship practices.

9. AMOUNTS DUE. Except for the monies due to Landlord and/or Tenant pursuant to the Sections 2, 3 and 4 hereof, each of Landlord and Tenant acknowledges and agrees that neither party hereto is obligated to the other for any amounts due and payable through the effective date hereof on account of services performed, work done or expenses to be reimbursed pursuant to all provisions of the Lease except Section 6.8.

10. RATIFICATION. The Lease is in full force and effect and the Landlord and Tenant ratify and confirm the Lease, and the assignment thereof by AP and assumption thereof by AC mentioned herein above.

11. INTERPRETATION AND PARTIAL INVALIDITY. If any term of this Settlement Agreement and Second Amendment to Lease, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder hereof, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term hereof shall be valid and enforceable to the fullest extent permitted by law. The titles of the Sections are for convenience only and not to be considered in construing this Settlement Agreement and Second Amendment to Lease. This Settlement Agreement and Second Amendment to Lease, and the Schedules attached hereto, contain all of the agreements of the parties with respect to the subject matter thereof and supersede all prior dealings between them with respect to such subject matter.

   IN WITNESS WHEREOF, the parties hereto have executed this Settlement Agreement and Second Amendment to Lease under seal.


                                          LANDLORD:

                                          Forest City Cambridge, Inc.


                                          By:  Signature on File
                                               ---------------------------------

                                          TENANT:

                                          ARIAD Pharmaceuticals, Inc.


                                          By:  Signature on File
                                               ---------------------------------

                                          ARIAD Corporation


                                          By:  Signature on File
                                               ---------------------------------

                            THIRD AMENDMENT TO LEASE

     THIS THIRD AMENDMENT TO LEASE ("Third Amendment") is entered into this 1st day of June 1994 and among Forest City Cambridge, Inc. ("Landlord"), an Ohio corporation, ARIAD Corporation ("Tenant"), a Delaware corporation and ARIAD Pharmaceuticals, Inc. ("Pharmaceuticals"), a Delaware corporation.

                                   WITNESSETH:

     WHEREAS, Landlord and Pharmaceuticals have heretofore entered into a lease, dated as of January 8, 1992, as amended by that certain First Amendment to Lease with Tenant's and Landlord's Estoppels (the "First Amendment") and by that certain Settlement Agreement and Second Amendment to Lease (the "Second Amendment") in each case entered into among Pharmaceuticals, Tenant and Landlord and dated May 12, 1994 (said lease, as so amended, is herein referred to as the "Lease") for certain premises at 26 Landsdowne Street, Cambridge, Massachusetts, more particularly defined therein (the "Premises");

     WHEREAS, Tenant is the successor to the interest of Pharmaceuticals as tenant under the Lease by virtue of an Assignment and Assumption of Lease, dated October 19, 1992;

     WHEREAS, contemporaneously with the execution of this Third Amendment, Tenant is entering into that certain Collateral and Conditional Assignment of Lease and Leasehold Mortgage (the "Collateral and Conditional Assignment") with BayBank Boston, N.A., and Landlord and BayBank Boston, N.A. are entering into that certain Consent and Agreement with respect to Collateral and Conditional Assignment of Lease and Leasehold Mortgage (the "Consent" and, together with the Collateral and Conditional Assignment, the "Tenant Financing Documents"); and

     WHEREAS, Landlord and Tenant have agreed to add certain additional space to the Premises demised under the Lease and modify the Lease in a number of other respects all as more particularly hereinafter provided.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. CAPITALIZED TERMS. All capitalized terms not otherwise defined herein shall have the same meanings as are ascribed to them in the Lease.

     2. EXPANSION OF THE PREMISES. Effective as of April 1, 1994 (the "Effective Date"), certain additional space is added to the Premises and, for all purposes under the Lease, the definition of "Premises" shall additionally include all of such space. This additional space (the "Additional Premises") is described as follows:

   (a) 3,866 rentable square feet on the first floor, as shown as "Suite 175" on Annex A; and

   (b) 20,249 rentable square feet comprising the entire rentable area of the third floor, as shown on Annex A.

     Without limitation of the foregoing, the Annual Fixed Rent for the remainder of the Initial Term shall be adjusted by multiplying the rentable square footage of the Additional Premises by the rental rates set forth in Exhibit A to the Lease for such remaining portion of the Initial Term. Tenant acknowledges that the Additional Premises shall become part of the Premises in their "as is", "where is" condition and Tenant shall be responsible for making any leasehold improvements which Tenant desires to be made thereto, subject to all of the terms and conditions of the Lease applicable thereto. Nothing in the preceding sentence is intended to derogate Landlord's obligations under the Lease which otherwise apply to the Additional Premises, as they do to the balance of the Premises, including, without limitation, Section 5.1 to repair and maintain the Building and Common Areas, and under Section 12.20 to remedy the existence of PCB's or asbestos. Landlord and Tenant hereby agree that all fume hoods and environmental rooms (hot, cold, etc.) in the Additional Premises shall be deemed "Optional Removable Alterations."

     3. COMMENCEMENT DATE, BASE RATE COMMENCEMENT DATE AND ADDITIONAL RENT COMMENCEMENT DATE. For all purposes under the Lease, the Effective Date shall be the Commencement Date, the Base Rent Commencement Date and the Additional Rent Commencement Date with respect to the Additional Premises.

     4. PARKING PRIVILEGES. By virtue of the application of Section 2.4 and Exhibit A of the Lease, the addition of the Additional Premises to the Premises shall result in the allocation to Tenant of forty-eight (48) additional parking spaces. Tenant acknowledges that, as of the date hereof, the market rate for each parking space allocated to Tenant under said Section 2.4 and Exhibit A is currently $85.00 per space per month.

     6. SECURITY DEPOSIT. By virtue of the application of Section 12.11 of the Lease, Tenant is depositing with Landlord, contemporaneously herewith, a replacement letter of credit which fulfills Tenant's obligations thereunder to increase its security deposit by [Illegible].

     7. TENANT'S ADDRESS FOR NOTICES. Exhibit A to the Lease shall be modified to amend the name of the person to whom notices should be sent as follows:


                                ARIAD Corporation
                                26 Landsdowne Street
                                Cambridge, MA 02139-4237
                                ATTENTION: Mr. Jay R. LaMarche
                                           Treasurer

     8. AIR-COOLED CHILLER. (a) Subject to Tenant's obligation to comply with all of the terms and conditions of the Lease applicable thereto, Landlord hereby consents to Tenant's construction of a concrete pad in the location depicted on Annex B (the "Pad Location") and the installation thereon of an air-cooled chiller which has been properly enclosed consistent with sound engineering practices (collectively, the "Air-cooled Chiller"). Tenant shall be responsible for repair and maintenance, and have responsibility for the Air-cooled Chiller, on the same terms and conditions as apply to Exterior Installations (as defined in the aforementioned Settlement Agreement and Second Amendment to Lease) and Tenant shall pay any costs associated with the operation of the Aft-cooled Chiller.

     (b) Tenant shall, at its sole cost and expense, relocate and/or reconstruct any existing structures or equipment (e.g. trash compactor, bicycle racks and curbing) which must be relocated and/or reconstructed in order to accommodate the placement of the concrete pad in the Pad Location and the installation thereon of the Air-cooled Chiller. Tenant shall furnish plans and specifications for such work to Landlord for its review, and Tenant must obtain Landlord's consent, which shall not be unreasonably withheld, prior to the commencement of such work.

     (c) Tenant shall, in lieu of paying additional Annual Fixed Rent with respect to the Pad Location, pay as Additional Rent for the remainder of the Term a monthly amount equal to the product of (x) one-half (1/2) of the number of parking spaces which had to be eliminated in order to accommodate the placement of a concrete slab in the Pad Location and the installation of the Air-cooled Chiller thereon, and (y) the market rent for parking spaces from time to time as established under Section 2.4 and Exhibit A of the Lease. If the Pad Location shall be relocated as contemplated in clause (d) below, the number of parking spaces affected shall be established by Landlord subject to Tenant's reasonable approval and, if applicable, the Additional Rent payable under this clause (c) shall be adjusted accordingly. Such Additional Rent shall be payable on the same terms and conditions as if it constituted parking charges under
Section 2.4 of the Lease.

     (d) If future construction in or about the Building makes it necessary or desirable, in Landlord's reasonable judgment, to relocate the Pad Location, and therefore, the concrete pad and Air-cooled Chiller, then provided that Landlord selects a new Pad Location which will not have a materially adverse effect upon the operation of the Air-cooled Chiller or the delivery of cooled air to the Premises, Landlord may relocate the same, upon not less than fifteen (15) days' written notice and at Landlord's sole cost and expense, and shall use reasonable efforts to minimize any disruption in the operation of the Air-cooled Chiller in connection therewith, which reasonable efforts shall include, at Tenant's request, "overtime" work as necessary to minimize any material disruption in the operation of the Air-cooled Chiller.

     9. SLAB DEPRESSION AND ELECTRICAL UPGRADE. Subject to Tenant's obligation to comply with all of the terms and conditions of the Lease applicable thereto, Landlord hereby consents to (i) Tenant's depression of a portion of the floor slab in Suite 175 as more particularly described in Annex C and (ii) Tenant's upgrading of the electrical service available to the Building as more particularly described in Annex D.

     10. TENANT'S ALLOWANCE. Following Landlord's review of, and satisfaction with, the performance of the work described in Paragraph 9 hereof, and provided that Tenant shall not be in default of any of its monetary obligations under the Lease as hereby amended, nor in default beyond any applicable period of notice and grace under any of its other obligations under the Lease, as hereby amended, Landlord shall contribute $60,000.00 for such costs.

     11. EXPANSION OPTIONS. The following sentence is hereby added at the end of the third paragraph of Section 2.7 of the Lease: "If the Offered Space shall be leased by Landlord, but thereafter becomes once again available for lease, such space shall constitute Offered Space subject to Tenant's rights under this
Section 2.7."

     12. ADDITIONAL DEFAULT. The passage of thirty (30) days after Landlord's receipt of a "Termination Request Notice" from the "Assignee" without Landlord having received a "Revocation Notice" (as such terms are defined in the Consent), and without Landlord having become subject to a court order or other compulsion of law staying Landlord from terminating the Lease, shall henceforth constitute an Event of Default under Section 9.1 of the Lease, supplementing the Events of Default described in clauses (a) and (b) thereof.

     13. CONFIRMATIONS. Landlord agrees upon request of Tenant or BayBank Boston, N.A., that it will execute confirmations and ratifications in recordable form that reflect Landlord's agreement as set forth in Section 11 of the Consent.

     14. REIMBURSEMENT FOR LEGAL FEES. Tenant has agreed to reimburse $20,000.00 to Landlord, contemporaneously with the execution of this Third Amendment, on account of legal fees incurred by Landlord in connection with the negotiation of Tenant's Financing Documents.

     15. RATIFICATION. As modified by this Third Amendment, the Lease is in full force and effect, Landlord and Tenant ratify and confirm the Lease as so amended, and from and after the Effective Date, the Lease, as so amended, shall constitute the "Lease" and all references to the Lease therein shall be deemed to include this Third Amendment.

     16. INTERPRETATION AND PARTIAL INVALIDITY. If any term of this Third Amendment or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder hereof or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term hereof shall be valid and enforceable to the fullest extent permitted by law. The titles of the sections are for convenience only and not to be considered in construing this Third Amendment. This Third Amendment contains all of the agreements of the parties with respect to the subject matter thereof and supersedes all prior dealings between them with respect to such subject matter.

     17. AMOUNTS DUE. Landlord has not heretofore paid Tenant the $81,669.63 to which Tenant is entitled pursuant to the Second Amendment. Tenant has not heretofore paid Landlord certain rent to which Landlord is now entitled to be paid under the Lease, as more particularly itemized by item 3 in Annex E hereto, nor has Tenant heretofore made its reimbursement to Landlord under Section 14 hereof. Except for the monies due to Landlord and/or Tenant described in this
Section 17, each of Landlord and Tenant acknowledges and agrees that neither party hereto is obligated to the other for any amounts due and payable through the date hereof on account of services performed, work done or expenses to be reimbursed pursuant to all provisions of the Lease. Contemporaneously with the execution of this Third Amendment, Tenant hereby makes payment of the net amount due to Landlord, as itemized on Annex E hereto, in fulfillment of Tenant's obligations referred to in this Section 17.

     18. TENANT AND LANDLORD ESTOPPEL. Tenant now hereby agrees and certifies as follows:

          (a) The Lease, is in full force and effect, constitutes the entire agreement governing Tenant's occupancy of the Premises (including, without limitation, the Additional Premises) and has not been further modified, altered or amended;

          (b) Tenant has accepted and is in occupancy of the Premises and Tenant is open for business and has commenced paying Annual Fixed Rent under the Lease;

          (c) To the best of Tenant's knowledge, as of the date hereof, Landlord has performed all obligations required of Landlord under the Lease with respect to improvements to the Building to prepare for Tenant's occupancy of the Premises (including, without limitation, the Additional Premises);

          (d) To the best of Tenant's knowledge, as of the date hereof, Tenant has no defenses, offsets or counterclaims against its obligations to pay Annual Fixed Rent or any of its other monetary or non-monetary covenants and obligations under the Lease; and

          (e) To the best of Tenant's knowledge, as of the date hereof, there are no existing uncured defaults of Landlord under the Lease with respect to the Premises (including, without limitation, the Additional Premises) other than as set forth on Annex F hereto.

     Landlord now hereby agrees and certifies as follows:

          (a) The Lease is in full force and effect, constitutes the entire agreement governing Tenant's occupancy of the Premises (including without limitation, the Additional Premises) and has not been further modified, altered or amended; and

          (b) To the best of Landlord's knowledge as of the date hereof, there are no existing uncured defaults of Tenant under the Lease with respect to the Premises (including, without limitation, the Additional Premises), and all of Tenant's alterations in the portion of the Premises excluding the Additional Premises have been approved by Landlord and are complete except as are set forth in Annex F attached hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment under seal as of the date and year first written above.


                                           LANDLORD:
                                           Forest City Cambridge, Inc.


                                           By: Signature on File
                                              ----------------------------------


                                           TENANT:
                                           ARIAD Corporation


                                           By: Signature on File
                                              ----------------------------------


                                           PHARMACEUTICALS:
                                           ARIAD Pharmaceuticals, Inc.


                                           By: Signature on File
                                              ----------------------------------

                                     ANNEX D

A new 1,000 ampere 480/277 volt 3 phase 4 wire switchboard shall be located in a new electric room, in the southeast corner of suite 175. The electric service for this new switchboard would be extended from the existing, 1,500 KVA pad mounted utility transformer via an underground ductbank with 3-4" conduits, 12 # 600 KCMIL conductors and 3 # 3/0 ground conductors.

                                     ANNEX E

                      ARIAD/FOREST CITY CASH RECONCILIATION
                                    27-May-94

1.    Pursuant to Settlement Agreement and Second Amendment to Lease

      Due from Forest City to ARIAD
        Lump Sum Reimbursement (Sec. 2)                                                       86,000.00
        Additional Reimbursement (Sec. 3)                                                     13,478.97
                                                                                            -----------

      Total from Forest City                                                                  99,478.97

      Due from ARIAD to Forest City
        Past Due Rent Through 03/31/94 (Sec. 4)                                               17,809.34
                                                                                            -----------

      Net Due From Forest City to ARIAD                                                       81,669.63
        Pursuant to Settlement Agreement

2.    Pursuant to Third Amendment

      Legal Fee Reimbursement Due from ARIAD to Forest City                                   20,000.00
                                                                                            -----------

      Net Due From Forest City to ARIAD                                                       61,669.63
        With Legal Fee Reimbursement

3.    Additional Rental Adjustments
      Rent Due for April, May, and June 1994

      Suite 150D                                               276.23            x 3 =           828.69
      Suite 300A                                                35.00            x 3 =           105.00
      Suite 400A                                                35.00            x 3 =           105.00
      Roof                                                     582.50            x 3 =         1,747.50
      Suite 175                                              6,137.28            x 3 =        18,411.84
      Suite 300                                             32,145.30            x 3 =        96,435.90
                                                                                          -------------

      Total Additional Rent Due                                                              117,633.93
                                                                                          -------------

NET PAYMENT DUE FROM ARIAD TO FOREST CITY                                                     55,964.30

                                                MIT JACKSON BUILDING                                      27-May-94
                                            ARIAD PHARMACEUTICALS, INC.
                          SUMMARY OF RENTAL OBLIGATIONS NOT YET INVOICED, APRIL-JUNE 1994

                                           MONTHLY      MONTHLY      MONTHLY
                              MONTHLY     OPERATING      R.E.         PARK
                               FIXED      EXPENSES       TAXES        MAINT       MONTHLY      NUMBER        TOTAL
 SUITE            AREA         RENT         5.03         3.84         0.18         TOTAL       MONTHS         DUE
--------        -------      ---------      ---------   --------       -------   ---------     ------       ----------
150D                174         145.00         72.94       55.68         2.61       276.23        3            828.69
300A                 42          35.00          0.00        0.00         0.00        35.00        3            105.00
400A                 42          35.00          0.00        0.00         0.00        35.00        3            105.00
Roof              1,398         582.50          0.00        0.00         0.00       582.50        3          1,747.50
175               3,866       3,221.67      1,620.50    1,237.12        57.99     6,137.28        3         18,411.84
300              20,249      16,874.17      8,487.71    6,479.68       303.74    32,145.30        3         96,435.90
                                                                                                          ------------

Total Due for April 1994, May 1994, and June 1994                                                         $117,633.93

Notes:

1. Fixed Rent for 150D, 300A, 400A, 175 and 300 calculated at $10.00 psf. Fixed Rent for Roof calculated at $5.00 psf.

2. Expenses, Taxes and Maintenance based upon estimated rates, subject to Year-end adjustment.

                                     ANNEX F

                                    EXHIBIT M

The following improvements to the Premises are either incomplete, or require adjustments or modifications in order to bring them into compliance with the standards for the Building:

1. The make-up air equipment and controls for Tenant's laboratory spaces are not effectively supplying sufficient air to the laboratories to balance the air being exhausted through the hoods. The system must be rebalanced, and additional make-up air equipment installed if necessary, in order to bring the supply and exhaust systems into balance.

2. A glass drain installed by Tenant is blocking service access to a heat pump in Suite 470. This drain should be permanently relocated, or in the alternative, Tenant shall provide assurances that it will immediately interrupt its use of the drain and remove sections of the pipe as necessary whenever its location precludes necessary repairs or maintenance to the heat pump.

                            CONSENT AND RATIFICATION

     Shawmut Bank, N.A., a national banking association, hereby consents to the
(i) First Amendment to Lease, dated May 12, 1994, (ii) Settlement Agreement and Second Amendment to Lease, dated May 12, 1994, and (iii) Third Amendment to Lease, dated June 1, 1994 (collectively the "Amendments") with respect to the Lease dated as of January 8, 1992, between Forest City Cambridge, Inc. and ARIAD Corporation, assignee of ARIAD Pharmaceuticals, Inc., of leased premises located at 26 Landsdowne Street, Cambridge, Massachusetts (the "Lease"), notice of which was recorded with the Middlesex County Southern District Registry of Deeds in Book 22527, Page 551 (as affected by Confirmatory Notice of Lease recorded with said Registry in Book 22642, Page 449) and filed with the Middlesex County Southern Registry District of the Land Court as Document No. 888021 noted on Certificate of Title No. 157415. ARIAD Corporation is assignee of the tenant's interest under the Lease pursuant to the Assignment and Assumption of Lease dated as of October 19, 1992, from ARIAD Pharmaceuticals, Inc. as assignor, which was recorded with said Deeds in Book 22527, Page 581 and filed with said District of the Land Court as Document No. 888025 noted in Certificate of Title No. 157415.

     Shawmut Bank, N.A. is the holder of that certain Leasehold Mortgage and Security Agreement, as amended, from Forest City Cambridge, Inc., dated August 20, 1986, encumbering the premises demised under the Lease, recorded with said Deeds in Book 17328, Page 332, and filed with said District of the Land Court as Document No. 719296 noted on Certificate of Title No. 157415 (the "Mortgage").

     This Consent is given pursuant to the Non-disturbance, Attornment and Subordination Agreement dated as of January 8, 1992 among Shawmut Bank, N.A., Forest City Cambridge, Inc. and ARIAD Pharmaceuticals, Inc., recorded with said Deeds in Book 22527, Page 566 and filed with said District of the Land Court as Document No. 888023 noted on Certificate of Title 157415 (the "Non-disturbance Agreement") and the Mortgage.

     Shawmut Bank, N.A. hereby affirms and ratifies the Non-disturbance Agreement and agrees that all references to the Lease in the Non-disturbance Agreement shall mean the Lease as modified by the Amendments.

     Executed under seal this 7th day of June, 1994.

                                               SHAWMUT BANK, N.A.


                                               By: /s/ Margaret A. Mulcahy
                                                   --------------------------
                                                   Name:  Margaret A. Mulcahy
                                                          -------------------
                                                   Title: Vice President
                                                          -------------------

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss                                                         June 7, 1994

     Then personally appeared the above-named Margaret A. Mulcahy in her capacity as Vice President of Shawmut Bank, N.A. and acknowledged the foregoing instrument to be the duly authorized free act and deed of Shawmut Bank, N.A., before me,
                                        /s/ Sharon M. Gorajec
                                        ----------------------------------------
                                        Notary Public
                                        My commission expires:

                                        SHARON M. GORAJEC, Notary Public
                                        My Commission Expires November 12, 1994

                            CONSENT AND RATIFICATION

     Massachusetts Institute of Technology, a Massachusetts educational corporation chartered by Massachusetts law ("MIT"), hereby consents to the (i) First Amendment to Lease, dated May 12, 1994, (ii) Settlement Agreement and Second Amendment to Lease, dated May 12, 1994, and (iii) Third Amendment to Lease, dated June 1, 1994 (collectively the "Amendments") with respect to the Lease dated as of January 8, 1992, between Forest City Cambridge, Inc. and ARIAD Corporation, assignee of ARIAD Pharmaceuticals, Inc., of leased premises located at 26 Landsdowne Street, Cambridge, Massachusetts (the "Lease"), notice of which was recorded with the Middlesex County Southern District Registry of Deeds in Book 22527, Page 551 (as affected by Confirmatory Notice of Lease recorded with said Registry in Book 22642, Page 449) and filed with the Middlesex County Southern Registry District of the Land Court as Document No. 888021 noted on Certificate of Title No. 157415. ARIAD Corporation is assignee of the tenant's interest under the Lease pursuant to the Assignment and Assumption of Lease dated as of October 19, 1992, from ARIAD Pharmaceuticals, Inc. as assignor, which was recorded with said Deeds in Book 22527, Page 581, and filed with said District of the Land Court as Document No. 888025 noted in Certificate of Title No. 157415.

     MIT is the fee owner and ground lessor of the premises demised under the Lease, as evidenced by notice of lease recorded with said Deeds in Book 17328, Page 325 and filed with said District of the Land Court as Document No. 719295 noted on Certificate of Title No. 157415 (the "Ground Lease").

     This Consent is given pursuant to the Non-disturbance and Attornment Agreement dated as of January 8, 1992 by and between MIT and ARIAD Pharmaceuticals, Inc., recorded with said Deeds in Book 22527, Page 557 and filed with said District of the Land Court as Document No. 888022 noted on Certificate of Title 157415 (the "Non-disturbance Agreement") and the Ground Lease.

     MIT hereby affirms and ratifies the Non-disturbance Agreement and agrees that all references to the Lease in the Non-disturbance Agreement shall mean the Lease as modified by the Amendments.

     Executed under seal this 6th day of June, 1994.

                                            MASSACHUSETTS INSTITUTE OF
                                            TECHNOLOGY


                                            By: /s/ Philip A. Trussell
                                                ------------------------------
                                                Name:  Philip A. Trussell
                                                       -----------------------
                                                Title: Director of Real Estate
                                                       Associate Treasurer
                                                       -----------------------

                          COMMONWEALTH OF MASSACHUSETTS

Middlesex,  ss.                                                     June 6, 1994

     Then personally appeared the above-named Philip A. Trussell in his capacity as Dir./Assoc. Treasurer of Massachusetts Institute of Technology and acknowledged the foregoing instrument to be the duly authorized free act and deed of Massachusetts Institute of Technology, before me,

                                             /s/ Roberta J. Quinlan
                                            ------------------------------------
                                            Notary Public
                                            My commission expires:  11/25/94

                                ARIAD CORPORATION
                              26 Landsdowne Street
                         Cambridge, Massachusetts 02139

                             As of December 16, 1996


Forest City Cambridge, Inc.
38 Sidney Street
Cambridge, MA  02139

     Re: Suite 420 and Suite 440
         26 Landsdowne Street
         Cambridge, Massachusetts
         ------------------------

     Reference is hereby made to that certain lease (the "Original Lease") dated as of July 8, 1992 by and between Ariad Pharmaceuticals, Inc., our predecessor in interest, and Forest City Cambridge, Inc., as the Original Lease has been heretofore amended by that certain First Amendment to Lease with Tenant's and Landlord's Estoppels, dated May 12, 1994, that certain Settlement Agreement and Second Amendment to Lease, dated May 12, 1994 and that certain Third Amendment to Lease, dated June 1, 1994 (the Original Lease, as so amended, being hereinafter referred to as the "Lease"). All capitalized terms contained in this letter not otherwise defined herein shall have the same meanings as are ascribed to them in the Lease.

     By letter dated November 5, 1996, Landlord has timely notified Tenant of the availability of Suite 420 ("Suite 420") comprising 4,664 rentable square feet on the fourth floor as shown on Annex A, in accordance with Section 2.7 of the Original Lease and in fulfillment of Landlord's obligations thereunder. By letter dated November 15, 1996, Tenant timely elected to lease Suite 420 which, in accordance with Section 2.7 of the Original Lease, shall be incorporated into the Premises upon terms and conditions more particularly described therein for Offered Space available for occupancy at any time during the first five (5) lease years of the Initial Term.

     Additionally, Tenant has earlier indicated its interest in leasing Suite 440 ("Suite 440"), comprising 4,679 rentable square feet on the fourth floor as shown on Annex A, if the lease with the current tenant thereof is terminated. Tenant hereby acknowledges that Landlord has consequently terminated the aforesaid lease and, pursuant to Section 2.7 of the Original Lease, Suite 440 now constitutes Offered Space which Tenant may lease pursuant to and upon terms and conditions more particularly described therein. Tenant hereby acknowledges that Landlord has timely notified Tenant of the availability of Suite 440 in accordance with Section 2.7 of the Original Lease and in fulfillment of Landlord's obligations thereunder. Tenant hereby elects to lease Suite 440 which, by virtue of Landlord's having delivered possession thereof contemporaneously herewith., is hereby incorporated into the Premises as of the date hereof upon the terms and conditions more particularly described in Section
2.7 of the Original Lease for Offered Space available for occupancy at any time during the first five (5) lease years of the Initial Term.

Forest City Cambridge, Inc.
As of December 16, 1996
Page 2

     In order to enable Tenant to build and finance the tenant improvements to Suite 420 and Suite 440, Landlord hereby agrees that the cost of tenant improvements for such space, not to exceed [Illegible] shall be considered to be costs "incurred by the Lessee for any alterations or additions added to the Leased Premises after September 23, 1992, which either are owned by the Lessor pursuant to Section 4.3 of the Lease or are Optional Removable Alterations which the Bank has no right to remove upon the termination or expiration of the Lease" and are therefore permitted pursuant to Section 11 of that certain Consent and Agreement with Respect to Leasehold Mortgage dated November 23, 1994 between Forest City Cambridge, Inc. and BayBank Boston, N.A.

     Kindly countersign this letter in-the space provided below to confirm the exercise of Tenant's rights under Section 2.7 of the Original Lease pursuant hereto. Tenant's letter to Landlord dated November 15, 1996, referred to above, is superseded hereby. The Lease is hereby ratified and confirmed by Landlord and Tenant.

                                                 Very truly yours,

                                                 ARIAD CORPORATION


                                                 By: Signature on File
                                                    --------------------------

Above Agreed To:

Forest City Cambridge, Inc.


By: Signature on File
   --------------------------

                                ARIAD CORPORATION
                              26 Landsdowne Street
                         Cambridge, Massachusetts 02139

                             As of December 16, 1996


Forest City Cambridge, Inc.
38 Sidney Street
Cambridge, MA  02139

     Re: Suite 420 and Suite 440
         26 Landsdowne Street
         Cambridge, Massachusetts
         ------------------------

     Reference is hereby made to that certain lease (the "Original Lease") dated as of July 8, 1992 by and between Ariad Pharmaceuticals, Inc., our predecessor in interest, and Forest City Cambridge, Inc., as the Original Lease has been heretofore amended by that certain First Amendment to Lease with Tenant's and Landlord's Estoppels, dated May 12, 1994, that certain Settlement Agreement and Second Amendment to Lease, dated May 12, 1994 and that certain Third Amendment to Lease, dated June 1, 1994 (the Original Lease, as so amended, being hereinafter referred to as the "Lease"). All capitalized terms contained in this letter not otherwise defined herein shall have the same meanings as are ascribed to them in the Lease.

     By letter dated November 5, 1996, Landlord has timely notified Tenant of the availability of Suite 420 ("Suite 420") comprising 4,664 rentable square feet on the fourth floor as shown on Annex A, in accordance with Section 2.7 of the Original Lease and in fulfillment of Landlord's obligations thereunder. By letter dated November 15, 1996, Tenant timely elected to lease Suite 420 which, in accordance with Section 2.7 of the Original Lease, shall be incorporated into the Premises upon terms and conditions more particularly described therein for Offered Space available for occupancy at any time during the first five (5) lease years of the Initial Term.

     Additionally, Tenant has earlier indicated its interest in leasing Suite 440 ("Suite 440"), comprising 4,679 rentable square feet on the fourth floor as shown on Annex A, if the lease with the current tenant thereof is terminated. Tenant hereby acknowledges that Landlord has consequently terminated the aforesaid lease and, pursuant to Section 2.7 of the Original Lease, Suite 440 now constitutes Offered Space which Tenant may lease pursuant to and upon terms and conditions more particularly described therein. Tenant hereby acknowledges that Landlord has timely notified Tenant of the availability of Suite 440 in accordance with Section 2.7 of the Original Lease and in fulfillment of Landlord's obligations thereunder. Tenant hereby elects to lease Suite 440 which, by virtue of Landlord's having delivered possession thereof contemporaneously herewith., is hereby incorporated into the Premises as of the date hereof upon the terms and conditions more particularly described in Section
2.7 of the Original Lease for Offered Space available for occupancy at any time during the first five (5) lease years of the Initial Term.

Forest City Cambridge, Inc.
As of December 16, 1996
Page 2

     In order to enable Tenant to build and finance the tenant improvements to Suite 420 and Suite 440, Landlord hereby agrees that the cost of tenant improvements for such space, not to exceed $2,000,000.00 shall be considered to be costs "incurred by the Lessee for any alterations or additions added to the Leased Premises after September 23, 1992, which either are owned by the Lessor pursuant to Section 4.3 of the Lease or are Optional Removable Alterations which the Bank has no right to remove upon the termination or expiration of the Lease" and are therefore permitted pursuant to Section 11 of that certain Consent and Agreement with Respect to Leasehold Mortgage dated November 23, 1994 between Forest City Cambridge, Inc. and BayBank Boston, N.A.

     Kindly countersign this letter in-the space provided below to confirm the exercise of Tenant's rights under Section 2.7 of the Original Lease pursuant hereto. Tenant's letter to Landlord dated November 15, 1996, referred to above, is superseded hereby. The Lease is hereby ratified and confirmed by Landlord and Tenant.

                                          Very truly yours,

                                          ARIAD CORPORATION


                                          By: Signature on File
                                             -----------------------------------

Above Agreed To:

Forest City Cambridge, Inc.


By: Signature on File
   -------------------------------------

                              TERMINATION AGREEMENT

     THIS AGREEMENT is made and entered into as of the 15th day of December, 1996 by and between FOREST CITY CAMBRIDGE, INC., an Ohio Corporation ("Landlord") and AVICENNA SYSTEMS CORP., a Massachusetts Corporation ("Tenant").

                                   WITNESSETH:

     WHEREAS, Landlord and Tenant entered into a certain Lease dated as of January 1, 1996 (the "Lease") for premises known as Suite 440 in The Jackson Building at 26 Landsdowne Street, Cambridge (the "Premises"); and

     WHEREAS, the Term of the Lease is scheduled to expire on January 31, 1999; and

     WHEREAS, Landlord and Tenant now desire to arrange for an early termination of the Lease and a mutual release of all obligations thereunder;

     NOW, THEREFORE, in consideration of the mutual releases and covenants contained herein, Landlord and Tenant agree as follows:

     1. The Landlord and Tenant acknowledge that as of December 15, 1996 (the "Termination Date") Tenant had ceased to occupy the Demised Premises and had removed all of its moveable trade fixtures and equipment therefrom.

     2. As of the Termination Date, the sum of $13,251.67 remained due and payable from Tenant to Landlord for Fixed Rent, Additional Rent and other charges. Landlord is holding a Security Deposit in the Amount of $l1,300.00, together with interest accrued thereon of $502.22, for a total of $11,802.22. Tenant is herewith delivering to Landlord a check in the amount of $1,449.45, representing the net due to Landlord after application of the Security Deposit.

     3. Effective upon the Termination Date, the Lease will be considered terminated and canceled and shall be of no further force and effect, and the Tenant does hereby release, relinquish and quit-claim to the Landlord any and all right, title, interest or demand, possessed or claimed by the Tenant in or to the Demised Premises and all other property covered by the Lease; and each party to this Agreement and the agents, employees and representatives and affiliated entities of each and all of them, are hereby released from any and all liability, past, present and future, in connection with the occupancy of the Demised Premises by Tenant or the execution of the Lease or any of the terms or provisions thereof.

     4. This agreement shall not be binding or have any force or effect unless mutually executed and delivered by Landlord and Tenant.

     5. The conditions, covenants and agreements herein contained shall be binding upon the parties and their respective successors arid assigns.

     IN WITNESS WHEREOF, said parties have hereunto set their hands as of the day and year first above written.

TENANT                                         LANDLORD

AVICENNA SYSTEMS CORP.                         FOREST CITY CAMBRIDGE, INC.


By:  Signature on File                         By: Signature on File
     ---------------------------------             ---------------------------

Its: Chief Financial Officer                   Its: Vice President
     ---------------------------------             ---------------------------

BEFORE ME, a Notary Public in and for said Country and State, personally appeared the AVICENNA SYSTEMS CORP., by John D. Ryder, its CFO who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed and the free act and deed of said corporation.

     IN TESTIMONY HEREOF, I set my hand and official seal at Cambridge, this 29 day of January, 1997.

                                                Signature on File
                                               --------------------------------
                 [Seal]                        Notary Public

                                               My Commission Expires: 11/29/2002


BEFORE ME, a Notary Public in and for said Country and Stare, personally appeared the FOREST CITY CAMBRIDGE, INC., by Gayle Friedland, its Vice President, who acknowledged that she did sign the foregoing instrument and That the saint is her free act and deed and the free act and deed of said corporation.

IN TESTIMONY HEREOF, I set my hand and official seal at Cambridge, this 12th day of February, 97.

                                                Signature on File
                                               --------------------------------
                                               Notary Public

                                               My Commission Expires:  7/24/03

                                   FOREST CITY
                                   DEVELOPMENT

July 31, 1998

Mr. Charles C. Cabot III
Executive Vice President
Chief Operating Officer
Ariad Pharmaceuticals, Inc.
26 Landsdowne Street
Cambridge, MA  02139

Dear Chip:

Pursuant to our recent discussions regarding space opportunities at 26 Landsdowne Street, I would like to affirm the following schedule of Ariad lease commitments for additional space in the building:

1.) Commencing upon August 1, 1998, for a period expiring October 14, 1998, Ariad shall lease 4,311 rentable square feet of space located on the first floor of 26 Landsdowne Street (formerly Sensimetrics). Through the assignment of the existing tenant's lease, Ariad shall lease this space under the same terms and conditions including annual base rent. The space is being provided in "as is" condition.

          Ariad shall be required to notify Forest City no later than September 15, 1998, of its intention to lease this first floor space for the period between October 15, 1998 and the expiration of the Ariad lease. Should Ariad opt to lease this additional space, it shall be under the same terms and conditions as Ariad's existing lease agreement, however, the annual base rent shall be [Illegible] per rentable square foot, NNN. The space will be provided in "as is" condition. if Ariad chooses not to lease this space, then Forest City shall be free to market this space to other tenants and Ariad shall be entitled to no other continuing rights to lease this space.

2.) Pursuant to Section 2.7 of the Ariad lease agreement and Ariad's exercise of its option, commencing upon December 1, 1998, Mad shall lease 3,984 rentable square feet of additional space located on the fourth floor of 26 Landsdowne Street for a term which is co-terminus with the existing Ariad lease term. The annual base rent for this space shall be [Illegible] per rentable square foot, NNN. The fourth floor space is being provided in 'as is' condition.

If you are in agreement with the assumption of both of these tenant areas as described, please acknowledge in the space below. Attached are three copies of Assignment and Assumption of Lease for the Sensimetrics Corporation space at 26 Landsdowne Street as well as a copy of their lease. Please promptly execute these agreements and then forward to my attention for Forest City's counter-execution. In regards to the fourth floor space, I will provide a lease amendment for this space, incorporating the first floor space if Ariad chooses, after September 15th.

Mr. Charles C. Cabot III
July 31, 1998
Page Two

Finally, I understand that NemaPharm is no longer interested in terminating their lease of 6,605 rentable square feet on the fourth floor prior to the scheduled lease expiration date of July 31, 1999. Therefore, Forest City is not in the position, at this time, to offer this space to Ariad under the provisions of Section 2.7 of your lease as previously contemplated in my letter of July 9, 1998.

Should you have an questions in any of these matters, please do not hesitate to contact my office.


Sincerely,

/s/ Michael B. Wilcox

Michael B. Wilcox
Vice President of Leasing and Marketing

cc:  Michael Jammen

AGREED AND ACCEPTED:

ARIAD PHARMACEUTICALS, INC.


BY:   Signature on File
      -----------------------------------------

ITS:  Executive Vice President

DATE: July 31, 1998

                       ASSIGNMENT AND ASSUMPTION OF LEASE

     THIS ASSIGNMENT AND ASSUMPTION OF LEASE (hereinafter referred to as the "Assignment") is made as of the 31st day of July, 1998, by and among SENSIMETRICS CORPORATION, a Massachusetts corporation with a principal place of business at 26 Landsdowne Street, Cambridge, Massachusetts 02139 (hereinafter referred to as "Assignor"), ARIAD PHARMACEUTICALS, INC., a Delaware corporation, with a principal place of business at 26 Landsdowne Street, Cambridge, Massachusetts 02139 (hereinafter referred to as "Assignee"), and FOREST CITY CAMBRIDGE, INC., an Ohio corporation (hereinafter referred to as "Landlord").

                                   WITNESSETH:

     WHEREAS, Assignor is the tenant under that certain lease described in Exhibit "A" attached hereto and made a part hereof (hereinafter called the "Lease") with respect to certain premises located at 26 Landsdowne Street, Suite 100, Cambridge, Massachusetts (the "Premises");

     WHEREAS, Assignor desires to assign all of Assignor's right, title and interest under the Lease to Assignee and Assignee desires to assume all of the obligations of Assignor under the Lease; and

     WHEREAS, Landlord, as the landlord under the Lease, desires to consent to transactions contemplated by this Assignment and to release Assignor of all of Assignor's obligations under the Lease from and after August 1, 1998.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor, by its acceptance of delivery hereof, and Assignee hereby agree as follows:

     1. Effective as of August 1, 1998, Assignor does hereby bargain, sell, transfer, assign, convey, set over and deliver unto Assignee all right, title and interest of Assignor in, to and under the Lease.

     2. Assignee hereby accepts this Assignment and, as part of the consideration therefore, and, effective as of August 1, 1998, assumes all of the obligations of Assignor, as tenant under the Lease, which arise from and after August 1, 1998.

     3. Landlord hereby consents to the assignment of the Lease by Assignor to Assignee and, from and after the August 1, 1998, releases Assignor of all obligations under the Lease which arise after August 1, 1998.

     4. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

     WITNESS the execution hereof under seal as of the date first hereinabove set forth.

                                               ASSIGNOR:

                                               SENSIMETRICS CORPORATION,
                                               a Massachusetts corporation


                                               By: /s/ R. Berkoritz
                                                  ------------------------------
                                               Name:  R. Berkovitz
                                               Title:  President

                                               ASSIGNEE:

                                               ARIAD PHARMACEUTICALS, INC.,
                                               a Delaware corporation


                                               By: /s/ Charles C. Cabot
                                                  ------------------------------
                                               Name:  Charles C. Cabot III
                                               Title:  Exec. Vice President

                                               LANDLORD:

                                               FOREST CITY CAMBRIDGE, INC.,
                                               an Ohio corporation


                                               By:
                                                  ------------------------------
                                               Name:  Gayle Friedland
                                               Title:  Vice President

                          COMMONWEALTH OF MASSACHUSETTS

Middlesex County, ss.                                              July 31, 1998

Then personally appeared the above-named R. Berkovitz, President of Sensimetrics Corporation, a Massachusetts corporation and acknowledged the foregoing instrument to be his/her free act and deed, and the free act and deed of said Sensimetrics Corporation before me.

                                               Signature on File
                                               ---------------------------------
                                               Notary Public
                                               My Commission Expires:  1/22/2004


                          COMMONWEALTH OF MASSACHUSETTS

Middlesex County, SS.                                              July 31, 1998

Then personally appeared the above-named Charles Cabot, Vice President of Ariad Pharmaceuticals, Inc., a Delaware corporation, and acknowledged the foregoing agreement to be her free act and deed, and the free act and deed of said Ariad Pharmaceuticals, Inc. before me.

                                                /s/ Barbara D. Matyskiel
                                               ---------------------------------
                                               Notary Public
                                               My Commission Expires:

                                               BARBARA D. MATYSKIEL
                                               Notary Public
                                               My Commission Expires April 7,
                                               2000


                          COMMONWEALTH OF MASSACHUSETTS

Middlesex County, SS.                                              July 31, 1998

Then personally appeared the above-named Gayle Friedland, Vice President of Forest City Cambridge, Inc., an Ohio corporation, and acknowledged the foregoing agreement to be her free act and deed, and the free act and deed of said Forest City Cambridge, Inc. before me.


                                               ---------------------------------
                                               Notary Public
                                               My Commission Expires:

                                    EXHIBIT A

Lease dated as of October 14, 1993 between Forest City Cambridge, Inc., as landlord, and Sensimetrics Corporation, as tenant, for premises located at 26 Landsdowne Street, Suite 100, Cambridge, Massachusetts.

                            SIXTH AMENDMENT TO LEASE

     This Sixth Amendment to Lease ("Sixth Amendment") is dated as of this 31st day of December, 1999 by and between Forest City Cambridge, Inc. (the "Landlord") an Ohio corporation, ARIAD Pharmaceuticals, Inc. ("AP"), a Delaware corporation and the original tenant under the Lease referred to hereinafter, and ARIAD Corporation ("AC"), a Delaware corporation and the current tenant under the Lease referred to hereinafter (AP and AC sometimes hereinafter referred to collectively as "Tenant").

                              PRELIMINARY STATEMENT

     WHEREAS, by Lease dated January 8, 1992 ("Lease"), ARIAD Pharmaceuticals, Inc. leased certain space from Landlord in the building known as The Jackson Building, having a street address of 26 Landsdowne Street, Cambridge, Massachusetts ("Premises").

     WHEREAS, AP assigned and AC assumed the Lease by Assignment and Assumption of Lease dated October 19, 1992, and recorded with the Middlesex County Southern District Registry of Deeds in Book 22521, Page 581, and filed with the Middlesex County Southern Registry District of the Land Court as Document No. 888025 noted on Certificate of Title No. 157415.

     WHEREAS, the Lease was amended by the First and the Second Amendments to Lease, each dated May 12, 1994, the Third Amendment to Lease, dated June 1, 1994, a letter agreement dated December 16, 1996 (the Fourth Amendment to Lease) and a letter agreement dated July 31, 1998 (the Fifth Amendment to Lease).

     WHEREAS, Landlord and Tenant have agreed to add certain additional space to the Premises and to confirm the size of the Premises and the base rent for the same.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, each to the other paid, the receipt and sufficiency of which are hereby mutually acknowledged, Landlord and Tenant hereby agree as follows:

1.   The Premises consist of the following:

     a. Suite 275 containing 3,855 rentable square feet at [Illegible] per square foot.

     b. Suite 200 containing 12,682 rentable square feet at [Illegible] per square foot.

     c. Suite 295 containing 3,374 rentable square feet at [Illegible] per square foot.

     d. Suite 500 containing 12,829 rentable square feet at [Illegible] per square foot.

     e. Suite 550 containing 7,656 rentable square feet at [Illegible] per square foot.

     f. Suite 140 containing 3,221 rentable square feet at [Illegible] per square foot

     g. Suite 150A containing 2,378 rentable square feet at [Illegible] per square foot.

     h. Suite 150B containing 946 rentable square feet at [Illegible] per square foot.

     i. Suite 150C containing 206 rentable square feet at [Illegible] per square foot.

     j. Suite 150D containing 174 rentable square feet at [Illegible] per square foot.

     k. Suite 300A containing 42 rentable square feet at [Illegible] per square foot.

     l. Suite 400A containing 42 rentable square feet at [Illegible] per square foot.

     m. The area known as the "Penthouse" containing 1,398 rentable square feet at [Illegible] per square foot.

     n. Suite 175 containing 3,866 rentable square feet at [Illegible] per square foot.

     o. Suite 300 containing 20,249 rentable square feet at [Illegible] per square foot.

     p. Suite 440 containing 4,679 rentable square feet at [Illegible] per square foot.

     q. Suite 420 containing 4,664 rentable square feet at [Illegible] per square foot.

     r. Suite 125 containing 3,200 rentable square feet at [Illegible] per square foot.

     s. Suite 100 containing 4,311 rentable square feet at [Illegible] per square foot.

     t. Suite 400 containing 3,984 rentable square feet at [Illegible] per square foot.

2. As of December 1, 1999, Suite 470 containing 6,605 rentable square feet at [Illegible] per square foot is added to the Premises as more particularly shown on Exhibit A attached hereto and made a part hereof. The total rentable square feet of the Premises is now 100,361.

3. Notwithstanding anything to the contrary provided in the Lease as it has been heretofore amended, for purposes of calculating any amount payable by Tenant to Landlord upon the occurrence of a sublease or assignment affecting the aforesaid Suite 100, Suite 125 and/or Suite 400, the amount of [Illegible] to which reference is made in clauses (x) and (y) of Section 6.8 of the Lease shall be changed to [Illegible] with respect to Suite 100 and Suite 400, and [Illegible] with respect to Suite 125. However, it is agreed that (a) a subtenant's pro rata share of Tenant's costs associated with providing a letter of credit under Section 12.11 of the Lease and the collection of interest at a rate not exceeding .the prime lending rate as determined by the Wall Street Journal on a subtenant's pro rata share of the amount of such letter of credit and (b) those costs of that certain Subtenant Aventis Pharmaceuticals Inc. ("Aventis") as described in Section 8.02 of the Agreement of Sublease by and between ARIAD Corporation as Sublandlord and Aventis as Subtenant dated December 31, 1999, shall not constitute additional rent for inclusion in any calculation of sublease profit under Section 6.8 of the Lease.

4. The Lease as heretofore and hereby amended is hereby ratified and confirmed.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed under seal by persons hereunto duly authorized, and multiple copies, each to be considered an original hereof, as of the date first set forth above.


                                               LANDLORD:
                                               FOREST CITY CAMBRIDGE, INC.


                                               By:     Signature on File
                                                  ------------------------------
                                                     Its:  Vice President


                                               TENANT:
                                               ARIAD CORPORATION


                                               By:     Signature on File
                                                  ------------------------------
                                                        Its:  Treasurer

                           SEVENTH AMENDMENT TO LEASE

     This Seventh Amendment to Lease ("Seventh Amendment") is dated as of this ______ day of March, 2001 by and between Forest City Cambridge, Inc. (the "Landlord") an Ohio corporation, ARIAD Pharmaceuticals, Inc. ("AP"), a Delaware corporation and the original tenant under the Lease referred to hereinafter, and ARIAD Corporation ("AC"), a Delaware corporation and the current tenant under the Lease referred to hereinafter (AP and AC sometimes hereinafter referred to collectively as "Tenant").

                              PRELIMINARY STATEMENT

     WHEREAS, by Lease dated January 8, 1992 ("Lease"), AP leased certain space from Landlord in the building known as The Jackson Building, having a street address of 26 Landsdowne Street, Cambridge, Massachusetts ("Premises");

     WHEREAS, AP assigned and AC assumed the Lease by Assignment and Assumption of Lease dated October 19, 1992, and recorded with the Middlesex County Southern District Registry of Deeds in Book 22527, Page 581, and filed with the Middlesex County Southern Registry District of the Land Court as Document 888025 noted on Certificate of Title No. 157415;

     WHEREAS, the Lease was amended by the First and the Second Amendments to Lease, each dated May 12, 1994, the Third Amendment to Lease, dated June 1, 1994, a letter agreement dated December 16, 1996, the Fifth Amendment to Lease dated July 31, 1998 and the Sixth Amendment to Lease dated December 31, 1999; and

     WHEREAS, Landlord and Tenant have agreed to further amend the Lease by renaming certain suites which comprise the Premises (as defined in the Lease) and confirming the size of each suite.

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, each to the other paid, the receipt and sufficiency of which are hereby mutually acknowledged, Landlord and Tenant hereby agree as follows:

1. The fifth floor of the Premises shall consist of the following and as shown in more detail in Exhibit "A" attached hereto:

     a.   Suite 500 containing 5,987 rentable square feet.

     b.   Suite 520 containing 1,359 rentable square feet.

     c.   Suite 540 containing 5,891 rentable square feet.

     d.   Suite 560 containing 4,022 rentable square feet.

     e.   Suite 580 containing 3,226 rentable square feet.

2. The total rentable square feet for the fifth floor is 20,485 as set forth on Exhibit A (as attached hereto).

3. All other terms and provisions of the Lease shall remain unchanged and the Lease as heretofore and hereby amended is hereby ratified and confirmed.

     IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be duly executed under seal by persons hereunto duly authorized, and multiple copies, each to be considered an original hereof, as of the date first set forth above.

                                               LANDLORD:

                                               FOREST CITY CAMBRIDGE, INC.


                                               By:  /s/ Michael Farley
                                                  ------------------------------
                                               Name:  Michael Farley
                                               Title:  Vice President


                                               TENANT:

                                               ARIAD CORPORATION


                                               By:  /s/ Lee C. Steele
                                                  ------------------------------
                                               Name:  Lee C. Steele
                                               Title:  Chief Financial Officer &
                                                       Senior Vice President

                                    EXHIBIT B

                                 SUBLET PREMISES

                                   EXHIBIT C-1

        LAB OPERATING SERVICES TO BE PROVIDED BY SUBLANDLORD TO SUBTENANT

-    Glass washing--

     Pickup service and returned

-    Receiving--

     Accepting and Delivery to 5th  floor without verification

-    Autoclaving--

     Pickup and return of glassware, instruments and appliances

-    Security--

     Provide and control select access for Viacell employees.

-    All central utilities and lab services not separately metered, including

     --Electricity

     --City of Cambridge water and sewer service

     --Natural gas HVAC heat pumps

     --Exhaust fans

     --Lab gases

     --Effluent filtering and treatment

     --Emergency power (selected areas)

     --RO/DI water

-    Facility operations and management

     --Daily janitorial and cleaning services

     --Mechanical and equipment maintenance services for all lab infrastructure systems

     --Lighting maintenance

     --Assistance on construction and facility improvement projects

     --Daily inspection of facility by qualified engineer

            VIACELL SUBLEASE--EQUIPMENT PROVIDED FOR SUBTENANT'S USE
                                   EXHIBIT C-2

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
EQUIPMENT TYPE                                 ARIAD FAS #          MANUFACTURER              CURRENT
                                                                                              CONDITION
-------------------------------------------------------------------------------------------------------------
Refrigerator/Freezer                                    00205              Kenmore 18         operating
-------------------------------------------------------------------------------------------------------------
                                                        01662          Kenmore Lounge         operating
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Fiam Mat'r Storage Freezer                             001320          Puffer Hubbard         operating
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Freezer                                                  0239                 Kenmore         operating
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Single Chromatography Refrigerator                      00650          Puffer Hubbard         operating
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Double Door Chromatography Refrigerator                001319       Fisher Scientific         operating
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Undercounter refrigerator                               00709                  U-Line         operating
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Undercounter Freezer                                    00721                  U-Line         operating
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Undercounter Freezer                                    00475                  U-Line         operating
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Ice Flaker                                              00780                Scotsman         operating
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

                                    ANNEX A

                                  Floor Plans